--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                              (AMENDMENT NO.     )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /     Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/     Definitive Proxy Statement
/ /     Definitive Additional Materials
/ /     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         LIQUID INSTITUTIONAL RESERVES
                           PAINEWEBBER CASHFUND, INC.
                      PAINEWEBBER MANAGED MUNICIPAL TRUST
                        PAINEWEBBER RMA MONEY FUND, INC.
                      PAINEWEBBER RMA TAX-FREE FUND, INC.
           PAINEWEBBER/KIDDER, PEABODY MUNICIPAL MONEY MARKET SERIES
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
     22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act
    Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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

                               PAINEWEBBER FUNDS
                          1285 Avenue of the Americas
                            New York, New York 10019

                                                               February 28, 1996

Dear Shareholder:

     Enclosed is a proxy statement asking you to vote in favor of several proposals relating to the management and operation of your Fund.

     As I wrote to you in my letter of January 22, after we acquired the Kidder, Peabody mutual funds last February, our enlarged menu of funds was confusing--too many had overlapping objectives or were too narrowly focused. We consolidated 33 long-term, open-end funds into 21 by focusing on those types of funds most investors want. This consolidation allowed us to lower expense ratios (in most cases) and to clarify fund names. These votes are the final phase of that fund consolidation.

     Special meetings of your Fund and of other Funds within the PaineWebber fund complex are being held on April 10, 1996 to consider these proposals and to transact any other business that may properly come before the meetings. In the past, when we have solicited proxies for your Fund, we usually have enclosed a proxy statement directed solely to the shareholders of your Fund. This time, however, shareholders of several Funds are being asked to approve many of the same proposals, so most of the information that must be included in a proxy statement for your Fund needs to be included in a proxy statement for the other Funds as well. Therefore, in order to save money, one proxy statement has been prepared for these Funds. This proxy statement contains detailed information about each of the proposals relating to your Fund, and we recommend that you read it carefully. However, we have also attached some Questions and Answers that we hope will assist you in evaluating the proposals that apply to all of the Funds.

     We have retained an outside firm that specializes in proxy solicitation to assist us with any necessary follow-up. If we have not received your vote as the meeting date approaches, you may receive a telephone call from Shareholder Communications Corporation to ask for your vote. We hope that their telephone call does not inconvenience you.

     Thank you for your attention to this matter and for your continuing investment in the Funds.

                                          Very truly yours,
                                          Margo N. Alexander
                                          President

Proxy cards for each of your Funds are enclosed along with the proxy statement. Please vote your shares today by signing and returning each enclosed proxy card in the postage prepaid envelope provided. The Board of your Fund recommends that you vote 'FOR' each proposal.

                             QUESTIONS AND ANSWERS

 Q:    WHAT IS THE PURPOSE OF THIS PROXY SOLICITATION?
 A:    The purpose of this proxy is to ask you to vote on several issues.
       Shareholders of each of the Funds listed in the proxy statement are being asked to vote on two primary issues: to elect ten Board members and to approve changes to their Fund's fundamental investment restrictions. All shareholders also are being asked to ratify the selection of their Fund's independent auditors.
       In addition, shareholders of several Funds are being asked to vote on proposals that relate only to their Funds. These include proposals to amend the charters of PaineWebber Cashfund, Inc., PaineWebber RMA
       Tax-Free Fund, Inc., PaineWebber RMA Money Fund, Inc. and
       PaineWebber/Kidder, Peabody Municipal Money Market Series; a proposal to amend the bylaws of PaineWebber Cashfund, Inc.; and a proposal to approve a new sub-advisory agreement for Liquid Institutional
       Reserves. Only shareholders of those Funds will vote on those proposals.
 Q:    WHY AM I RECEIVING PROXY INFORMATION ON FUNDS THAT I DO NOT OWN?
 A:    In the past, when we have solicited proxies for your Fund, we have usually enclosed a proxy statement directed solely to the shareholders of one Fund. This time, however, shareholders of several Funds are being asked to approve many of the same proposals, so most of the information that must be included in a proxy statement for your Fund needs to be included in a proxy statement for the other Funds as well.
       Therefore, in order to save money, one proxy statement has been prepared for these Funds.
 Q:    WHY ARE YOU RECOMMENDING A UNIFIED BOARD FOR THE FUNDS?
 A:    A Corporate Governance Task Force, comprised of a number of the Funds'
       existing Board members, assisted by Mitchell Hutchins representatives, recommended to the Fund Boards, and they agreed, that PaineWebber funds should be governed by larger Boards composed of the same members. The Task Force concluded that this 'unified' Board structure benefits the Funds by creating a diverse, experienced group of Board members who understand the operations of the PaineWebber funds and are exposed to the wide variety of issues that arise from overseeing different types of funds.
 Q:    WHY HAS THE BOARD BEEN EXPANDED TO TEN MEMBERS?
 A:    At the recommendation of the Corporate Governance Task Force, each
       Fund's Board has been expanded to include ten members, seven of whom would be independent. The Task Force considered issues relating to the management and long-term welfare of the Funds. It recommended, and the
       Boards agreed to adopt, an expanded Board as part of an overall plan to coordinate and enhance the efficiency of the governance of the
       Funds. Expanding the size of the Boards is intended to facilitate the increased use of Board committees for different purposes, including the periodic review of the Funds' contractual and audit arrangements.
       The Fund Boards approved the Task Force recommendations and nominated ten individuals drawn primarily from the existing Boards.
 Q:    WILL THE PROPOSED CHANGES RESULT IN HIGHER ADVISORY FEES?

 A: No. The advisory and administrative fees charged to each Fund will remain the same. However, shareholders of Liquid Institutional
       Reserves are being asked to approve an increase in the sub-advisory fees paid by PaineWebber (not the LIR Funds) to Mitchell Hutchins.

 Q:    WHAT ARE 'FUNDAMENTAL' INVESTMENT RESTRICTIONS, AND WHY ARE THEY BEING
       CHANGED?
 A: A Fund's 'fundamental' investment restrictions are limitations placed on a Fund's investment policies that can be changed only by a shareholder vote--even if the changes are minor. The law requires certain investment policies to be designated as fundamental. Each Fund adopted a number of fundamental investment restrictions when the Fund was created, and many of those fundamental restrictions reflect regulatory, business or industry conditions, practices or requirements that are no longer in effect. Others reflect regulatory requirements that, while still in effect, do not need to be classified as fundamental restrictions.
       The Funds' Boards believe that fundamental investment restrictions that are not legally required should be eliminated and that the remaining fundamental restrictions should be modernized and made more uniform.
       The Boards believe that the proposed changes to the Funds' fundamental investment restrictions will provide greater flexibility. The proposed changes also will eliminate minor differences in wording that may give rise to unintended differences in effect or interpretation among funds in the PaineWebber fund complex.
 Q:    DO THE PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS MEAN
       THAT MY FUND'S INVESTMENT OBJECTIVE IS BEING CHANGED?
 A: No. None of the proposals would change the investment objective of any Fund.
 Q:    WHAT WILL BE THE EFFECT OF THE PROPOSED CHANGES TO MY FUND'S
       FUNDAMENTAL RESTRICTIONS?
 A: The Boards do not believe that the proposed changes to fundamental investment restrictions will result at this time in a material change in the level of investment risk for any Fund. However, the changes will allow each Fund greater flexibility to respond to future investment opportunities by making changes in non-fundamental investment policies that, at a future time, its Board considers desirable. A shareholder vote will not be necessary for future changes to non-fundamental investment policies or restrictions.
 Q:    WHY ARE SHAREHOLDERS BEING ASKED TO RATIFY THE SELECTION OF THEIR
       FUND'S INDEPENDENT AUDITORS?
 A: The law requires that shareholders be asked to ratify the selection of their Fund's independent auditors at the meetings at which Board members are elected. The Funds do not hold regular annual meetings and, therefore, are asking for your ratification at this time. Each year, a Fund's independent auditors audit the Fund's financial statements and prepare the Fund's federal and state income tax returns.

 Q:    WHAT ARE MY BOARD'S RECOMMENDATIONS?
 A:    The Board of each Fund has recommended that you vote 'FOR' the nominees for Board member and 'FOR' each Proposal that applies to your
       Fund.

THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT EACH OF THE PROPOSALS RELATING TO YOUR FUND. PLEASE READ IT CAREFULLY.

                         LIQUID INSTITUTIONAL RESERVES
                           PAINEWEBBER CASHFUND, INC.
                      PAINEWEBBER MANAGED MUNICIPAL TRUST
                        PAINEWEBBER RMA MONEY FUND, INC.
                      PAINEWEBBER RMA TAX-FREE FUND, INC.
           PAINEWEBBER/KIDDER, PEABODY MUNICIPAL MONEY MARKET SERIES
                            ------------------------

                                   NOTICE OF
                        SPECIAL MEETINGS OF SHAREHOLDERS
                                 TO BE HELD ON
                                 APRIL 10, 1996
                            ------------------------

TO THE SHAREHOLDERS:

     Special meetings of the holders of shares of beneficial interest or common stock of each of the above-listed investment companies ('Companies') will be held at 1285 Avenue of the Americas, 38th Floor, New York, New York, on April 10, 1996, at 11:00 a.m., Eastern time, for the purpose of considering the following proposals with respect to the Companies or with respect to one or more of their respective series or portfolios ('Funds'):

     (1) For each Company, to elect ten members of its Board of Trustees or Directors to serve indefinite terms until their successors are duly elected and qualified;

     (2) For each Fund, to ratify the selection of independent auditors for its current fiscal year;

     (3) For each Fund, to approve certain changes to its fundamental investment restrictions;

     (4)(a) For each of PaineWebber Cashfund, Inc., PaineWebber RMA Tax-Free Fund, Inc. and PaineWebber RMA Money Fund, Inc., to approve certain amendments to, and a restatement of, its Articles of Incorporation;

        (b) For PaineWebber/Kidder, Peabody Municipal Money Market Series, to approve certain amendments to, and a restatement of, its Declaration of Trust;


     (5) For PaineWebber Cashfund, Inc., to approve certain changes to its bylaws;

     (6) For Liquid Institutional Reserves, to approve a new sub-advisory agreement between its investment adviser and its investment sub-adviser; and

     (7) For each Fund, to transact such other business as may properly come before the meetings and any adjournments thereof.

     You are entitled to vote at the meetings, and at any adjournments thereof, of each Company in which you owned shares at the close of business on February 9, 1996. If you attend the meetings, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETINGS, PLEASE COMPLETE, DATE, SIGN AND RETURN EACH ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          By order of the Boards,
                                          DIANNE E. O'DONNELL
                                          Secretary

February 28, 1996
1285 Avenue of the Americas
New York, New York 10019

                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN
  ENCLOSED YOU WILL FIND ONE OR MORE PROXY CARDS RELATING TO EACH OF THE FUNDS FOR WHICH YOU ARE ENTITLED TO VOTE. PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON EACH OF THE ENCLOSED PROXY CARDS, DATE AND SIGN THEM, AND RETURN THEM IN THE ENVELOPE PROVIDED. IF YOU SIGN, DATE AND RETURN A PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED 'FOR' THE NOMINEES FOR TRUSTEE OR DIRECTOR NAMED IN THE ATTACHED PROXY STATEMENT AND 'FOR' ALL OTHER PROPOSALS INDICATED ON THE CARDS. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUNDS OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARDS PROMPTLY. UNLESS PROXY CARDS ARE SIGNED BY THE APPROPRIATE PERSONS AS INDICATED IN THE INSTRUCTIONS BELOW, THEY WILL NOT BE VOTED.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

    The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

    3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


             REGISTRATION                          VALID SIGNATURE
--------------------------------------  --------------------------------------
Corporate Accounts
     (1) ABC Corp. ...................  ABC Corp.
                                        John Doe, Treasurer

     (2) ABC Corp. ...................  John Doe, Treasurer

     (3) ABC Corp. c/o John Doe,
         Treasurer....................  John Doe

     (4) ABC Corp. Profit Sharing
         Plan.........................  John Doe, Trustee

Partnership Accounts
     (1) The XYZ Partnership..........  Jane B. Smith, Partner

     (2) Smith and Jones, Limited
         Partnership..................  Jane B. Smith, General Partner

Trust Accounts
     (1) ABC Trust Account............  Jane B. Doe, Trustee

     (2) Jane B. Doe, Trustee u/t/d
         12/28/78.....................  Jane B. Doe

Custodial or Estate Accounts
     (1) John B. Smith, Cust. f/b/o
         John B. Smith, Jr. UGMA/UTMA.  John B. Smith

     (2) Estate of John B. Smith......  John B. Smith, Jr., Executor

                         LIQUID INSTITUTIONAL RESERVES
                           PAINEWEBBER CASHFUND, INC.
                      PAINEWEBBER MANAGED MUNICIPAL TRUST
                        PAINEWEBBER RMA MONEY FUND, INC.
                      PAINEWEBBER RMA TAX-FREE FUND, INC.
           PAINEWEBBER/KIDDER, PEABODY MUNICIPAL MONEY MARKET SERIES
                          1285 Avenue of the Americas
                            New York, New York 10019
                            ------------------------

                                PROXY STATEMENT
         SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD ON APRIL 10, 1996
                            ------------------------

     This proxy statement is being furnished to holders of Shares of each of the above-listed investment companies ('Companies') in connection with the solicitation by their respective Boards of proxies to be used at special meetings ('Meetings') of Shareholders to be held on April 10, 1996, at 11:00 a.m., Eastern time, or any adjournment or adjournments thereof. This proxy statement is being first mailed to Shareholders on or about March 4, 1996.

     Each Company (other than PaineWebber Cashfund, Inc. and PaineWebber RMA Tax-Free Fund, Inc.) is composed of one or more separate series or portfolios, each of which is referred to herein as a 'Fund.' When the context makes it appropriate, each Company that does not have separate series or portfolios is also referred to herein as a 'Fund.' Each Company is a registered, management investment company under the Investment Company Act of 1940, as amended (the '1940 Act'), and is organized either as a Massachusetts business trust or as a Maryland corporation as described on Exhibit A. The terminology used by the Companies varies, but for simplicity and clarity each Company's shares of beneficial interest or common stock are referred to as 'Shares' and the holders of the Shares are 'Shareholders'; each Company's board of trustees or directors is referred to as a 'Board' and the trustees and directors are 'Board Members'; and each Company's declaration of trust or articles of incorporation is referred to as its 'Charter.' A listing of the formal name for each Fund, and of the shorthand name for each Company and Fund that is used in this proxy statement, is set forth below. The names of Funds that are series or portfolios of a Company are indented under the name of the relevant Company.

                                                                         NAME                      PROPOSALS
                                                                 AS USED IN THIS PROXY           APPLICABLE TO
                    COMPANY/FUND NAME                                  STATEMENT                COMPANY OR FUND
---------------------------------------------------------   -------------------------------   -------------------
LIQUID INSTITUTIONAL RESERVES............................   LIR
  Government Securities Fund.............................   LIR-Government Securities Fund    1, 2, 3 and 6
  Money Market Fund......................................   LIR-Money Market Fund             1, 2, 3 and 6
  Treasury Securities Fund...............................   LIR-Treasury Securities Fund      1, 2, 3 and 6
PAINEWEBBER CASHFUND, INC. ..............................   Cashfund                          1, 2, 3, 4.a and 5
PAINEWEBBER MANAGED MUNICIPAL TRUST......................   Managed Municipal Trust
  PaineWebber RMA California Municipal Money Fund........   RMA California Fund               1, 2 and 3
  PaineWebber RMA New York Municipal Money Fund..........   RMA New York Fund                 1, 2 and 3

PAINEWEBBER RMA MONEY FUND, INC. ........................   RMA Money Fund
  PaineWebber Retirement Money Fund......................   Retirement Money Fund             1, 2, 3 and 4.a
  PaineWebber RMA Money Market Portfolio.................   RMA Money Market Portfolio        1, 2, 3 and 4.a
  PaineWebber RMA U.S. Government Portfolio..............   RMA Government Portfolio          1, 2, 3 and 4.a
PAINEWEBBER RMA TAX-FREE FUND, INC.......................   RMA Tax-Free Fund                 1, 2, 3 and 4.a
PAINEWEBBER/KIDDER, PEABODY MUNICIPAL MONEY MARKET
  SERIES.................................................   Municipal Money Series
  PaineWebber RMA Connecticut Municipal Money Fund.......   RMA Connecticut Fund              1, 2, 3 and 4.b
  PaineWebber RMA New Jersey Municipal Money Fund........   RMA New Jersey Fund               1, 2, 3 and 4.b


     PaineWebber Incorporated ('PaineWebber') is the investment adviser and administrator for each Fund and Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins') is the investment sub-adviser and sub-administrator. Mitchell Hutchins is a wholly owned subsidiary of PaineWebber, which, in turn, is a wholly owned subsidiary of Paine Webber Group Inc. ('PW Group'), a publicly held financial services holding company. PaineWebber also is the principal distributor of each Fund's Shares. The principal business address of each of Mitchell Hutchins, PaineWebber and PW Group is 1285 Avenue of the Americas, New York, New York 10019.

                               VOTING INFORMATION

     For each Company other than LIR and Municipal Money Series, the presence, in person or by proxy, of a majority of the Shares of the Company outstanding and entitled to vote will constitute a quorum for the transaction of business at the Meetings. For LIR and Municipal Money Series, the presence of 30% of the Shares outstanding constitutes a quorum.

     In the event that a quorum is not present at a Meeting, or if a quorum is present at that Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any proposal in favor of the adjournment and will vote those proxies required to be voted AGAINST any proposal against the adjournment. A Shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Broker non-votes are Shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as Shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes will have no effect on Proposals 1 and 2, for which the required vote is a plurality or majority of the votes cast, but effectively will be a vote against adjournment and against Proposals 3 through 6, for which the required vote is a percentage of the Shares present or outstanding.

     The individuals named as proxies on the enclosed proxy cards will vote in accordance with your direction as indicated thereon, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions, your Shares will be voted FOR the nominees named herein for the Board of the Company to which the proxy card relates and FOR the remaining proposals described in this proxy statement and relating to your Fund. If any nominee for the Boards should withdraw or otherwise become unavailable for election, your Shares will be voted in favor of such other nominee or nominees as management may recommend. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Company prior to the related Meeting and must indicate your name and account number. In addition, if you attend a Meeting in person you may, if you wish, vote by ballot at that Meeting, thereby canceling any proxy previously given.

     Information as to the number of outstanding Shares of each Fund as of the record date, February 9, 1996 ('Record Date'), is set forth in Exhibit A. A listing of the owners of more than 5% of the Shares of any Fund as of January 31, 1996 is set forth in Exhibit B. To the knowledge of each Fund's management, the executive officers and Board Members of each Fund, as a group, owned less than 1% of the outstanding Shares of each Fund as of January 31, 1996.

     COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS OF ANY FUND MAY REQUEST COPIES OF THAT FUND'S ANNUAL AND SEMI-ANNUAL REPORTS BY WRITING THE COMPANY AT 1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10019, OR BY CALLING 1-800-647-1568.

     Each full Share of each Fund outstanding is entitled to one vote, and each fractional Share of each Fund outstanding is entitled to a proportionate share of one vote, with respect to each matter to be voted upon by the Shareholders of that Fund. Information about the vote necessary with respect to each proposal is discussed below in connection with the proposal.
                            ------------------------

                     PROPOSAL 1--ELECTION OF BOARD MEMBERS

     RELEVANT COMPANIES.  All Companies.

     DISCUSSION. The Board of each Company has acted to expand its membership and has nominated the ten individuals identified below for election to the related Company's Board at its Meeting. Under Proposal 1, Shareholders of each Company are being asked to vote on those nominees. Pertinent information about each nominee is set forth in the listing below and in Exhibits C through F hereto. Each nominee has indicated a willingness to serve if elected. If elected, each nominee will hold office for an indefinite term until his or her successor is duly elected and qualified, or until he or she resigns or is otherwise removed.

     The increase in the size of the Boards and the nomination of a single group of nominees to serve as the Board Members for each Fund reflects an overall plan to coordinate and enhance the efficiency of the governance of the Funds and of certain other investment companies that are part of the PaineWebber fund complex. This plan was developed by a Corporate Governance Task Force comprised of a number of current Board Members who are not 'interested persons' of the Funds, as defined in the 1940 Act ('independent' Board Members), with the advice of their counsel, and assisted by representatives of Mitchell Hutchins and Fund counsel. The Corporate Governance Task Force considered various matters related to the management and long-term welfare of the Funds and made recommendations to the Boards, including proposals concerning the size and composition of the

Boards, committee structures, fees and related matters. These proposals, the substance of which is summarized below, were adopted by the Boards at meetings in November and December 1995. The Boards acted in February 1996 to establish the size of the Boards at ten, following the untimely death of a member of several of the PaineWebber fund boards, who had been expected to be a nominee as an independent Board Member. For those Funds having nominating committees, the nominees for independent Board membership were selected by the nominating committee of each Fund and then by the full Board of each Fund. For each other Fund, the full Board selected the nominees. With the exception of the nominations for Board membership, which are the subject of Proposal 1, no Shareholder action is required with respect to the Corporate Governance Task Force recommendations.

     Consistent with the recommendations of the Corporate Governance Task Force, and concurrently with this proxy solicitation, shareholders of other funds within the PaineWebber fund complex are also being asked to elect the below-listed nominees to the boards of their funds. However, the election of the nominees for the Board of any Company is not conditioned upon their election to the Board of any other Company or of any other fund within the PaineWebber fund complex.

     The Boards believe that coordinated governance through a unified group of Board Members will benefit each of the Funds. Despite some recent consolidations, the PaineWebber fund complex has grown substantially in size in the years since the current Board structures were created. This growth has been due to the creation of new Funds intended to serve a wide variety of investment needs and the recent acquisition of the asset management business of Kidder Peabody Asset Management, Inc. ('KPAM'). The PaineWebber fund complex currently includes over 60 portfolios of open-end and closed-end funds having a wide variety of investment objectives and policies. These include money market funds; bond funds that invest in corporate and other bonds with varying maturities and risk characteristics; municipal bond funds; balanced funds that invest in combinations of debt and equity securities; growth funds that invest in a wide variety of domestic equity securities; and global funds that invest in debt or equity securities from around the world. The Boards believe that the Funds will benefit from the experience that each nominee will gain by serving on the Boards of such a diverse group of funds. Coordinated governance within the PaineWebber fund complex also will reduce the possibility that the separate Boards of the Companies might arrive at conflicting decisions regarding the operations and management of the Funds and avoid costs resulting from conflicting decisions.

     The Boards also believe that the Funds will benefit from the diversity and experience of the nominees that would comprise the expanded Boards. These nominees have had distinguished careers in government, finance, law, marketing and other areas and will bring a wide range of expertise to the Boards. Seven of the ten nominees have no affiliation with PaineWebber or Mitchell Hutchins and would be independent Board Members. Independent Board Members are charged with special responsibilities to provide an independent check on management and to approve advisory, distribution and similar agreements between the Funds and management. They also constitute the members of the Boards' audit and nominating committees. In the course of their duties, Board Members must review and understand large amounts of financial and technical material and must be willing to devote substantial amounts of time. Due to the demands of service on the Boards, independent nominees may need to reject other attractive opportunities. Each of the independent nominees already serves as an independent Board Member for one or more funds within the PaineWebber fund complex and understands the operations of the complex.

     The proposed unified Board structure will require a greater expenditure of time by each Board Member. Election of the ten nominees will permit the Boards to enhance their supervision of the Funds by increased use of a committee structure. Under the Board structure envisioned by the Corporate Governance Task Force and adopted by the Boards, each Board's audit committee will be divided into two sub-committees, each comprised of independent Board Members. Each sub-committee will function as an audit and contract review committee that periodically will review the contractual and audit arrangements for Funds having similar characteristics. The sub-committee structure will enable Board members both to develop expertise about particular Funds, while still benefiting from the experience and knowledge of the full Boards. Other committees may be used in the future, and the Boards will review the sub-committee structure from time to time to make necessary adjustments. It is anticipated that the full Boards will have five regularly scheduled meetings per year.

     As recommended by the Corporate Governance Task Force, the compensation paid to independent Board Members will change. Under the new structure, each independent Board Member will be paid annual fees of $1,000 per Fund and will receive an attendance fee of $150 for each Board meeting and for each committee meeting (other than committee meetings held on the same date as a Board meeting). It is anticipated that the chairs of the two audit and contract review sub-committees each will receive additional annual compensation from the PaineWebber funds in the aggregate amount of $15,000. Interested Board Members will continue to receive no compensation from any Fund. Board Members will continue to be reimbursed for any expenses incurred in attending meetings. Pursuant to the recommendations of the Corporate Governance Task Force, each Board Member will be subject to mandatory retirement at the end of the year in which he or she becomes 72 years old. The following table sets forth information relating to the compensation paid to Board Members during the past fiscal and calendar years:

                               COMPENSATION TABLE

                                                                                                            TOTAL
                                         AMOUNTS PAID DURING THE MOST RECENT FISCAL YEAR              COMPENSATION PAID
                                                  FROM COMPANY TO BOARD MEMBERS                       TO BOARD MEMBERS
                                ------------------------------------------------------------------    FROM COMPANY AND
                                                                   MUNICIPAL                          FUND COMPLEX FOR
                                                       MANAGED       MONEY       RMA        RMA        THE YEAR ENDED
                                                      MUNICIPAL     MARKET      MONEY     TAX-FREE      DECEMBER 31,
 INDEPENDENT BOARD MEMBER(1)    CASHFUND     LIR        TRUST       SERIES       FUND       FUND           1995(2)
-----------------------------   --------    ------    ---------    ---------    ------    --------    -----------------

David J. Beaubien*...........     --        $5,375       --         $ 4,250       --        --            $ 118,675
Meyer Feldberg...............   $12,000       --       $ 3,750        --        $4,750     $4,500         $ 106,375
George W. Gowen..............   $11,500       --       $ 3,750        --        $4,750     $4,500         $  99,750
William W. Hewitt, Jr.*......     --        $5,250       --         $ 4,250       --        --            $ 118,675
Frederic V. Malek............   $12,000       --       $ 3,750        --        $4,750     $4,500         $  99,750
Judith Davidson Moyers*......   $11,000       --       $ 3,500        --        $4,500     $4,250         $  98,500
Carl W. Schafer..............     --        $5,250       --         $ 4,500       --        --            $ 118,175

------------------

*          Indicates Board Members who are not standing for reelection.
(1)        Board Members who were not independent did not receive compensation from the Companies.
(2)        No fund within the fund complex has a bonus, pension, profit sharing or retirement plan.

     The nominees for election as Board Members, their ages, and a description of their principal occupations are listed in the table below. A table indicating each nominee's ownership of Fund Shares is attached as Exhibit D.

                                       BUSINESS EXPERIENCE DURING THE PAST FIVE
NOMINEE; AGE                           YEARS; OTHER DIRECTORSHIPS
-------------------------------------  ----------------------------------------
Margo N. Alexander;* 48..............  Mrs. Alexander is president, chief executive officer and a director of
                                         Mitchell Hutchins (since January
                                         1995). Mrs. Alexander is an executive
                                         vice president and director of
                                         PaineWebber. Mrs. Alexander also is a
                                         director or trustee of 3 investment
                                         companies for which Mitchell Hutchins
                                         or PaineWebber serves as investment
                                         adviser.
Richard Q. Armstrong; 60.............  Mr. Armstrong is chairman and principal of RQA Enterprises (management
                                         consulting firm) (since April 1991 and
                                         principal occupation since March
                                         1995). Mr. Armstrong is also a
                                         director of Hi Lo Automotive, Inc. He
                                         was chairman of the board, chief
                                         executive officer and co-owner of
                                         Adirondack Beverages (producer and
                                         distributor of soft drinks and
                                         sparkling/still waters) (October
                                         1993-March 1995). He was a partner of
                                         the New England Consulting Group

                                         (management consulting firm) (December
                                         1992-September 1993). He was managing
                                         director of LVMH U.S. Corporation
                                         (U.S. subsidiary of the French luxury
                                         goods conglomerate, Louis Vuitton Moet
                                         Hennessey Corporation) (1987-1991) and
                                         chairman of its wine and spirits
                                         subsidiary, Schieffelin & Somerset
                                         Company (1987-1991). Mr. Armstrong
                                         also is a director or trustee of 6
                                         investment companies for which
                                         Mitchell Hutchins or PaineWebber
                                         serves as investment adviser.
E. Garrett Bewkes, Jr.;* 69..........  Mr. Bewkes is a director of, and a consultant to, PW Group. Prior to 1988,
                                         he was chairman of the board,
                                         president and chief executive officer
                                         of American Bakeries Company. Mr.
                                         Bewkes is also a director of
                                         Interstate Bakeries Corporation and
                                         NaPro Bio-Therapeutics, Inc. Mr.
                                         Bewkes also is a director or trustee
                                         of 24 investment companies for which
                                         Mitchell Hutchins or PaineWebber
                                         serves as investment adviser.
Richard Burt; 47.....................  Mr. Burt is chairman of International
                                       Equity Partners (international
                                         investments and consulting firm)
                                         (since March 1994) and a partner of
                                         McKinsey & Company (management
                                         consulting firm) (since 1991). He is
                                         also a director of American Publishing
                                         Company. He was the chief negotiator
                                         in the Strategic Arms Reduction Talks
                                         with the former Soviet Union
                                         (1989-1991) and the U.S. Ambassador to
                                         the Federal Republic of Germany
                                         (1985-1989). Mr. Burt also is a
                                         director or trustee

                                       BUSINESS EXPERIENCE DURING THE PAST FIVE
NOMINEE; AGE                           YEARS; OTHER DIRECTORSHIPS
-------------------------------------  ----------------------------------------
                                         of 7 investment companies for which
                                         Mitchell Hutchins or PaineWebber
                                         serves as investment adviser.


Mary C. Farrell;* 46.................  Ms. Farrell is a managing director, senior investment strategist, and member
                                         of the Investment Policy Committee of
                                         PaineWebber. Ms. Farrell joined
                                         PaineWebber in 1982. She is a member
                                         of the Financial Women's Association
                                         and Women's Economic Roundtable, and
                                         is employed as a regular panelist on
                                         Wall $treet Week with Louis Rukeyser.
                                         She also serves on the Board of
                                         Overseers of New York University's
                                         Stern School of Business.
Meyer Feldberg; 53...................  Mr. Feldberg is Dean and Professor of
                                       Management of the Graduate School of
                                         Business, Columbia University. Prior
                                         to 1989, he was president of the
                                         Illinois Institute of Technology. Dean
                                         Feldberg is also a director of AMSCO
                                         International Inc., Federated
                                         Department Stores, Inc. and New World
                                         Communications Group Incorporated.
                                         Dean Feldberg also is a director or
                                         trustee of 19 investment companies for
                                         which Mitchell Hutchins or PaineWebber
                                         serves as investment adviser.
George W. Gowen; 66..................  Mr. Gowen is a partner in the law firm of Dunnington, Bartholow & Miller. Prior
                                         to May 1994, he was partner in the law
                                         firm of Fryer, Ross & Gowen. Mr. Gowen
                                         is also a director of Columbia Real
                                         Estate Investments, Inc. Mr. Gowen
                                         also is a director or trustee of 17
                                         investment companies for which
                                         Mitchell Hutchins or PaineWebber
                                         serves as investment adviser.
Frederic V. Malek; 59................  Mr. Malek is chairman of Thayer Capital
                                       Partners (investment bank) and a
                                         co-chairman and director of CB
                                         Commercial Group Inc. (real estate).
                                         From January 1992 to November 1992, he
                                         was campaign manager of Bush-Quayle
                                         '92. From 1990 to 1992, he was vice
                                         chairman and, from 1989 to 1990, he
                                         was president of Northwest Airlines
                                         Inc., NWA Inc. (holding company of
                                         Northwest Airlines Inc.) and Wings
                                         Holdings Inc. (holding company of NWA
                                         Inc.). Prior to 1989, he was employed
                                         by the Marriott Corporation (hotels,
                                         restaurants, airline catering and
                                         contract feeding), where he most
                                         recently was an executive vice
                                         president and president of Marriott
                                         Hotels and Resorts. Mr. Malek is also

                                         a director of American Management
                                         Systems, Inc., Automatic Data
                                         Processing, Inc., Avis, Inc., FPL
                                         Group, Inc., National Education
                                         Corporation and Northwest Airlines
                                         Inc. Mr. Malek also is a director or

                                       BUSINESS EXPERIENCE DURING THE PAST FIVE
NOMINEE; AGE                           YEARS; OTHER DIRECTORSHIPS
-------------------------------------  ----------------------------------------
                                         trustee of 17 investment companies for
                                         which Mitchell Hutchins or PaineWebber
                                         serves as investment adviser.
Carl W. Schafer; 60..................  Mr. Schafer is president of the Atlantic
                                       Foundation (charitable foundation
                                         supporting mainly oceanographic
                                         exploration and research). He also is
                                         a director of Roadway Express, Inc.
                                         (trucking), The Guardian Group of
                                         Mutual Funds, Evans Systems, Inc. (a
                                         motor fuels, convenience store and
                                         diversified company), Hidden Lake Gold
                                         Mines Ltd. (gold mining), Electronic
                                         Clearing House, Inc. (financial
                                         transactions processing), Wainoco Oil
                                         Corporation and Nutraceutix Inc.
                                         (biotechnology). Prior to January
                                         1993, Mr. Schafer was chairman of the
                                         Investment Advisory Committee of the
                                         Howard Hughes Medical Institute. Mr.
                                         Schafer also is a director or trustee
                                         of 7 investment companies for which
                                         Mitchell Hutchins or PaineWebber
                                         serves as investment adviser.
John R. Torell III; 56...............  Mr. Torell is chairman of Torell
                                       Management, Inc. (financial advisory
                                         firm), partner of Zilkha & Company
                                         (merchant banking and private
                                         investment company) and chairman of
                                         Telesphere Corporation (electronic
                                         provider of financial information). He
                                         is the former chairman and chief
                                         executive officer of Fortune Bancorp
                                         (1990-1991 and 1990-1994,
                                         respectively). He is the former
                                         chairman, president and chief
                                         executive officer of CalFed, Inc.

                                         (savings association) (1988 to 1989)
                                         and former president of Manufacturers
                                         Hanover Corp. (bank) (prior to 1988).
                                         Mr. Torell is also a director of
                                         American Home Products Corp., Volt
                                         Information Sciences Inc., and New
                                         Colt Inc. (armament manufacturer). Mr.
                                         Torell also is a director or trustee
                                         of 7 investment companies for which
                                         Mitchell Hutchins or PaineWebber
                                         serves as investment adviser.

------------------
* Indicates 'interested person' of the Funds, as defined by the 1940 Act, by reason of his or her position with Mitchell Hutchins, PaineWebber or PW Group and/or share ownership in PW Group.

     During its most recently completed fiscal year, each Board met the number of times indicated in Exhibit E. Each Board has an audit committee consisting of independent Board Members. The Boards of Managed Municipal Trust, RMA Money Fund and RMA Tax-Free Fund also have nominating committees consisting of the independent Board Members. The Boards of Cashfund, LIR, and Municipal Money Series do not have nominating committees. Tables indicating the membership of the audit and nominating committees for each Company, the number of times such committees met during each Company's last fiscal year, the attendance of Board Members at Board and committee meetings, and providing additional information about the Boards and their committees are attached as Exhibits E and F. The duties of the audit committee are (a) to review reports prepared by the Company's independent auditors, including reports on the Company's internal accounting control procedures; (b) to review and recommend approval or disapproval of audit and non-audit services and the fees charged for such services; (c) to evaluate the independence of the independent auditors and to recommend whether to retain such independent auditors for the next fiscal year; and (d) to report to the Board and make such recommendations as it deems necessary. Except as indicated in Exhibit E, each Board Member attended 75% or more of Board meetings during each Company's most recently completed fiscal year. Information concerning Fund officers is set forth in Exhibit G.

     Each nominating committee selects and nominates individuals to serve as independent Board Members; where a Board has not established a separate nominating committee, the Board itself nominates individuals to serve as independent Board Members. It is not expected that the nominating committees or the Boards ordinarily will consider nominees recommended by Shareholders. The Boards do not have standing compensation committees.

     REQUIRED VOTE. For each Company, the candidates receiving the affirmative vote of a plurality of the votes cast for the election of Board Members at the Meeting will be elected, provided a quorum is present. Shares of all Funds of each Company vote together as a single class for the Members of the Company's Board.

      EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT
         SHAREHOLDERS VOTE 'FOR' EACH OF THE NOMINEES UNDER PROPOSAL 1.

                               ------------------

                    PROPOSAL 2--RATIFICATION OF SELECTION OF
                       INDEPENDENT AUDITORS OF THE FUNDS

     RELEVANT FUNDS.  All Funds.

     DISCUSSION. Under Proposal 2, Shareholders of each Fund are asked to ratify their Board's selection of independent auditors ('Auditors') for their Fund. The Auditors for each Fund audit the Fund's financial statements for each year and prepare the Fund's federal and state annual income tax returns.

     During the last fiscal year, Ernst & Young LLP and Deloitte & Touche LLP served as Auditors for one or more of the Funds. The Boards for which Deloitte & Touche LLP served as Auditors during the last fiscal year (LIR and Municipal Money Series), in each case acting upon the recommendation of its audit committee (which is comprised of independent Board Members), selected Ernst & Young LLP as Auditors to replace Deloitte & Touche LLP, effective July 20, 1995. Currently, Ernst & Young LLP serves as Auditors for each of the Funds and has been selected by the Boards of the Funds to continue to serve in that capacity for the current fiscal year. The Boards' selections for Auditors for the current fiscal year are subject to ratification by Shareholders of each of the Funds at the Meetings.

     The selection of Ernst & Young LLP to replace Deloitte & Touche LLP reflected the relevant Boards' view that using an independent auditing firm that was already familiar with the PaineWebber fund complex would promote efficiencies and cost savings for the relevant Funds and their Shareholders. The reports of Deloitte & Touche LLP on the relevant Funds' financial statements for their two most recent fiscal years prior to July 20,

1995 did not contain adverse opinions, disclaimers, qualifications or modifications of opinion. Deloitte & Touche LLP did not disagree during the two fiscal years and the subsequent interim periods, prior to July 20, 1995, on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on those financial statements. The relevant Funds are not aware of any 'reportable events,' as that term is used in the federal securities laws, during their two most recent fiscal years or any subsequent interim periods, prior to July 20, 1995.

     Representatives of the Auditors are not expected to be present at the Meetings but have been given the opportunity to make a statement if they so desire, and will be available should any matters arise requiring their presence.

Ernst & Young LLP have informed the Funds that they have no material direct or indirect financial interest in the Funds.

     The persons named in the accompanying proxy will vote FOR ratification of the selection of each Fund's Auditors unless contrary instructions are given.

     REQUIRED VOTE. For each Fund, approval of Proposal 2 requires a majority of the votes cast with respect to Proposal 2 at the Meeting, provided a quorum is present.

     EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE 'FOR' PROPOSAL 2.

                               ------------------

   PROPOSAL 3--APPROVAL OF CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS AND
                             POLICIES OF EACH FUND

     RELEVANT FUNDS. Changes are proposed for all Funds, but some of the proposed changes apply only to certain Funds. See 'Proposed Changes,' below, for listings of the Funds to which each specific change applies.

     REASONS FOR THE PROPOSED CHANGES. Pursuant to the 1940 Act, each of the Funds has adopted certain fundamental investment restrictions and policies ('fundamental restrictions'), which are set forth in the Fund's prospectus or statement of additional information, and which may be changed only with Shareholder approval. Restrictions and policies that a Fund has not specifically designated as being fundamental are considered to be 'non-fundamental' and may be changed by the Fund's Board without Shareholder approval.

     Certain of the fundamental restrictions that the Funds have adopted in the past reflect regulatory, business or industry conditions, practices or requirements that are no longer in effect. Other fundamental restrictions reflect regulatory requirements which remain in effect, but which are not required to be stated as fundamental, or in some cases even as non-fundamental, restrictions. Also, as new Funds have been created over a period of years, substantially similar fundamental restrictions often have been phrased in slightly different ways, sometimes resulting in minor but unintended differences in effect or potentially giving rise to unintended differences in interpretation.

     Accordingly, the Boards have approved revisions to their respective Funds' fundamental restrictions in order to simplify, modernize and make more uniform those investment restrictions that are required to be fundamental, and to eliminate those fundamental restrictions that are not legally required. In most instances, existing fundamental restrictions that are eliminated because they are not required to be fundamental would be re-classified as non-fundamental restrictions.


     The Boards believe that eliminating the disparities among the Funds' fundamental restrictions will enhance management's ability to manage efficiently and effectively the Funds' assets in changing regulatory and investment environments. In addition, by reducing to a minimum those policies that can be changed only by Shareholder vote, each Fund will more often be able to avoid the costs and delays associated with a Shareholder meeting when making changes to its investment policies that, at a future time, its Board considers desirable. Although the proposed changes in fundamental restrictions will allow the Funds greater investment flexibility to respond to future investment opportunities, the Boards do not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in any Fund.

     The text and a summary description of each proposed change to the Funds' fundamental restrictions are set forth below. Shareholders should refer to Exhibit K to this proxy statement for the text of the Funds' existing fundamental restrictions. Shareholders should note, however, that for some Funds certain of the fundamental restrictions that are treated separately below currently are combined within a single existing fundamental restriction.

     The text below also describes those non-fundamental restrictions that would be adopted by the Boards in conjunction with the elimination of fundamental restrictions under Proposal 3. Any non-fundamental restriction may be modified or eliminated by the appropriate Board at any future date without any further approval of Shareholders.

     If the proposed changes are approved by Shareholders of the respective Funds at the Meeting, the Funds' prospectuses and statements of additional information will be revised, as appropriate, to reflect those changes. This will occur as soon as practicable following the Meetings. In those cases in which a Fund's practice has been to state its fundamental restrictions both in its prospectus (as affirmative policies) and in its statement of additional information (as restrictions), adoption of Proposal 3 will result in a change to both. Proposal 3 will not result in a change to any Fund's investment objective, even though it also constitutes a fundamental policy.

     PROPOSED CHANGES. The following is the text and a summary description of the proposed changes to the Funds' fundamental restrictions, together with the text of those non-fundamental restrictions that would be adopted in connection with the elimination of certain of the Funds' current fundamental restrictions. With respect to each Fund and each proposed fundamental restriction, if a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in the values of the Fund's portfolio securities or the amount of its total assets will not be considered a violation of the fundamental restriction.

     1. MODIFICATION OF FUNDAMENTAL RESTRICTION ON PORTFOLIO DIVERSIFICATION FOR DIVERSIFIED FUNDS.

     Funds to Which This Change Applies: All Funds other than RMA California Fund, RMA New York Fund, RMA Connecticut Fund and RMA New Jersey Fund.


     Proposed Text of Fundamental Restriction:

          'The Fund will not purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.'

     With respect to Funds that may invest in municipal obligations, the following interpretation applies to, but is not a part of, this fundamental restriction:

          'Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate 'issuer.' When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity Bond, if that bond is backed only by the assets and revenues of the-non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by the Fund exceeds 10% of the Fund's total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity.'

     Similarly, with respect to Funds that may invest in mortgage and asset-backed securities, the following interpretation applies to, but is not a part of, this fundamental restriction:

          'Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.'

The issuers of these securities generally are trusts or special purpose entities.

     Discussion: All of the above referenced Funds are 'diversified' investment companies under the 1940 Act and, accordingly, must have fundamental restrictions or policies establishing the percentage limitations with respect to investments in individual issuers that they will follow in order to qualify as 'diversified' for that purpose. These Funds have stated their diversification restrictions in several different ways, and in many instances their restrictions are somewhat more limiting than is necessary in order to qualify as

'diversified' funds. For example, some Funds' restrictions do not reflect exceptions for investments in securities of government agencies or of other investment companies. Other Funds state restrictions the substance of which is imposed by Securities and Exchange Commission ('SEC') regulations relating to money market funds but which are not required to be part of the fundamental restrictions for diversification purposes. Of course, the Funds will continue to comply with regulatory requirements.

     2. MODIFICATION OF FUNDAMENTAL RESTRICTION ON CONCENTRATION.

     Funds to Which This Change Applies:  All Funds.

     Proposed Text of Fundamental Restriction:

     Except as specified below, the following text will apply to all Funds:

          'The Fund will not purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers' acceptances of domestic branches of U.S. banks.'

     The following interpretation applies to, but is not a part of, the fundamental restriction on concentration under Proposal 3:

          'With respect to this limitation, domestic and foreign banking will be considered to be different industries.'

     Discussion: The proposed changes to the Funds' fundamental concentration policy would clarify that the limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, to municipal securities or to certain obligations of U.S. banks. Proposal 3 also would eliminate minor inconsistencies in the phraseology of the Funds' existing restrictions. The proposal reflects a change in the Funds' interpretation as to the separateness of certain industry groups.

     Municipal securities are excluded from the limitations of each Fund's fundamental restriction on concentration. Proposal 3 would not change the affirmative fundamental policies of RMA California Fund, RMA New York Fund, RMA Connecticut Fund and RMA New Jersey Fund to invest, under normal circumstances, a specified minimum percentage of their assets in municipal securities, or in the municipal securities of certain states, as currently stated in those Funds' prospectuses or statements of additional information.

     3. MODIFICATION OF FUNDAMENTAL RESTRICTION ON SENIOR SECURITIES AND BORROWING.


     Funds to Which This Change Applies:  All Funds.

     Proposed Text of Fundamental Restriction:

          'The Fund will not issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.'

     Discussion: The 1940 Act establishes limits on the ability of the Funds to engage in leverage through borrowings or the issuance of other 'senior securities,' a term that is defined, generally, to refer to Fund obligations that have a priority over the Fund's Shares with respect to the distribution of Fund assets or the payment of dividends. Currently, the Funds' fundamental restrictions are significantly more limiting than the restrictions imposed by the 1940 Act, in that they provide that a Fund's borrowings are limited to those that are for temporary or emergency purposes and, for most of the Funds, are further limited to 10% of the Fund's assets. Most of the Funds' fundamental borrowing restrictions also provide that the Funds may not purchase additional portfolio securities at a time when borrowings exceed 5% of total assets. Shareholders should refer to Exhibit K for a statement of their Fund's current fundamental borrowing restriction.

     The proposed changes would relax these fundamental restrictions to make them no more limiting than the limitations that are imposed under the 1940 Act. The Boards believe that changing the Funds' fundamental restrictions in this manner will provide flexibility for future contingencies. However, the Boards are not at this time making any change to the Funds' operating policies with respect to borrowings. Accordingly, the substance of each Fund's current fundamental restriction on senior securities and borrowings will be continued as a matter of non-fundamental operating policy. These non-fundamental operating policies for any Fund may be changed by its Board without further Shareholder approval.

     4. MODIFICATION OF FUNDAMENTAL RESTRICTION ON MAKING LOANS.

     Funds to Which This Change Applies:  All Funds.

     Proposed Text of Fundamental Restriction:

          'The Fund will not make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.'


     Discussion: The proposed change to this fundamental restriction would eliminate minor differences in the wording of the Funds' current restrictions for greater uniformity and to avoid unintended limitations. For example, while the Funds' current restrictions generally contain an exception for investments in debt securities, some of the restrictions refer only to investments in 'publicly distributed' debt instruments. The Boards of these Funds wish to clarify that investments in privately placed debt securities also do not constitute the making of a loan. The language also clarifies that the acquisition of loan participations and similar interests in debt instruments does not constitute the making of a loan.

     The proposed change also clarifies that loans of portfolio securities will be excluded from the general fundamental restriction on making loans. The current fundamental restrictions for most of the Funds currently do not contain such an exception. The Boards believe that the Funds should not be subject to a fundamental restriction on securities lending and that each Board should be able to govern the extent of securities lending through a non-fundamental policy.

     Subject, where necessary, to approval of this Proposal 3 by the Shareholders, the Boards have authorized the adoption of non-fundamental policies that would allow each Fund to lend portfolio securities in an amount up to 33 1/3% of its total assets, which is the maximum level permitted under the 1940 Act. None of the Funds currently lends any portfolio securities, and the Funds will not do so unless and until specific securities lending programs are considered and approved by their respective Boards. Mitchell Hutchins currently is considering proposals for securities lending programs for the Funds, and it anticipates presenting a recommendation for such a program to the Boards in the near future.

     Lending securities would enable a Fund to earn additional income but could result in a loss or delay in recovering the securities. Under any securities lending program that may be approved by the Boards, a Fund would lend portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins (or, where applicable, a Fund's sub-adviser) deems qualified, but only when the borrower maintains acceptable collateral with the Fund's custodian in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends. The Fund would pay reasonable administrative and custodial fees in connection with any loan and might pay a negotiated portion of the interest earned on the cash or instruments held as collateral to the borrower or to the placing broker. The Fund would retain the authority to terminate any loans at any time. A Fund would regain record ownership of loaned securities to exercise beneficial rights, such as voting rights, when doing so is considered to be in the Fund's interest.

     5. MODIFICATION OF FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

     Funds to Which This Change Applies:  All Funds.

     Proposed Text of Fundamental Restriction:


          'The Fund will not engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.'

     Discussion: The proposed changes to this fundamental restriction clarify that the prohibition applies only to engaging in 'the business of' underwriting securities and eliminate minor inconsistencies in the wording of the Funds' current restrictions for greater uniformity.

     6. MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS.

     Funds to Which This Change Applies:  All Funds.

     Proposed Text of Fundamental Restriction:

          'The Fund will not purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.'

     Discussion: The proposed changes to this investment restriction eliminate minor inconsistencies in the wording of the Funds' current restrictions for greater uniformity and more completely describe the types of real estate related securities that are permissible.

     7. MODIFICATION OF FUNDAMENTAL RESTRICTION ON INVESTING IN COMMODITIES.

     Funds to Which This Change Applies:  All Funds.

     Proposed Text of Fundamental Restriction:

          'The Fund will not purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.'

     Discussion: The proposed changes to this investment restriction are intended to ensure that each Fund will have the maximum flexibility to enter into hedging or other transactions utilizing financial contracts and derivative products when doing so is permitted by operating policies established for the Fund by its Board. The Boards believe that this flexibility is necessary for the Funds to respond to the rapid and continuing development of derivative products. The proposed changes also allow flexibility in the event of changes in regulatory standards or limitations.


     8. ELIMINATION OF FUNDAMENTAL RESTRICTION ON PLEDGING PORTFOLIO SECURITIES.

     Funds to Which This Change Applies:  All Funds other than Cashfund.

     Proposed Change; Text of Related Non-Fundamental Restriction:

     Upon the approval of Proposal 3, the existing fundamental restrictions on pledging securities would be eliminated, and those Funds that currently have them would become subject to the following non-fundamental restriction:

          'The Fund will not mortgage, pledge or hypothecate any assets except in connection with permitted borrowings or the issuance of senior securities.'

     Discussion: The Funds are not required to have a fundamental restriction on their ability to pledge securities. However, certain state securities rules or policies require that Funds whose Shares are distributed in those states provide at least a non-fundamental restriction on this subject. In order to maximize the Funds' flexibility in the event of future changes in state securities rules or policies, the Boards believe that the Funds' restrictions on pledging securities should be made non-fundamental. The non-fundamental restrictions will have substantially the same substantive effect as the existing fundamental restrictions.

     9. ELIMINATION OF FUNDAMENTAL RESTRICTION ON MARGIN TRANSACTIONS.

     Funds to Which This Change Applies:  All Funds.

     Proposed Change; Text of Related Non-Fundamental Restriction:

     Upon the approval of Proposal 3, the existing fundamental restrictions on engaging in margin transactions would be eliminated, and the Funds would become subject to the following non-fundamental restriction:

          'The Fund will not purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.'

     Discussion: The Funds are not required to have a fundamental restriction on a Fund's ability to engage in margin transactions. However, certain state securities rules or policies require that Funds whose Shares are distributed in those states provide at least a non-fundamental restriction on this subject. In order to maximize the Funds' flexibility in the event of future changes in state securities rules or policies, the Boards believe that the Funds' restrictions on margin transactions should be made non-fundamental.

     The non-fundamental restriction eliminates minor differences in wording among existing fundamental restrictions and contains an exception for margin deposits in connection with financial contracts or derivative instruments. The language of that exception conforms with the exception contained in the proposed change to the Funds' fundamental restriction on investing in commodities.

     10. ELIMINATION OF FUNDAMENTAL RESTRICTION ON SHORT SALES.

     Funds to Which This Change Applies:  All Funds.

     Proposed Change; Text of Related Non-Fundamental Restriction:

     Upon the approval of Proposal 3, the existing fundamental restrictions on engaging in short sales would be eliminated, and the Funds would become subject to the following non-fundamental restriction:

          'The Fund will not engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short 'against the box' and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.'

     Discussion: Under the 1940 Act, the SEC is authorized to limit the ability of the Funds to engage in short sales, except in connection with an underwriting in which the Fund is a participant. One type of short sale transaction that is permitted under SEC policies is a short sale 'against the box,' in which a Fund engages in a short sale of a security that it already owns or has the right to own. These transactions generally are entered into in order to defer realization of gains or losses for tax or other purposes.

     Although the Funds may be limited in their ability to engage in short sales, the Funds are not required to establish a fundamental restriction on short sales. Consistent with the Boards' determination to promote flexibility and efficiency in the event of future changes in the law, the Boards believe that the Funds' fundamental restriction on this subject should be removed and replaced by a non-fundamental restriction. That non-fundamental restriction will eliminate minor differences in wording among existing fundamental restrictions and will contain an exception for short positions in connection with financial contracts or derivative instruments. The language of that exception conforms with the exception contained in the proposed change to the Funds' fundamental restriction on investing in commodities. Each non-fundamental restriction will clarify that a Fund may engage in short sales 'against the box.'

     11. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTMENTS IN OIL, GAS AND MINERAL LEASES AND PROGRAMS.

     Funds to Which This Change Applies:  All Funds.

     Proposed Change; Text of Related Non-Fundamental Restriction:

     Upon the approval of Proposal 3, the existing fundamental restrictions on investments in oil, gas or minerals would be eliminated, and the Funds would become subject to the following non-fundamental restriction:

          'The Fund will not invest in oil, gas or mineral exploration or development programs or leases, except that investments in securities of issuers that invest in such programs or leases and investments in asset-backed securities supported by receivables generated from such programs or leases are not subject to this prohibition.'

     Discussion: The Funds are not required to have a fundamental restriction with respect to oil, gas or mineral investments, but certain state securities rules require that Funds establish at least a non-fundamental restriction on this subject. In order to maximize the Funds' flexibility in the event of future changes in state securities rules or policies, the Boards believe that the Funds' restrictions on oil, gas and mineral investments should be made non-fundamental.

     The non-fundamental restriction adopted by the Boards will eliminate minor differences in wording among existing fundamental restrictions and will establish uniform exceptions that serve to clarify the limited scope of the restriction. Also, since the applicable state requirements relate only to oil, gas and mineral leases and development programs, the non-fundamental restriction applies only to them and not to other investments relating to oil, gas or minerals.

     12. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTMENTS IN OTHER INVESTMENT COMPANIES.

     Funds to Which This Change Applies: All Funds other than LIR-Government Securities Fund, LIR-Money Market Fund, and LIR-Treasury Securities Fund.

     Proposed Change; Text of Related Non-Fundamental Restriction:

     Upon the approval of Proposal 3, the existing fundamental restrictions on investments in other investment companies would be eliminated, and those Funds that currently have them would become subject to the following non-fundamental restriction:

          'The Fund will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.'

     Discussion: The ability of the Funds to invest in other investment companies is limited under the 1940 Act, but the Funds are not required to have a fundamental restriction on this subject. In order to maximize the Funds' flexibility in the event of future changes in federal and state securities rules or policies, the Boards believe that the Funds' restrictions on investments in other investment companies should be made non-fundamental.

     The non-fundamental restriction adopted by the Boards will allow investments in other investment companies to the full extent permitted under the 1940 Act. Under the 1940 Act, a Fund may purchase the securities of other investment companies if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) 5% of the

Fund's total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company. The fundamental restrictions for most of the Funds that have restrictions on this subject are more limiting in that they generally prohibit any investments in investment companies except for shares acquired in reorganizations, consolidations, or mergers. The Boards believe that investments in other investment companies may be desirable under certain circumstances. The non-fundamental restriction also will eliminate minor differences in wording among existing fundamental restrictions.

     13. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING FOR THE PURPOSE OF CONTROL.

     Funds to Which This Change Applies: RMA New Jersey Fund, RMA Connecticut Fund, LIR-Government Securities Fund, LIR-Money Market Fund and LIR-Treasury Securities Fund.

     Proposed Change; Text of Related Non-Fundamental Restriction:

     Upon the approval of Proposal 3, the existing fundamental restrictions on investing for the purpose of control would be eliminated, and those Funds that currently have them would become subject to the following non-fundamental restriction:

          'The Fund will not invest in companies for the purpose of exercising control or management.'

     Discussion: There is no legal requirement that a Fund have a fundamental restriction on this subject, and the Boards of those few Funds that have such a restriction believe that it should be made non-fundamental. Converting these fundamental restrictions to non-fundamental restrictions will enable the Boards to change this policy in the future if they conclude that doing so would be in the interest of a Fund and its Shareholders.

     14. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING IN WARRANTS.

     Funds to Which This Change Applies: LIR-Government Securities Fund, LIR-Money Market Fund and LIR-Treasury Securities Fund.

     Proposed Change; Text of Related Non-Fundamental Restriction:

     Upon the approval of Proposal 3, the existing fundamental restrictions on investing in warrants would be eliminated, and those Funds that currently have them would become subject to the following non-fundamental restriction:

          'The Fund will not invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets, which amount may include warrants that are not listed on the New York or American Stock

     Exchange, provided that those unlisted warrants, valued at the lower of cost or market, do not exceed 2% of the Fund's net assets, and further provided that this restriction does not apply to warrants attached to, or sold as a unit with, other securities.'

     Discussion: The Funds are not required to have a fundamental restriction with respect to investments in warrants, but certain states have required the Funds within LIR to establish at least a non-fundamental restriction on this subject. In order to maximize these Funds' flexibility in the event of future changes in state rules or policies, the LIR Board believes that these Funds' restrictions on investments in warrants should be made non-fundamental and conformed to current state requirements.

     15. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTMENTS IN ILLIQUID SECURITIES.

     Funds to Which This Change Applies: RMA Connecticut Fund and RMA New Jersey Fund.

     Proposed Change; Text of Related Non-Fundamental Restriction:

     Upon the approval of Proposal 3, the existing fundamental restrictions on investing in illiquid securities (including restrictions on entering into repurchase agreements providing for settlement in more than seven days) would be eliminated, and those Funds that currently have them would become subject to the following non-fundamental restriction:

          'The Fund may invest up to 10% of its net assets in illiquid securities.'

     Discussion: SEC policies limit the extent to which Funds may invest in illiquid securities, but there is no legal requirement that a Fund have a fundamental restriction on this subject. In order to provide flexibility, the Board of these Funds has determined that the Funds' fundamental restriction with respect to illiquid securities should be made non-fundamental and should be stated as an affirmative, non-fundamental policy, rather than as a restriction. These Funds' existing fundamental restriction on illiquid securities includes a list of certain types of securities that are considered illiquid. Among these are repurchase agreements providing for settlement in more than seven days. However, since SEC guidelines establish the basis on which securities are to be determined liquid or illiquid, no such listing is included in the non-fundamental policy.

     16. ELIMINATION OF FUNDAMENTAL RESTRICTION RELATING TO PURCHASES OF CERTAIN TYPES OF SECURITIES.

     Funds to Which This Change Applies: Cashfund, RMA New Jersey Fund and RMA Connecticut Fund.

     Proposed Change:


     RMA New Jersey Fund and RMA Connecticut Fund currently have a fundamental restriction against purchases of 'securities other than Municipal Obligations and Taxable Investments.' Cashfund currently has a fundamental restriction against purchases of 'securities other than money market instruments.' Upon the approval of Proposal 3, these fundamental restrictions would be eliminated. They would not be replaced by a non-fundamental restriction.

     Discussion: The relevant Boards have concluded that the above-referenced fundamental restrictions are not necessary. In the case of RMA New Jersey Fund and RMA Connecticut Fund, the restriction has no substantive impact since the terms 'Municipal Obligations' and 'Taxable Investments' are defined to encompass all debt securities in which a money market fund could invest. Similarly, the fundamental restriction requiring Cashfund to invest only in money market instruments does little more than require the Fund to comply with regulatory requirements. The need for these Funds to limit their investments in these ways is implicit in their investment objectives and policies, but there is no legal requirement that the Funds have a fundamental restriction on the subject. Accordingly, the Boards have determined that this restriction should be eliminated, both as a fundamental and as a non-fundamental restriction.

     The elimination of these fundamental restrictions would not change the current, affirmative fundamental policies of RMA Connecticut Fund and RMA New Jersey Fund to invest at least 80% of their respective net assets in municipal obligations except when maintaining a temporary defensive position, as stated in those Funds' prospectus.

     REQUIRED VOTE. Approval of each of the numbered changes contemplated by Proposal 3 with respect to a Fund requires the affirmative vote of a 'majority of the outstanding voting securities' of that Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding Shares of the Fund or (2) 67% or more of the Shares of the Fund present at the Meeting if more than 50% of the outstanding Shares of the Fund are represented at the Meeting in person or by proxy. Shareholders of any Fund may vote against the changes proposed with respect to specific fundamental restrictions applicable to their Fund in the manner indicated on the proxy card.

     IF ONE OR MORE OF THE NUMBERED CHANGES CONTEMPLATED BY PROPOSAL 3 IS NOT APPROVED BY SHAREHOLDERS OF A FUND, THE EXISTING FUNDAMENTAL RESTRICTION(S) OF THE FUND WILL CONTINUE IN EFFECT FOR THAT FUND, BUT DISAPPROVAL OF ALL OR PART OF PROPOSAL 3 BY THE SHAREHOLDERS OF ONE FUND WILL NOT AFFECT ANY APPROVALS OF

PROPOSAL 3 THAT ARE OBTAINED WITH RESPECT TO ANY OTHER FUND. IN THE CASE OF CASHFUND, APPROVAL OF THE CHANGES TO CASHFUND'S INVESTMENT RESTRICTIONS UNDER THIS PROPOSAL 3 WILL BE EFFECTIVE ONLY IF SHAREHOLDERS ALSO APPROVE THE ELIMINATION OF THE STATEMENT OF CURRENT (I.E., UNCHANGED) INVESTMENT RESTRICTIONS IN THE FUND'S BYLAWS UNDER PROPOSAL 5.

     EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE 'FOR' PROPOSAL 3.
                               ------------------


                   PROPOSAL 4--APPROVAL OF CHARTER AMENDMENTS

PROPOSAL 4.A. APPROVAL OF AMENDED AND RESTATED ARTICLES OF INCORPORATION.

     RELEVANT COMPANIES.  Cashfund, RMA Money Fund and RMA Tax-Free Fund.

     REASON FOR PROPOSED AMENDMENTS. Proposal 4.a. is to approve Amended and Restated Articles of Incorporation ('Amended Articles') for Cashfund, RMA Money Fund and RMA Tax-Free Fund. Each of the Amended Articles would make certain changes, described in more detail below, that the Boards believe will benefit these Companies and their Shareholders, including changes to the provisions on director and officer liability. A copy of each of the Amended Articles is attached as Exhibits L, M and N.

     GENERAL. Each of these Companies is a Maryland Corporation whose current Charter includes provisions that their Boards believe are either outdated or unnecessarily detailed. Accordingly, the Amended Articles would: (1) modify certain provisions of the Charters, (2) replace certain detailed provisions of the Charters with less detailed provisions which delegate authority as to such matters to the relevant Board and (3) eliminate certain provisions that are unnecessary or already provided for by law. The General Corporation Law of the State of Maryland does not require that all of the terms and attributes of a Company's capital stock be contained in the Company's Charter. Therefore, the specificity presently contained in the Charter is not required. The Amended Articles will give the Boards greater flexibility to respond to future changes in circumstances without the necessity of further amendments. The more significant changes that would be effected under the Amended Articles are described below.

     Authority to Create Separate Series and Classes. The Amended Articles will enable the Boards of relevant Companies to establish separate series and separate classes of Shares. The Charters of most of the Companies within the PaineWebber fund complex already provide their Boards with that authority. The Charter for RMA Money Fund also already permits that Company's Board to establish separate series, and the RMA Money Fund Board has used that authority to create Retirement Money Fund, RMA Money Market Portfolio and RMA Government Portfolio, each of which is a series of RMA Money Fund. However, the Charters of Cashfund and RMA Tax-Free Fund do not currently grant their Boards the authority to establish separate series, and none of the relevant Companies' Charters authorize their Boards to establish separate classes of Shares.

     Under the Amended Articles, the Boards would have the authority, in their discretion, to create and establish such series and classes, having such preferences, rights, voting powers, terms of conversion, restrictions, limitations on dividends and other terms and conditions as are determined by the Boards. Shares of any series established by a Company's Board would have separately identifiable assets and liabilities, and the Shareholders of each series would be exclusively entitled to a pro rata distribution of all dividends and distributions earned on and payable from the assets allocated to that series. The liabilities of one series could not be charged against the assets of any other series. This is the same arrangement as presently exists for RMA Money Fund and for the other funds in the PaineWebber fund complex that are organized in series form.

     Each class of Shares established by a Company's Board under the Amended Articles would have the same rights, privileges and preferences as any other class of Shares within the same series, except that the Amended Articles would authorize the Boards to allocate expenses on a class-by-class basis, declare and pay dividends and distributions that may vary among classes, reduce the proceeds payable with respect to a particular class of shares upon redemption and provide for voting on a class-by-class basis with respect to matters solely affecting a particular class. This is the same arrangement as presently exists for the other open-end funds in the PaineWebber fund complex that provide for separate classes of Shares.

     Although the Amended Articles would authorize the Boards of these Companies to create new series and establish separate classes of Shares at any time (for both existing and any future series), they have no present plan to do so. The relevant Boards believe, however, that it is in the interests of the Companies and their Shareholders for those Boards to have the flexibility to do so when they determine that to be appropriate. Adding additional series or creating separate classes of Shares will allow the Boards to offer investors additional funds or to offer fund Shares under different distribution systems, for which differing sales charges and fees might be charged, and may enable the Companies to allocate certain corporate expenses over a larger base of assets. The expenses attributable to some classes might be higher than for others, and the expenses attributable to new classes of existing series might be lower than for outstanding Shares.

     If Proposal 4.a. is adopted by each of the relevant Companies, upon the effectiveness of the Charter Amendments all of the outstanding Shares of Cashfund would be converted into shares of an initial series of PaineWebber Cashfund, Inc. that would be called 'PaineWebber Cashfund' and all of the outstanding Shares of PaineWebber RMA Tax-Free Fund, Inc. would be converted into shares of an initial series of PaineWebber RMA Tax-Free Fund, Inc. that would be called 'PaineWebber RMA Tax-Free Fund,' each having the same rights and privileges as at present. No additional series of RMA Money Fund would be created, and there would be no changes to the names or otherwise of any of the Funds presently within RMA Money Fund. Currently, Cashfund and RMA Tax-Free Fund each have 20 billion (20,000,000,000) authorized Shares, all of which would be allocated to their respective initial series upon the adoption of Proposal 4.a. RMA Money Fund's 30 billion (30,000,000,000) authorized shares are classified as follows: 15 billion (15,000,000,000) for the RMA Money Portfolio, 5 billion (5,000,000,000) for the RMA Government Portfolio, and 10 billion (10,000,000,000) for Retirement Money Fund. If Proposal 4.a. is adopted, no changes will be made to those allocations at this time.

     Management of the Companies. The Charter of each of these Companies currently includes a number of provisions relating to the management of the Company, including specific provisions relating to: (1) the Company's bylaws;
(2) the payment of compensation to Board Members; (3) the extent to which, and at what times and places at which, the books and records of the Company must be open to inspection by Shareholders; (4) the locations of the Company's offices and of Board and Shareholder meetings; and (5) the determination of net profits.

The Amended Articles do not include these provisions because they are either unnecessary or already are provided for adequately elsewhere in the Amended Articles. Each of the Amended Articles includes a provision vesting all corporate powers and authority in the Boards. The Companies' Charters currently include a similar provision.

     Quorum Requirement; Voting. Under the Charters, in order for business to be conducted at a Shareholder meeting, at least 50% of the Shares entitled to vote plus one additional Share must be represented at the meeting either in person or by proxy. In certain instances the Boards have found it difficult to solicit sufficient participation on the part of Shareholders to hold such meetings. To ensure that special meetings duly called and noticed have a sufficient number of shares represented for business to be conducted at the meeting, the Amended Articles will reduce the quorum requirement from a majority of those Shareholders entitled to vote to one-third (1/3) of those Shareholders so entitled. This provision in the Amended Articles would permit the Boards to act on certain ministerial matters when the holders of less than a majority of Shares return proxies or attend the meeting. This will be beneficial to the Company in that operations will not be unnecessarily delayed, and additional expenses incurred, to solicit sufficient Shareholder participation for the meeting.

     The Amended Articles also would clarify that the Companies may take advantage of provisions of the Maryland General Corporation Law that allow certain minor amendments to the Company's Charter, such as a change in corporate name, to be adopted by a vote of the Board, rather than the Shareholders. Most Charter amendments, however, would continue to require the approval of a majority of the Company's outstanding Shares. Other fundamental matters, such as changing a Fund's fundamental investment restrictions, may only be effected by a majority of the outstanding shares as defined by the 1940 Act (i.e., 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or more than 50% of the outstanding voting securities, whichever is less). These requirements will not be affected by the Amended Articles. If the proposal is approved, it is anticipated that the relevant Boards will approve corresponding amendments to each Company's bylaws.

     Net Asset Value of Shares. The Charters for Cashfund and RMA Tax-Free Fund currently set forth in detail the manner by which the net asset value of the respective Company's Shares is determined, including provisions specifying: (1) the time and by whom net asset value is determined; (2) the situations in which the determination of net asset value may be suspended; (3) the manner for computing per Share net asset value; and (4) the methods of valuing the various assets of the Company. The Amended Articles replace these provisions with a provision that sets forth in general terms the manner by which net asset value per Share will be determined and that provides the Boards with the power and duty to determine the net asset value at such times and by such methods as it determines, subject to the restrictions or requirements of the 1940 Act. The Boards would expect to adopt resolutions addressing the matters currently provided for in the Charters.


     Redemption of Shares. The relevant Companies' Charters currently include detailed provisions regarding the redemption of Shares, including provisions specifying: (1) the right to redemption of Shares; (2) the manner by which the redemption price is determined; (3) the manner by which payment for redeemed Shares is made; and (4) the effect of a suspension of the determination of net asset value on redemptions. The Amended Articles replace these provisions with a provision that sets forth generally the right of a Shareholder to redeem his or her Shares at their net asset value. The new provision authorizes the Boards to specify the conditions, prices, times and forms of redemptions. The Boards would expect to adopt resolutions addressing the matters currently provided for in the Charters.

     Shareholder Liability. Each of the relevant Companies' Charters currently includes a provision providing that neither the Shareholders personally nor their property shall be liable to any extent for the payment of the Company's debts. The Amended Articles do not include this provision. Elimination of the provision will not increase a Shareholder's risk of liability for a Company's debts. Rather, existing principles of corporate law provide Shareholders the same protection as contained in this provision.

     Indemnification; Insurance. The Amended Articles include a provision specifying that the relevant Company shall indemnify and advance expenses to its present and past Board Members, officers, employees and agents as provided in its bylaws. Under the current bylaws of each relevant Company, such indemnification may be made to the full extent provided and allowed under applicable law. The Amended Articles also provide that the relevant Company may purchase and maintain insurance on behalf of its Board Members, officers, employees and agents with respect to any liability that may be asserted against or incurred by them in connection with their service in such capacities, whether or not the Company would have the power to indemnify them against that liability. Substantially identical authority is already contained in each Company's bylaws.

     TEXT OF PROPOSED AMENDMENTS. The proposed text of each of the relevant Companies' Amended Articles is set forth in Exhibits L, M and N.

     REQUIRED VOTE. For each Company, approval of Proposal 4.a. requires the affirmative vote of a majority of the Company's outstanding Shares entitled to vote at the Meeting. Shares of all Funds within RMA Money Fund will be voted as a single class for purposes of this Proposal 4. If adopted, the Amended Articles would become effective upon being filed with the State Department of Assessments and Taxation of Maryland.

PROPOSAL 4.B. APPROVAL OF AMENDED AND RESTATED DECLARATION OF TRUST.

     RELEVANT COMPANY.  Municipal Money Series.

     REASON FOR PROPOSED AMENDMENTS. Proposal 4.b. is to approve an Amended and Restated Declaration of Trust (the 'Amended Declaration') for Municipal Money

Series that would enable its Board to establish separate classes of Shares of any series of the Company. The Charters of most of the Companies within the PaineWebber fund complex already provide their Boards with that authority.

     Each class of Shares established by the Municipal Money Series Board under the Amended Declaration would have the same rights, privileges and preferences as any other class of Shares within the same series, except that the Amended Declaration would authorize the Boards to allocate expenses on a class-by-class basis, declare and pay dividends and distributions that may vary among classes, reduce the proceeds payable with respect to a particular class of shares upon redemption and provide for voting on a class-by-class basis with respect to matters solely affecting a particular class. This is the same arrangement as presently exists for the other open-end funds in the PaineWebber fund complex that provide for separate classes of Shares.

     Although the Amended Declaration would authorize the Municipal Money Series Board to establish separate classes of Shares at any time (for RMA New Jersey Fund, RMA Connecticut Fund and for any future series), the Board has no present plan to do so. The Board believes, however, that it is in the interests of the Company and its Shareholders for the Board to have the flexibility to create separate classes of Shares when it determines that to be appropriate. Creating separate classes of Shares will allow the Board to offer fund Shares under different distribution systems, for which differing sales charges and fees might be charged, and may enable the Company to allocate certain corporate expenses over a larger base of assets. The expenses attributable to some classes might be higher than for others, and the expenses attributable to new classes of RMA New Jersey Fund and RMA Connecticut Fund might be lower than for outstanding Shares of those Funds.

     TEXT OF PROPOSED AMENDED DECLARATION. The proposed text of the Amended Declaration is set forth in Exhibit O hereto.

     REQUIRED VOTE. Approval of Proposal 4.b. requires the affirmative vote of a majority of the Company's outstanding Shares entitled to vote at the Meeting. Shares of RMA New Jersey Fund and RMA Connecticut Fund will be voted as a single class for purposes of this Proposal 4.b. The Amended Declaration would become effective upon adoption by the Shareholders.

     THE CASHFUND, RMA TAX-FREE FUND, RMA MONEY FUND AND MUNICIPAL MONEY SERIES BOARDS, INCLUDING THEIR INDEPENDENT BOARD MEMBERS, RECOMMEND THAT SHAREHOLDERS VOTE 'FOR' PROPOSALS 4.A. AND 4.B.
                               ------------------

                   PROPOSAL 5--APPROVAL OF CHANGES TO BYLAWS

     RELEVANT COMPANY.  Cashfund.

     REASON FOR PROPOSED CHANGES. Consistent with the Cashfund Board's determination that Cashfund's fundamental investment restrictions should be revised to eliminate provisions that are, in substance, duplicative of limitations imposed under applicable law or regulation, the Board concluded that its bylaws should be revised to remove certain superfluous provisions. Cashfund is a Maryland corporation. Under Maryland law, bylaw provisions generally may be amended by action of the Board Members, without any Shareholder vote. As discussed below, however, Article XI of the bylaws contains a provision requiring Shareholder approval of any amendment to the specific provisions that the Cashfund Board proposes to amend under Proposal 5.

     Proposal 5 is to delete Articles XII and XIII of the Cashfund bylaws and to delete the provisions in Article XI of the bylaws requiring certain bylaw amendments to be effected by a vote of the Shareholders. Copies of Articles XI, XII and XIII of the Cashfund bylaws, as currently in effect, are attached to this proxy statement as Exhibit P. The text of the proposed changes to the bylaws is set forth below.

     Amendment of Bylaws Article XII. Article XII of Cashfund's bylaws contains provisions relating to affiliated transactions, loans to affiliates, restrictions on the transfer of shares and conflict of interest transactions. The restrictions on transfer provisions contained in Article XII of the bylaws are substantively identical to the provisions on 'Transfer Regulations' in
Section 8.04 of those bylaws. The primary difference between the restriction on transfer provisions of Section 8.04 and Article XII is that Section 8.04 contains the affirmative statement that, subject to certain stated exceptions,

          'the shares of stock of the Corporation may be freely transferred,'

whereas Article XII contains the negative statement that, subject to substantively the same exceptions,

          'the Corporation shall not impose any restrictions upon the transfer of the shares of the Corporation.'

The ability of Cashfund to restrict the transferability of its Shares also is subject to regulation under the 1940 Act and state law. Therefore, the Board believes that the restriction on transfer provisions in Article XII of the Cashfund bylaws can be deleted without substantive effect.

     The remaining provisions of Article XII relate to matters that are regulated under the 1940 Act. Section 17 of the 1940 Act and the regulations thereunder contain extensive provisions limiting transactions between affiliates and Cashfund. Specifically, they limit the ability of any affiliated person of Cashfund to sell or purchase any property to or from Cashfund or to receive compensation in connection with any sale or purchase of property to or for Cashfund, to borrow money from Cashfund, or to enter into joint transactions with Cashfund that may involve a conflict of interest. The Cashfund Board believes that the bylaws should neither attempt to restate, nor impose any greater restrictions than, these regulatory provisions.

     Amendment of Bylaws Article XIII. Article XIII of the Cashfund bylaws sets forth investment policies and restrictions for it that are largely duplicative of the fundamental investment restrictions that are the subject of Proposal 3.

The Article XIII provisions also contain certain restrictions which are derived from state regulatory requirements, as well as a requirement that the Fund dispose of certain non-conforming investments that might be obtained in a merger, consolidation or acquisition and a more restrictive limitation on borrowings. The full text of current Article XIII of the Cashfund bylaws is set forth in Exhibit P.

     As discussed above in connection with Proposal 3, the Board is recommending revisions to Cashfund's fundamental investment restrictions. In order for those revisions to have substantive effect, the parallel provisions in Article XIII of Cashfund's bylaws also need to be amended. Moreover, the Board believes that it is undesirable for Cashfund to restate in its bylaws policies and restrictions that are stated in its prospectus or statement of additional information or that merely reflect limitations imposed by law. Accordingly, the Board has determined that the statement of investment policies and restrictions contained in Article XIII should be deleted in its entirety.

     Amendment of Bylaws Article XI. Section 11.02 of Article XI of the Cashfund bylaws provides that:

          'no amendment of this Article XI or Articles XII or XIII shall be made except by the stockholders of the Corporation.'

The other provisions of Article XI, however, provide in substance that any other amendment of the bylaws may be made either by the Shareholders or by the Board.

     If, as contemplated by Proposal 5, Articles XII and XIII of the Cashfund bylaws are deleted, bylaw Section 11.02 would have no effect other than to require Shareholder approval of the amendment provision itself. Since that provision already contemplates amendments by either the Shareholders or the Board, acting alone, the Board believes that no purpose is served by retaining
Section 11.02. As discussed above, Maryland law contemplates that bylaw provisions generally may be amended by action of the Board, without any Shareholder vote.

     TEXT OF PROPOSED CHANGES TO BYLAWS. For Cashfund, amend the bylaws to delete Article XII (Miscellaneous) and Article XIII (Investment Policies) in their entirety and to revise Article XI (Amendments) by deleting Section 11.02 in its entirety and revising existing Section 11.01 to read as follows:

          'All By-Laws of the Corporation, whether adopted by the board of directors or the stockholders, shall be subject to amendment, alteration or repeal, and new By-Laws may be made, by affirmative vote of a majority of either:

          (A) the holders of record of the outstanding shares of stock of the Corporation entitled to vote, at any annual or special meeting, the notice or waiver of notice of which shall have specified or summarized the proposed amendment, alteration, repeal or new By-Law; or

          (B) the directors, at any regular or special meeting.'

     REQUIRED VOTE. Approval of Proposal 5 with respect to Cashfund requires the affirmative vote of a 'majority of the outstanding voting securities' of that Company, which for this purpose means the affirmative vote of the lesser of
(1) more than 50% of the outstanding Shares of the Company or (2) 67% or more of the Shares of the Fund present at the Meeting if more than 50% of the outstanding Shares of the Company are represented at the Meeting in person or by proxy. If Proposal 5 is not approved with respect to Cashfund, the current bylaws will remain in effect without change. Non-approval of Proposal 5 would nullify the adoption of Proposal 3 by Cashfund's Shareholders. The amendments contemplated by Proposal 5 of Cashfund's bylaws will become effective upon the approval of Proposal 5 by its Shareholders and will not be contingent upon the approval of the revisions to its fundamental investment restrictions pursuant to Proposal 3.

     THE CASHFUND BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE 'FOR' PROPOSAL 5.

                            ------------------------

          PROPOSAL 6--APPROVAL OF NEW SUB-ADVISORY AGREEMENTS FOR LIR

     RELEVANT FUNDS. LIR-Government Securities Fund, LIR-Money Market Fund and LIR-Treasury Securities Fund.

     REASON FOR PROPOSED CHANGE. PaineWebber serves as investment adviser and administrator to each of the Funds within LIR ('LIR Funds'). Mitchell Hutchins serves as sub-adviser and sub-administrator to those Funds pursuant to a Sub-Advisory and Sub-Administration Contract ('Current LIR Agreement') between it and PaineWebber. It is proposed that LIR Shareholders approve a new Sub-Advisory and Sub-Administration Contract ('New LIR Agreement') between PaineWebber and Mitchell Hutchins that is identical to the Current LIR Agreement except that the percentage of PaineWebber's advisory and administration fees that are to be paid by PaineWebber (not the LIR Funds) to Mitchell Hutchins would be increased from 20% to 50%. The fees payable by the relevant Funds to PaineWebber would not be changed.

     The Current LIR Agreement was approved by the Shareholders of LIR at a special meeting held on April 13, 1995. Under that Agreement, PaineWebber retains 80% of the advisory fees paid by the LIR Funds and pays the remaining 20% to Mitchell Hutchins. If approved by Shareholders, the new Sub-Advisory Agreement would be dated and become effective as of the date of the LIR Meeting.

     PaineWebber and Mitchell Hutchins have advised the LIR Board that each of them had agreed to increase the proportion of PaineWebber's fees that PaineWebber would pay to Mitchell Hutchins, and that the re-allocation of those fees reflected the increased involvement of Mitchell Hutchins in the operation of the relevant Funds as well as in administration of, and Shareholder servicing for, the Funds. On this basis, and in light of the fact that the change would not result in any increase in the costs borne by the LIR Funds and their Shareholders, the LIR Board concluded that the re-allocation of fees is justified.

     Changed Language in New LIR Agreement. Section 7 of the Current LIR Agreement would be revised in the New LIR Agreement to read as follows:

          '7. Compensation. For the services provided and the expenses assumed by Mitchell Hutchins pursuant to this Contract with respect to each Series, PaineWebber will pay to Mitchell Hutchins a fee equal to 50% of the fee received by PaineWebber from the Fund pursuant to the Advisory Contract with respect to such Series, such compensation to be paid monthly.'

     REQUIRED VOTE. Approval of Proposal 6 requires the affirmative vote of a 'majority of the outstanding voting securities' of LIR, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding Shares of the Company or (2) 67% or more of the Shares of the Company present at the Meeting if more than 50% of the outstanding Shares of the Company are represented at the Meeting in person or by proxy. If the New LIR Agreement is approved by LIR's Shareholders, it will become effective immediately; if it is disapproved by Shareholders, the Current LIR Agreement will continue in effect. Shares of all LIR Funds vote together on Proposal 6 as a single class.

            THE LIR BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS,
              RECOMMENDS THAT SHAREHOLDERS VOTE 'FOR' PROPOSAL 6.

ADDITIONAL INFORMATION WITH RESPECT TO PROPOSAL 6.

     The provisions of the Current LIR Agreement and the New LIR Agreement (together, the 'LIR Agreements') are substantially the same, except for the commencement and termination dates and the proposed change described above. Under the terms of the LIR Agreements, subject to the supervision and direction of the LIR Board and subject to review by PaineWebber, Mitchell Hutchins manages the portfolios of each of the LIR Funds in accordance with the investment objective and stated policies of the Fund, makes investment decisions for each LIR Fund and places purchase and sale orders for each LIR Fund's portfolio transactions. Mitchell Hutchins pays the salaries of all officers and employees who are employed by both it and the LIR Funds, employs a professional staff of portfolio managers who draw upon a variety of sources for research information for the Fund and provides the LIR Funds with investment officers who are authorized by the LIR Board to execute purchases and sales of securities on behalf of the Funds.

     PaineWebber and Mitchell Hutchins each bears all expenses in connection with the performance of its services under the LIR Agreements. Other expenses to be incurred in the operation of an LIR Fund and not specifically borne by PaineWebber or Mitchell Hutchins will be borne by that Fund, including: the fees for services rendered under the Fund's current advisory agreement; Shareholder servicing fees paid under the terms of the Fund's Shareholder servicing plans; charges and expenses of any registrar, custodian, transfer and dividend disbursing agent providing services to the Fund; brokerage fees and commissions; taxes; engraving and printing of the Fund's Share certificates, if any; registration costs of the Fund and its Shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distribution of prospectuses describing the Fund and supplements to those prospectuses to regulatory authorities and the Fund's Shareholders; all expenses incurred in conducting meetings of the Fund's Shareholders and meetings of the Fund's Board; all expenses incurred in preparing, printing and mailing proxy statements and reports to Shareholders of the Fund; fees and travel expenses of the LIR Board Members, or members of any advisory board or committee who are not employees of PaineWebber, Mitchell Hutchins or any of their affiliates; all expenses incident to any dividend, withdrawal or redemption options provided to the Fund's Shareholders; charges and expenses of any outside service used for pricing the Fund's Shares; fees and expenses of legal counsel, including counsel to the independent Board Members, and independent Auditors; membership dues of industry associations; interest on the Fund's borrowings; postage; insurance premiums on property or personnel (including officers and the LIR Board Members) of the Fund that inure to their benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operations.

     The LIR Agreements provide that Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of an LIR Fund, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard by it of its obligations and duties under the LIR Agreement.

     If Shareholders approve the New LIR Agreement, it will become effective on the date of approval and will remain in effect for an initial two-year term. Thereafter, the New LIR Agreement will continue in effect if it is approved at least annually by a vote of the Company's Shareholders or by the LIR Board, provided that in either event continuance is approved by the vote of a majority of the independent Board Members, which vote must be cast in person at a meeting called for the purpose of voting on such approval. The New LIR Agreement is terminable without penalty on 60 days' written notice by the LIR Board, a vote of the Shareholders of the Company, or by PaineWebber or Mitchell Hutchins. The New LIR Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     The principal executive officer and each director of Mitchell Hutchins and PaineWebber are indicated in Exhibit H and I. Additional information about Mitchell Hutchins is provided above.

     The LIR Funds pay the same fee for investment advisory and administration services to PaineWebber as previously paid to KPAM, the LIR Funds' predecessor investment adviser and administrator. PaineWebber (not the LIR Funds) currently pays Mitchell Hutchins a fee for sub-advisory and sub-administration services at the annual rate of 20% of the fee received by PaineWebber from the LIR Funds. As compensation for PaineWebber's services, each LIR Fund has agreed to pay PaineWebber a fee, accrued daily and paid monthly, at the annual rate of 0.25% of each Fund's average daily net assets. PaineWebber has undertaken to waive 0.05% of its fee and to maintain each LIR Fund's total annual operating expenses at a level not exceeding 0.30% and 0.55% of the Fund's average daily net assets annually for Institutional Shares and Financial Intermediary Shares, respectively. For the fiscal year ended April 30, 1995, the total expenses of the Institutional Shares of LIR-Government Securities Fund, LIR-Money Market Fund and LIR-Treasury Securities Fund represented 0.35%, 0.35% and 0.22%, respectively, of their average net assets. For the six-month period ended October 31, 1995, the total annualized expenses of the Institutional Shares of LIR-Government Securities Fund, LIR-Money Market Fund and LIR-Treasury Securities Fund were 0.33%, 0.33% and 0.33%, respectively, of their average net assets; in the absence of the fee waiver by PaineWebber, those fees would have been 0.58%, 0.41% and 0.96%, respectively. For the fiscal year ended April 30, 1995, the total expenses of the Financial Intermediary Shares of LIR-Government Securities Fund and LIR-Money Market Fund represented 0.60% (annualized) and 0.60% respectively, of their average daily net assets. During the six-month period ended October 31, 1995, the LIR Funds had no Financial Intermediary Shares outstanding.

     During the LIR Funds' most recent fiscal year, PaineWebber (not the LIR Funds) paid Mitchell Hutchins sub-advisory and sub-administration fees aggregating $29,529 (representing the period from January 30, 1995 through April 30, 1995). During the twelve months ended January 31, 1996, PaineWebber (not the LIR Funds) paid Mitchell Hutchins sub-advisory and sub-administration fees aggregating $126,778 (net of voluntary waiver). If the increase in the sub-advisory and sub-administration fees payable by PaineWebber to Mitchell Hutchins that is proposed under Proposal 6 had been in effect during the twelve months ended January 31, 1996, Mitchell Hutchins would have received fees in an amount equal to $316,970 during that period, which would have represented an increase of 150% over the fees that Mitchell Hutchins actually received.

     Each officer of the LIR Funds is an officer or director of PaineWebber or Mitchell Hutchins, as indicated in Exhibit G. None of the Funds within LIR paid brokerage commissions to affiliated brokers during their most recently completed fiscal years. Information concerning advisory fees paid by the LIR Funds or by other investment companies advised by Mitchell Hutchins or PaineWebber with investment objectives similar to the LIR Funds is attached as Exhibit J.

                             ADDITIONAL INFORMATION

     The solicitation of proxies, the cost of which will be borne by the Funds, will be made primarily by mail but also may include telephone or oral communications by regular employees of Mitchell Hutchins or PaineWebber, who will not receive any compensation therefor from the Funds, or by Shareholder Communications Corporation, professional proxy solicitors retained by the Funds, who will be paid the approximate fees and expenses for soliciting services set forth below. Soliciting fees and expenses payable to Shareholder Communications Corporation by a particular Fund are a function of the number of Shareholders in that Fund.

                                                        SOLICITING
                                                     FEES AND EXPENSES
            FUND                                       (APPROXIMATE)

--------------------------------------------------   -----------------
Cashfund..........................................      $512,000.00
LIR:                                                             --
  LIR-Government Securities Fund..................      $    200.00
  LIR-Money Market Fund...........................           200.00
  LIR-Treasury Securities Fund....................      $    200.00
Managed Municipal Trust:                                         --
  RMA California Fund.............................      $  9,200.00
  RMA New York Fund...............................      $  5,200.00
Municipal Money Series:                                          --
  RMA Connecticut Fund............................      $    600.00
  RMA New Jersey Fund.............................      $    900.00
RMA Money Fund:                                                  --
  Retirement Money Fund...........................      $475,200.00
  RMA Money Market Portfolio......................      $198,000.00
  RMA Government Portfolio........................      $ 21,700.00
RMA Tax-Free Fund.................................      $ 35,500.00


     In January and February, 1995, PW Group acquired the asset management business of KPAM. For each of the investment companies formerly advised by KPAM, advisory or administration services were provided on an interim basis until April 13, 1995 by either Mitchell Hutchins or PaineWebber. On April 13, 1995, shareholders of each of those Companies approved the selection of Mitchell Hutchins or PaineWebber as investment adviser pursuant to an Investment Advisory and Administration Contract. The Companies formerly advised by KPAM are LIR and Municipal Money Series. A change in investment adviser is deemed a presumed change of control under the 1940 Act.

                             SHAREHOLDER PROPOSALS

     As a general matter, the Companies do not hold regular annual or other meetings of Shareholders. Any Shareholder who wishes to submit proposals to be considered at a special meeting of any Company's Shareholders should send the proposals to that Company at 1285 Avenue of the Americas, New York, New York 10019, so as to be received a reasonable time before the proxy solicitation for that meeting is made. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Company's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                 OTHER BUSINESS

     Management knows of no business to be presented at the Meetings other than the matters set forth in this proxy statement, but should any other matter requiring a vote of Shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Companies and the Funds.


                                          By order of the Boards,
                                          Dianne E. O'Donnell
                                          Secretary

February 28, 1996

   IT IS IMPORTANT THAT YOU EXECUTE AND RETURN ALL OF YOUR PROXIES PROMPTLY.

                      INDEX TO EXHIBITS TO PROXY STATEMENT

Exhibit A         -- General Information...............................     A-1
Exhibit B         -- Beneficial Ownership of Greater Than 5% of Fund
                     Shares............................................     B-1
Exhibit C         -- Year in Which Each Nominee or Current Board Member
                     Standing for Reelection Became a Member of the
                     Board.............................................     C-1
Exhibit D         -- Fund Ownership of Nominees and Current Board
                     Members...........................................     D-1
Exhibit E         -- Board and Committee Information...................     E-1
Exhibit F         -- Membership on Board Committees....................     F-1
Exhibit G         -- Officer Information...............................     G-1
Exhibit H         -- Chief Executive Officer and Directors of Mitchell
                     Hutchins..........................................     H-1
Exhibit I         -- Chief Executive Officer and Directors of
                     PaineWebber.......................................     I-1
Exhibit J         -- Investment Companies or Series Thereof Managed by
                     Mitchell Hutchins or PaineWebber with Investment
                     Objectives Similar to Those Funds Seeking Approval
                     of the Sub-Advisory Contract......................     J-1
Exhibit K         -- Existing Fundamental Restrictions.................     K-1
Exhibit L         -- Amended and Restated Articles of Incorporation
                     for PaineWebber Cashfund, Inc.....................     L-1
Exhibit M         -- Amended and Restated Articles of Incorporation
                     for PaineWebber RMA Money Fund, Inc...............     M-1
Exhibit N         -- Amended and Restated Articles of Incorporation
                     for PaineWebber RMA Tax-Free Fund, Inc............     N-1
Exhibit O         -- Amended and Restated Declaration of Trust
                     for PaineWebber/Kidder, Peabody Municipal Money
                     Market Series.....................................     O-1
Exhibit P         -- Articles XI, XII, and XIII of the Current Bylaws
                     of PaineWebber Cashfund, Inc......................     P-1

                                                                       EXHIBIT A

                              GENERAL INFORMATION

                                                                                 STATE OF      SHARES OUTSTANDING
                               COMPANY/FUND                                    ORGANIZATION     AS OF RECORD DATE
---------------------------------------------------------------------------   --------------   -------------------
CASHFUND...................................................................   Maryland           5,148,853,252.640
LIR........................................................................   Massachusetts
     LIR--Government Securities Fund.......................................         --              62,892,637.770
     LIR--Money Market Fund................................................         --             347,837,140.440
     LIR--Treasury Securities Fund.........................................         --              23,816,318.670
MANAGED MUNICIPAL TRUST....................................................   Massachusetts
     RMA California Fund...................................................         --             488,132,517.280
     RMA New York Fund.....................................................         --             290,569,135.140
MUNICIPAL MONEY SERIES.....................................................   Massachusetts
     RMA Connecticut Fund..................................................         --              23,046,799.980
     RMA New Jersey Fund...................................................         --              42,825,538.640
RMA MONEY FUND.............................................................   Maryland
     Retirement Money Fund.................................................         --           3,546,840,144.160
     RMA Money Market Portfolio............................................         --           6,402,508,677.970
     RMA Government Portfolio..............................................         --           1,114,912,028.630
RMA TAX-FREE FUND..........................................................   Maryland           2,289,606,974.530

                                                                       EXHIBIT B

             BENEFICIAL OWNERSHIP OF GREATER THAN 5% OF FUND SHARES

                                                                                        NUMBER AND PERCENTAGE OF
                                                                                       SHARES BENEFICIALLY OWNED
            NAME AND ADDRESS*                            NAME OF FUND                    AS OF JANUARY 31, 1996
-----------------------------------------  -----------------------------------------   --------------------------

Arnold L. Chase                            LIR--Government Securities Fund              3,927,319.650      (7.1%)

Medmax Ventures LP                         LIR--Government Securities Fund              4,501,524.240      (8.1%)

Florida Preferred Risk
  Self Insurers Fund                       LIR--Government Securities Fund              3,704,957.420      (6.7%)

Nationalcare Insurance Co. Institutional
  Account                                  LIR--Government Securities Fund              2,808,065.920      (5.0%)

Marine Preservation Assoc.                 LIR--Money Market Fund                      22,375,669.320      (6.7%)

Allen Canning Company                      LIR--Treasury Securities Fund                2,613,768.770      (9.8%)

Randy Lee
  White Bear Lincoln Mercury               LIR--Treasury Securities Fund                3,129,415.950     (11.8%)

Delta Charter Township                     LIR--Treasury Securities Fund                3,461,169.750     (13.0%)

Nationalcare Insurance Co. Institutional
  Account #2                               LIR--Treasury Securities Fund                3,007,909.680     (11.3%)

James M. Sweeney Trust                     LIR--Treasury Securities Fund                2,375,268.310      (8.9%)

Russells Ready Mix Inc.                    LIR--Treasury Securities Fund                1,418,023.900      (5.3%)

Programmers Clearing House Inc.            LIR--Treasury Securities Fund                1,503,755.040      (5.7%)

G. George Rogers & Rolfa Rogers            RMA New Jersey Fund                          3,487,276.220      (8.5%)

------------------
* Each of the Shareholders listed in this Exhibit may be contacted c/o Mitchell Hutchins Asset Management Inc., 1285 Avenue of the Americas, New York, NY 10019.

                                                                       EXHIBIT C

               YEAR IN WHICH EACH NOMINEE OR CURRENT BOARD MEMBER
             STANDING FOR REELECTION BECAME A MEMBER OF THE BOARD*

                                            MARGO N.      E. GARRETT       MEYER      GEORGE W.    FREDERIC V.    CARL W.
            COMPANY/FUND NAME               ALEXANDER    BEWKES, JR.**    FELDBERG      GOWEN         MALEK       SCHAFER
-----------------------------------------   ---------    -------------    --------    ---------    -----------    -------
Cashfund.................................     --           1988            1990        1978          1987           --
LIR......................................     --            --              --          --            --           1991
Managed Municipal Trust..................     --           1984            1991        1984          1987           --
Municipal Money Series...................    1995           --              --          --            --           1990
RMA Money Fund...........................     --           1982            1992        1982          1987           --
RMA Tax-Free Fund........................     --           1982            1992        1982          1987           --

------------------
 * Excludes Richard Q. Armstrong, Richard Burt, Mary C. Farrell, and John R. Torell III, who are not presently members of these Boards.

 ** Mr. Bewkes resigned from each Board and was reappointed during 1993. He resigned from the Board of Managed Municipal Trust in 1986 and was reelected in 1991; he resigned from the Board of RMA Tax-Free Fund in 1990 and was reelected in 1992.

                                                                       EXHIBIT D

              FUND OWNERSHIP OF NOMINEES AND CURRENT BOARD MEMBERS

NOMINEES OR CURRENT BOARD MEMBERS WHO ARE                                                   NO. OF SHARES HELD
         STANDING FOR REELECTION                               FUND                     AS OF FEBRUARY 21, 1996 1
------------------------------------------  ------------------------------------------  --------------------------
Margo N. Alexander........................  Cashfund                                               4,060.48
                                            RMA Government Portfolio                             278,545.98 2

Richard Q. Armstrong......................  RMA Connecticut Fund                                  64,803.75
                                            RMA Money Market Portfolio                                87.30
                                            Retirement Money Fund                                    518.42

E. Garrett Bewkes, Jr.....................  RMA Money Market Portfolio                           116,581.22

Mary C. Farrell...........................  RMA Tax-Free Fund                                     89,810.24

George W. Gowen...........................  Cashfund                                               3,105.03
                                            Retirement Money Fund                                    647.74
                                            RMA Tax-Free Fund                                         68.13

Carl W. Schafer...........................  RMA Tax-Free Fund                                        507.26


      CURRENT BOARD MEMBERS WHO ARE                                                         NO. OF SHARES HELD
       NOT STANDING FOR REELECTION                             FUND                      AS OF FEBRUARY 21, 19961
------------------------------------------  ------------------------------------------  --------------------------
David J. Beaubien.........................  Retirement Money Fund                                312,026.49
                                            RMA Money Market Portfolio                            79,956.01

William W. Hewitt, Jr.....................  RMA Government Portfolio                              10,963.61

Judith Davidson Moyers....................  Cashfund                                               5,491.28
                                            Retirement Money Fund                                 31,114.47
                                            RMA Tax-Free Fund                                    311,317.53 2

------------------

1          Unless otherwise stated, as of the date indicated, each Board Member has sole voting and investment power of
           Shares owned.

2          Indicates Shares held in joint tenancy with spouse, with whom voting and investment power are shared.

                                                                       EXHIBIT E

                        BOARD AND COMMITTEE INFORMATION

                                                   MANAGED MUNICIPAL    MUNICIPAL                      RMA TAX-FREE
                                CASHFUND    LIR          TRUST         MONEY SERIES   RMA MONEY FUND       FUND
                                --------   -----   -----------------   ------------   --------------   ------------
Annual Fee(1)................    $ 8000    $1000         $3000            $ 1000          $ 4000          $ 4000
Attendance Fee Per Board
  Meeting(1).................    $  500    $ 375         $ 250            $  375          $  250          $  250
Attendance Fee Per Committee
  Meeting(1)(2)..............    $  500    $ 375         $ 250            $  375          $  250          $  250
Number of Board Meetings
  During Last Fiscal Year....         7       15             9                12               9               9
Number of Audit Committee
  Meetings During Last Fiscal
  Year.......................         1(3)     0             1                 2               1               1

------------------
(1) Reflects compensation rates in effect prior to changes described in proxy statement. Members of the Board who were not independent did not receive compensation from the Companies.

(2) The chairs of the audit committees for LIR and Municipal Money Series receive annual fees of $250 from each Fund.

(3) Judith Davidson Moyers attended less than 75% of the meetings of the Cashfund audit committee.

                                                                       EXHIBIT F

                        MEMBERSHIP ON BOARD COMMITTEES*

                                                                       BOARD MEMBERS NOT STANDING FOR
                                                                                 REELECTION
                       COMMITTEE MEMBERS STANDING FOR REELECTION     ----------------------------------
                      --------------------------------------------                             JUDITH
                       MEYER     GEORGE W.   FREDERIC V.   CARL W.   DAVID J.    WILLIAM W.   DAVIDSON
 COMPANY/FUND NAME    FELDBERG     GOWEN        MALEK      SCHAFER   BEAUBIEN   HEWITT, JR.    MOYERS
--------------------  --------   ---------   -----------   -------   ---------  ------------  ---------
Cashfund............     A           A            A                                               A
LIR.................                                          A          A           A
Managed Municipal
  Trust.............    A, N       A, N         A, N                                            A, N
Municipal Money
  Series............                                          A          A           A
RMA Money Fund......    A, N       A, N         A, N                                            A, N
RMA Tax-Free Fund...    A, N       A, N         A, N                                            A, N

---------------
 * Only independent Board Members serve on Board audit or nominating committees

A = Member of audit committee

N = Member of nominating committee

                                                                       EXHIBIT G

                              OFFICER INFORMATION

                                                            NO. OF
                                                          INVESTMENT
                                                          COMPANIES                          OFFICER SINCE
                                                           ON WHICH    ----------------------------------------------------------
NAME; PRINCIPAL BUSINESS                                  SERVES AS                       MANAGED     RMA      RMA      MUNICIPAL
OCCUPATION                                                    AN                         MUNICIPAL   MONEY   TAX-FREE     MONEY
FOR THE PAST FIVE YEARS           AGE        OFFICE        OFFICER1    LIR    CASHFUND     TRUST     FUND      FUND      SERIES
--------------------------------  ----   --------------   ----------   ----   --------   ---------   -----   --------   ---------
Margo N. Alexander; Mrs.            48   President             30      7/95      5/95       5/95      5/95      5/95       7/95
  Alexander is president, chief
  executive officer and a
  director of Mitchell Hutchins
  (since January 1995). Mrs.
  Alexander is an executive vice
  president and director of
  PaineWebber.

Cynthia N. Bow; Ms. Bow is a        37   Vice President         2                           9/95
  vice president and portfolio
  manager of Mitchell Hutchins.
  Ms. Bow has been with Mitchell
  Hutchins since 1982.

Teresa M. Boyle; Ms. Boyle is a     37   Vice President        30      3/95     12/93      12/93     12/93     12/93       7/95
  first vice president and
  manager--advisory
  administration of Mitchell
  Hutchins. Prior to November
  1993, she was compliance
  manager of Hyperion Capital
  Management, Inc., an
  investment advisory firm.
  Prior to April 1993, Ms. Boyle
  was a vice president and
  manager--legal administration
  of Mitchell Hutchins.

Kimberly Brown; Ms. Brown is an     28   Assistant Vice         1                                     9/95
  assistant vice president and           President
  portfolio manager of Mitchell
  Hutchins. She has been a
  portfolio manager since March
  1995 and has been with
  Mitchell Hutchins since
  December 1992. Prior to

  joining Mitchell Hutchins, Ms.
  Brown was with Visual Impact
  Advertising.

Joan L. Cohen; Ms. Cohen is a       31   Vice President        25                2/94       2/94      2/94      2/94
  vice president and attorney of         and Assistant
  Mitchell Hutchins. Prior to            Secretary
  December 1993, she was an
  associate at the law firm of
  Seward & Kissel.

                                                            NO. OF
                                                          INVESTMENT
                                                          COMPANIES                          OFFICER SINCE
                                                           ON WHICH    ----------------------------------------------------------
NAME; PRINCIPAL BUSINESS                                  SERVES AS                       MANAGED     RMA      RMA      MUNICIPAL
OCCUPATION                                                    AN                         MUNICIPAL   MONEY   TAX-FREE     MONEY
FOR THE PAST FIVE YEARS           AGE        OFFICE        OFFICER1    LIR    CASHFUND     TRUST     FUND      FUND      SERIES
--------------------------------  ----   --------------   ----------   ----   --------   ---------   -----   --------   ---------
Scott H. Griff; Mr. Griff is a      29   Vice President         5      7/95                                                7/95
  vice president and attorney of         and Assistant
  Mitchell Hutchins. Prior to            Secretary
  January 1995, he was an
  associate at the law firm of
  Cleary, Gottlieb, Steen &
  Hamilton.

C. William Maher; Mr. Maher is a    34   Vice President        30      7/95      6/95       6/95      6/95      6/95       7/95
  first vice president and a             and Assistant
  senior manager of the mutual           Treasurer
  fund finance division of
  Mitchell Hutchins.

Dennis McCauley; Mr. McCauley is    49   Vice President        18      1/95      9/95       9/95      9/95      1/95
  a managing director and chief
  investment officer--fixed
  income of Mitchell Hutchins.
  Prior to December 1994, he was
  director of fixed income
  investments of IBM
  Corporation.

Susan P. Messina; Ms. Messina is    35   Vice President         5      1/95      9/95                 9/95
  a senior vice president and
  portfolio manager for Mitchell
  Hutchins.


Ann E. Moran; Ms. Moran is a        38   Vice President        30      1/95      6/93       6/93      6/93      6/93       1/95
  vice president of Mitchell             and Assistant
  Hutchins.                              Treasurer

Dianne E. O'Donnell; Ms.            43   Vice President        30      1/95      8/86      11/86      8/86      8/86       1/95
  O'Donnell is a senior vice             and Secretary
  president and deputy general
  counsel of Mitchell Hutchins.

Victoria E. Schonfeld; Ms.          45   Vice President        30      1/95      5/94       5/94      5/94      5/94       1/95
  Schonfeld is a managing
  director and general counsel
  of Mitchell Hutchins. From
  April 1990 to May 1994, she
  was a partner in the law firm
  of Arnold & Porter. Prior to
  April 1990, she was a partner
  in the law firm of Shereff,
  Friedman, Hoffman & Goodman.

                                                            NO. OF
                                                          INVESTMENT
                                                          COMPANIES                          OFFICER SINCE
                                                           ON WHICH    ----------------------------------------------------------
NAME; PRINCIPAL BUSINESS                                  SERVES AS                       MANAGED     RMA      RMA      MUNICIPAL
OCCUPATION                                                    AN                         MUNICIPAL   MONEY   TAX-FREE     MONEY
FOR THE PAST FIVE YEARS           AGE        OFFICE        OFFICER1    LIR    CASHFUND     TRUST     FUND      FUND      SERIES
--------------------------------  ----   --------------   ----------   ----   --------   ---------   -----   --------   ---------
Paul H. Schubert; Mr. Schubert      33   Vice President        30      1/95      9/94       9/94      9/94      9/94       1/95
  is a first vice president and          and Assistant
  a senior manager of the mutual         Treasurer
  fund finance division of
  Mitchell Hutchins. From August
  1992 to August 1994, he was a
  vice president at BlackRock
  Financial Management, Inc.
  Prior to August 1992, he was
  an audit manager with Ernst &
  Young LLP.

Julian F. Sluyters; Mr. Sluyters    35   Vice President        30      1/95      2/92       2/92      2/92      2/92       1/95
  is a senior vice president and         and Treasurer
  the director of the mutual
  fund finance division of
  Mitchell Hutchins. Prior to

  1991, he was an audit senior
  manager with Ernst & Young
  LLP.

Gregory K. Todd; Mr. Todd is a      39   Vice President        30      1/95      6/93       6/93      6/93      6/93       1/95
  first vice president and               and Assistant
  associate general counsel of           Secretary
  Mitchell Hutchins. Prior to
  1993, he was a partner in the
  law firm of Shereff, Friedman,
  Hoffman & Goodman.

Debbie Vermann; Ms. Vermann is a    37   Vice President         2                           9/95                9/95
  vice president and portfolio
  manager of Mitchell Hutchins.

Keith A. Weller; Mr. Weller is a    34   Vice President        24                9/95       9/95      9/95      9/95
  first vice president and               and Assistant
  associate general counsel of           Secretary
  Mitchell Hutchins. From
  September 1987 to May 1995, he
  was an attorney in private
  practice.

------------------

1          Includes only investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser; each officer serves in the same capacity for each separate investment company.

                                                                       EXHIBIT H

           CHIEF EXECUTIVE OFFICER AND DIRECTORS OF MITCHELL HUTCHINS

               NAME                        PRINCIPAL OCCUPATION                    ADDRESS
----------------------------------  ----------------------------------   ---------------------------
Margo N. Alexander................  President, Chief Executive Officer   1285 Avenue of the Americas
                                      and Director of Mitchell           New York, NY 10019
                                      Hutchins and Executive Vice
                                      President and Director of
                                      PaineWebber

Thomas Eggers.....................  Managing Director and Head of        1285 Avenue of the Americas
                                      Distribution of Mitchell           New York, NY 10019
                                      Hutchins and Executive Vice
                                      President of PaineWebber

                                                                       EXHIBIT I

              CHIEF EXECUTIVE OFFICER AND DIRECTORS OF PAINEWEBBER

        NAME              PRINCIPAL OCCUPATION                ADDRESS
--------------------  ----------------------------  ----------------------------
Donald B. Marron....  Chairman and Chief Executive  1285 Avenue of the Americas
                      Officer of PaineWebber and    New York, NY 10019
                        Director and Chairman of
                        Paine Webber Group

Margo N.
  Alexander.........  Director and Executive Vice   1285 Avenue of the Americas
                      President of PaineWebber and  New York, NY 10019
                        President, Chief Executive
                        Officer and Director of
                        Mitchell Hutchins

Terry L. Atkinson...  Director, Managing Director   1285 Avenue of the Americas
                      and Director, Municipal       New York, NY 10019
                        Securities Group

Brian Barefoot......  Director and Executive Vice   1285 Avenue of the Americas
                      President--Reengineering      New York, NY 10019

Steven P. Baum......  Director, Executive Vice      1285 Avenue of the Americas
                      President and                 New York, NY 10019
                        Director--Global Fixed
                        Income

Timothy E. Cronin...  Director, Executive Vice      1285 Avenue of the Americas
                      President and Global Risk     New York, NY 10019
                        Strategist

Regina A. Dolan.....  Director, Executive Vice      1285 Avenue of the Americas
                      President and Chief           New York, NY 10019
                        Financial Officer

Joseph J. Grano,
  Jr................  Director and President        1285 Avenue of the Americas
                                                    New York, NY 10019

Edward M.
  Kerschner.........  Director, Managing Director   1285 Avenue of the Americas
                      and Chairman, Investment      New York, NY 10019
                        Policy Committee

Jerome A.
  Lichtstein........  Director, Executive Vice      1200 Harbor Boulevard

                      President and Director,       Weehawken, NJ 07087
                        Retail Branches

James P.
  MacGilvray........  Director, Executive Vice      1285 Avenue of the Americas
                      President and Director,       New York, NY 10019
                        Global Equities and
                        Transaction Services

Robert W. Pangia....  Director and Executive Vice   1285 Avenue of the Americas
                      President and Director,       New York, NY 10019
                        Investment Banking

Ronald M.
  Schwartz..........  Director, Executive Vice      1285 Avenue of the Americas
                      President and Chief           New York, NY 10019
                        Administrative Officer

Robert H. Silver....  Director, Executive Vice      1200 Harbor Boulevard
                      President and Director,       Weehawken, NJ 07087
                        Operations and Systems

Mark B. Sutton......  Director, Executive Vice      1200 Harbor Boulevard
                      President and Director,       Weehawken, NJ 07087
                        Private Client Group

                                                                       EXHIBIT J

                     INVESTMENT COMPANIES OR SERIES THEREOF
                  MANAGED BY MITCHELL HUTCHINS OR PAINEWEBBER
               WITH INVESTMENT OBJECTIVES SIMILAR TO THOSE FUNDS
                SEEKING APPROVAL OF THE SUB-ADVISORY CONTRACT(1)

                                                                                      CONTRACTUAL ANNUAL
                                                CONTRACTUAL ANNUAL INVESTMENT           SUB-INVESTMENT
                                                           ADVISORY              ADVISORY AND ADMINISTRATION
                                                 AND ADMINISTRATION FEE RATE                 FEE
                                                 EXPRESSED AS A PERCENTAGE OF      RATE AS A PERCENTAGE OF
                                NET ASSETS AS              AVERAGE                         AVERAGE
                                 OF 12/31/95       DAILY NET ASSETS, AS OF         DAILY NET ASSETS, AS OF
             FUND               ($ MILLIONS)               12/31/95                        12/31/95
------------------------------  -------------   ------------------------------  ------------------------------
  Cashfund....................    $4,774.38       First $500 million: 0.50%       20% of Advisory and
                                                  Next $500 million: 0.425%        Administraton Fee
                                                   Next $500 million: 0.39%
                                                   Next $500 million: 0.38%
                                                   Next $500 million: 0.35%
                                                  Next $500 million: 0.345%
                                                   Next $1 billion: 0.325%
                                                  Next $500 million: 0.315%
                                                   Next $500 million: 0.30%
                                                   Next $500 million: 0.29%
                                                  In excess of $5.5 billion:
                                                            0.28%
  Retirement Money Fund.......     3,559.67       Up to $1.0 billion: 0.50%          20% of Advisory and
                                                 In excess of $1.0 billion up         Administration Fee
                                                    to $1.5 billion: 0.44%
                                                   Over $1.5 billion: 0.36%
  RMA California Fund.........       472.94       Up to $300 million: 0.50%          20% of Advisory and
                                                 In excess of $300 million up         Administration Fee
                                                    to $750 million: 0.44%
                                                   Over $750 million: 0.36%
  RMA Money Market Portfolio..     5,871.82                 0.50%                    20% of Advisory and

  RMA New York Fund...........       253.73       Up to $300 million: 0.50%           Administration Fee
                                                 In excess of $300 million up        20% of Advisory and
                                                    to $750 million: 0.44%            Administration Fee
                                                   Over $750 million: 0.36%

------------------
(1) PaineWebber is the investment adviser, and Mitchell Hutchins is the investment sub-adviser, for each listed investment company or series, except as follows: (1) Mitchell Hutchins is the investment adviser, and there is no sub-adviser, for PaineWebber Money Market Fund, PaineWebber Series Trust-Money Market Portfolio, PACE Money Market Investments and Infinity Mutual Funds-Correspondent Cash Reserves Portfolio; and (2) Mitchell Hutchins is

    the sub-adviser for Legends Fund Money Market Portfolio under an Agreement that is being terminated.

                                                                                      CONTRACTUAL ANNUAL
                                                CONTRACTUAL ANNUAL INVESTMENT           SUB-INVESTMENT
                                                           ADVISORY              ADVISORY AND ADMINISTRATION
                                                 AND ADMINISTRATION FEE RATE                 FEE
                                                 EXPRESSED AS A PERCENTAGE OF      RATE AS A PERCENTAGE OF
                                NET ASSETS AS              AVERAGE                         AVERAGE
                                 OF 12/31/95       DAILY NET ASSETS, AS OF         DAILY NET ASSETS, AS OF
             FUND               ($ MILLIONS)               12/31/95                        12/31/95
------------------------------  -------------   ------------------------------  ------------------------------
  RMA Tax-Free Fund...........     1,932.83       Up to $1.0 billion: 0.50%          20% of Advisory and
                                                 In excess of $1.0 billion up         Administration Fee
                                                    to $1.5 billion: 0.44%
                                                   Over $1.5 billion: 0.36%
  RMA U.S. Government
     Portfolio................     1,063.69       Up to $300 million: 0.50%          20% of Advisory and
                                                 In excess of $300 million up         Administration Fee
                                                    to $750 million: 0.44%
                                                   Over $750 million: 0.36%
  PaineWebber Money Market
     Fund.....................        60.44                 0.50%                             --
  PaineWebber Series Trust:
     Money Market Portfolio...        21.97                 0.50%                             --
  RMA Connecticut Fund........        26.64                 0.50%                    20% of Advisory and
                                                                                      Administration Fee
  RMA New Jersey Fund.........        39.66                 0.50%                    20% of Advisory and
                                                                                      Administration Fee
  LIR--Government Securities
     Fund.....................        49.40                 0.25% 2                  20% of Advisory and
                                                                                      Administration Fee
  LIR--Money Market Fund......       288.28                 0.25% 2                  20% of Advisory and
                                                                                      Administration Fee
  LIR--Treasury Securities
     Fund.....................        30.86                 0.25% 2                  20% of Advisory and
                                                                                      Administration Fee
  PACE Money Market
     Investments..............         4.96                 0.35% 3                           --
  Legends Fund Money Market
     Portfolio................         9.12                 0.65%                           0.50%
  Infinity Mutual Funds
     Correspondent Cash
     Reserves Portfolio.......       818.50                 0.10%                             --

------------------
(2) PaineWebber has undertaken to waive .05% of its investment advisory and administration fee and to subsidize certain LIR Fund expenses. See 'Additional Information With Respect to Proposal 6.'
(3) Mitchell Hutchins has undertaken to waive its investment advisory and administration fee and to subsidize certain Fund expenses for the current fiscal year.
                                      J-2

                                                                       EXHIBIT K

                       EXISTING FUNDAMENTAL RESTRICTIONS

     The existing fundamental restrictions of each Fund will be found on the following pages of this exhibit.

                               TABLE OF CONTENTS:

CASHFUND....................................................     K-2

LIR
     LIR--Government Securities Fund........................     K-3
     LIR--Money Market Fund.................................     K-4
     LIR--Treasury Securities Fund..........................     K-6

MANAGED MUNICIPAL TRUST
     RMA California Fund....................................     K-7
     RMA New York Fund......................................     K-9

MUNICIPAL MONEY SERIES
     RMA Connecticut Fund...................................    K-11
     RMA New Jersey Fund....................................    K-13

RMA MONEY FUND
     Retirement Money Fund..................................    K-15
     RMA Money Market Portfolio.............................    K-17
     RMA Government Portfolio...............................    K-19
RMA TAX-FREE FUND...........................................    K-20

                                    CASHFUND

     The Fund may not:

          (1) purchase any securities other than money market instruments, including but not limited to U.S. Treasury bills and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, certificates of deposit of U.S. banks, bankers' acceptances, and commercial paper, including variable amount master notes and repurchase agreements secured thereby;

          (2) borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in an aggregate amount not in excess of 10% of the value of the Fund's assets at the time of such borrowing, provided that the Fund will not purchase portfolio securities while borrowings, including reverse repurchase agreements, exceed 5% of the Fund's assets;

          (3) make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies and may enter into repurchase agreements with respect to commercial paper, certificates of deposit and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

          (4) purchase any securities if immediately after such purchase more than 25% of the value of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Treasury bills, other obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, certificates of deposit of U.S. banks, and bankers' acceptances and provided further that neither all finance companies as a group, nor all utility companies as a group, are considered a single industry for purposes of this policy;

          (5) purchase securities of any one issuer, other than the U.S. government, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer;

          (6) purchase or sell real estate, provided that the Fund may purchase commercial paper issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

          (7) purchase securities on margin, make short sales of securities or maintain a short position;

          (8) act as an underwriter of securities;

          (9) purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs; and

          (10) acquire voting securities of any issuer or acquire securities of other investment companies.

     The Fund will continue to interpret fundamental investment limitation (6) to prohibit investment in real estate limited partnerships.

                                      LIR
                        LIR--GOVERNMENT SECURITIES FUND

     In applying the following restrictions, the Trust will not treat a guarantee as a security issued by the guarantor if the value of all securities issued or guaranteed by the guarantor and owned by a Fund does not exceed 10% of the Fund's total assets.


     The Trust may not, on behalf of the Fund:

          (1) Purchase for the Fund the securities of any one issuer, other than U.S. Government securities, if immediately after the purchase more than 5% of the value of the Fund's total assets would be invested in the issuer, except that (a) up to 25% of the value of its total assets may be invested without regard to this 5% limitation and (b) this 5% limitation shall not apply to repurchase agreements collateralized by U.S. Government securities.

          (2) Purchase securities if the purchase would cause more than 25% in the aggregate of the market value of the total assets of the Fund to be invested in the securities of one or more issuers having their principal business activity in the same industry, provided that there is no limitation with respect to, and each Fund reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in U.S. Government securities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and repurchase agreements and securities loans collateralized by U.S. Government securities or such bank obligations.

          (3) Make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions and (c) loans of securities.

          (4) Borrow money, except as a temporary or emergency measure, and then only from banks in amounts not exceeding one-third of the value of the Fund's total assets. No purchases of securities will be made if borrowings exceed 5% of the value of the Fund's assets.

          (5) Mortgage, pledge or hypothecate any assets except to secure permitted borrowings.

          (6) Purchase real estate (excluding securities secured by real estate or interests therein), securities issued by real estate investment trusts or limited partnerships, commodities, commodity contracts or oil, gas or other mineral leases or exploration or development programs.

          (7) Invest in companies for the purpose of exercising control of management.

          (8) Act as an underwriter of securities (except as the Trust may be deemed to be an underwriter under the Securities Act in connection with the purchase and sale of portfolio instruments in accordance with the Fund's investment objective and management policies), purchase securities on margin (except for delayed delivery or when-issued transactions or such short term credits as are necessary for the clearance of transactions), make short sales of securities, maintain a short position or invest in or write puts, calls, or combinations thereof (except that the Trust may, on behalf of a Fund, acquire puts in connection with the acquisition of a debt instrument).


          (9) Purchase the securities of any issuer, other than U.S. Government securities, if the purchase would cause more than 10% of the voting securities of the issuer to be held by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 10% limitation.

          (10) Purchase warrants.

                                      LIR
                             LIR--MONEY MARKET FUND

     In applying the following restrictions, the Trust will not treat a guarantee as a security issued by the guarantor if the value of all securities issued or guaranteed by the guarantor and owned by a Fund does not exceed 10% of the Fund's total assets.

     The Trust may not, on behalf of the Fund:

          (1) Purchase for the Fund the securities of any one issuer, other than U.S. Government securities, if immediately after the purchase more than 5% of the value of the Fund's total assets would be invested in the issuer, except that (a) up to 25% of the value of its total assets may be invested without regard to this 5% limitation and (b) this 5% limitation shall not apply to repurchase agreements collateralized by U.S. Government securities.

          (2) Purchase securities if the purchase would cause more than 25% in the aggregate of the market value of the total assets of the Fund to be invested in the securities of one or more issuers having their principal business activity in the same industry, provided that there is no limitation with respect to, and each Fund reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in U.S. Government securities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and repurchase agreements and securities loans collateralized by U.S. Government securities or such bank obligations.

          (3) Make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions and (c) loans of securities.

          (4) Borrow money, except as a temporary or emergency measure, and then only from banks in amounts not exceeding one-third of the value of the Fund's total assets. No purchases of securities will be made if borrowings exceed 5% of the value of the Fund's assets.

          (5) Mortgage, pledge or hypothecate any assets except to secure permitted borrowings.


          (6) Purchase real estate (excluding securities secured by real estate or interests therein), securities issued by real estate investment trusts or limited partnerships, commodities, commodity contracts or oil, gas or other mineral leases or exploration or development programs.

          (7) Invest in companies for the purpose of exercising control of management.

          (8) Act as an underwriter of securities (except as the Trust may be deemed to be an underwriter under the Securities Act in connection with the purchase and sale of portfolio instruments in accordance with the Fund's investment objective and management policies), purchase securities on margin (except for delayed delivery or when-issued transactions or such short term credits as are necessary for the clearance of transactions), make short sales of securities, maintain a short position or invest in or write puts, calls, or combinations thereof (except that the Trust may, on behalf of a Fund, acquire puts in connection with the acquisition of a debt instrument).

          (9) Purchase the securities of any issuer, other than U.S. Government securities, if the purchase would cause more than 10% of the voting securities of the issuer to be held by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 10% limitation.

          (10) Purchase warrants.

     Notwithstanding restriction (1) above, to the extent required by the rules of the SEC, the Money Market Fund will not invest more than 5% of its assets in the obligations of any one issuer.

                                      LIR
                         LIR--TREASURY SECURITIES FUND

     In applying the following restrictions, the Trust will not treat a guarantee as a security issued by the guarantor if the value of all securities issued or guaranteed by the guarantor and owned by a Fund does not exceed 10% of the Fund's total assets.

     The Trust may not, on behalf of the Fund:

          (1) Purchase for the Fund the securities of any one issuer, other than U.S. Government securities, if immediately after the purchase more than 5% of the value of the Fund's total assets would be invested in the issuer, except that (a) up to 25% of the value of its total assets may be invested without regard to this 5% limitation and (b) this 5% limitation shall not apply to repurchase agreements collateralized by U.S. Government securities.

          (2) Purchase securities if the purchase would cause more than 25% in the aggregate of the market value of the total assets of the Fund to be invested in the securities of one or more issuers having their principal business activity in the same industry, provided that there is no limitation with respect to, and each Fund reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in U.S. Government securities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and repurchase agreements and securities loans collateralized by U.S. Government securities or such bank obligations.

          (3) Make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions and (c) loans of securities.

          (4) Borrow money, except as a temporary or emergency measure, and then only from banks in amounts not exceeding one-third of the value of the Fund's total assets. No purchases of securities will be made if borrowings exceed 5% of the value of the Fund's assets.

          (5) Mortgage, pledge or hypothecate any assets except to secure permitted borrowings.

          (6) Purchase real estate (excluding securities secured by real estate or interests therein), securities issued by real estate investment trusts or limited partnerships, commodities, commodity contracts or oil, gas or other mineral leases or exploration or development programs.

          (7) Invest in companies for the purpose of exercising control of management.

          (8) Act as an underwriter of securities (except as the Trust may be deemed to be an underwriter under the Securities Act in connection with the purchase and sale of portfolio instruments in accordance with the Fund's investment objective and management policies), purchase securities on margin (except for delayed delivery or when-issued transactions or such short term credits as are necessary for the clearance of transactions), make short sales of securities, maintain a short position or invest in or write puts, calls, or combinations thereof (except that the Trust may, on behalf of a Fund, acquire puts in connection with the acquisition of a debt instrument).

          (9) Purchase the securities of any issuer, other than U.S. Government securities, if the purchase would cause more than 10% of the voting securities of the issuer to be held by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 10% limitation.

          (10) Purchase warrants.

                            MANAGED MUNICIPAL TRUST
                              RMA CALIFORNIA FUND

The Fund may not:

          (1) issue senior securities or borrow money, except from banks for temporary purposes, provided that the aggregate amount borrowed does not exceed 10% of the total asset value of the Fund at the time of such borrowing and further provided that the Fund will not purchase securities while borrowings in excess of 5% of its total assets are outstanding;

          (2) underwrite securities of other issuers, except to the extent that, in connection with the purchase of municipal securities directly from an issuer thereof in accordance with the Fund's investment objective, policies and limitations or the disposition of portfolio securities, the Fund may be deemed to be an underwriter;

          (3) mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and not in excess of the lesser of the dollar amount borrowed or 5% of the value of the total assets of the Fund at the time of such borrowing;

          (4) make loans, except repurchase agreements, provided that for purposes of this restriction the acquisition of publicly distributed debt obligations shall not be deemed to be the making of a loan;

          (5) purchase or sell real estate, except that the Fund may invest in municipal securities secured by real estate or interests therein (the Fund reserves the freedom of action to hold and to sell any real estate acquired as a result of ownership of securities);

          (6) purchase securities on margin, make short sales of securities or maintain a short position;

          (7) purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs;

          (8) purchase voting securities of any issuer or acquire securities of other investment companies, except in connection with a merger, consolidation or acquisition; or

          (9) purchase any security if, as a result, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to California municipal securities or to other municipal securities or securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.


     For purposes of limitation (9), when the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond ('IDB') or private authority bond ('PAB'), if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. However, if in either case the creating government or some other agency guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government or other agency.

     The Fund will continue to interpret fundamental investment limitation (5) to prohibit investment in real estate limited partnerships.

                                   * * * * *

     In addition to the foregoing fundamental restrictions, the Fund has an affirmative fundamental policy to invest, except for temporary purposes, at least 80% of its net assets in municipal securities issued by the State of California, its municipalities and public authorities and other issuers if such obligations pay interest that is exempt from federal income tax as well as California personal income tax. The revisions to the Fund's fundamental restrictions under Proposal 3 will not change that policy.

                            MANAGED MUNICIPAL TRUST
                               RMA NEW YORK FUND
THE FUND MAY NOT:

          (1) issue senior securities or borrow money, except from banks for temporary purposes, provided that the aggregate amount borrowed does not exceed 10% of the total asset value of the Fund at the time of such borrowing and further provided that the Fund will not purchase securities while borrowings in excess of 5% of its total assets are outstanding;

          (2) underwrite securities of other issuers, except to the extent that, in connection with the purchase of municipal securities directly from an issuer thereof in accordance with the Fund's investment objective, policies and limitations or the disposition of portfolio securities, the Fund may be deemed to be an underwriter;

          (3) mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and not in excess of the lesser of the dollar amount borrowed or 5% of the value of the total assets of the Fund at the time of such borrowing;


          (4) make loans, except repurchase agreements, provided that for purposes of this restriction the acquisition of publicly distributed debt obligations shall not be deemed to be the making of a loan;

          (5) purchase or sell real estate, except that the Fund may invest in municipal securities secured by real estate or interests therein (the Fund reserves the freedom of action to hold and to sell any real estate acquired as a result of ownership of securities);

          (6) purchase securities on margin, make short sales of securities or maintain a short position;

          (7) purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs;

          (8) purchase voting securities of any issuer or acquire securities of other investment companies, except in connection with a merger, consolidation or acquisition; or

          (9) purchase any security if, as a result, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to New York municipal securities or to other municipal securities or securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

     For purposes of limitation (9), when the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond ('IDB') or private authority bond ('PAB'), if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. However, if in either case the creating government or some other agency guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government or other agency.

     The Fund will continue to interpret fundamental investment limitation (5) to prohibit investment in real estate limited partnerships.

                                   * * * * *

     In addition to the foregoing fundamental restrictions, the Fund has an affirmative fundamental policy to invest, except for temporary purposes, at least 80%, of its net assets in municipal securities issued by the State of New York, its municipalities and public authorities and other issuers if such obligations pay interest that is exempt from federal income tax as well as New York personal income tax. The revisions to the Fund's fundamental restrictions under Proposal 3 will not change that policy.

                             MUNICIPAL MONEY SERIES
                              RMA CONNECTICUT FUND

No Series may:

          1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are referred to above and in the Prospectus.

          2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the Series' total assets (including the amount borrowed) based upon the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Series' total assets, the Series will not make any additional investments.

          3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes.

          4. Make loans to others, except through the purchase of qualified debt obligations and entry into repurchase agreements referred to above and in the Prospectus.

          5. Purchase or sell real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Series from investing in Municipal Obligations secured by real estate or interests therein.

          6. Sell securities short or purchase securities on margin.

          7. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include municipal lease/purchase agreements, participation interests that are not subject to the demand feature described in the Fund's Prospectus and floating and variable rate demand obligations as to which the Series cannot exercise the demand feature described in the Fund's Prospectus on less than seven days' notice and as to which there is no secondary market), if, in the aggregate, more than 10% of the Series' net assets would be so invested.

          8. Underwrite securities of other issuers, except that the Series may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

          9. Purchase the securities of any other registered investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets.


          10. Purchase securities of any issuer for the purpose of exercising control or management.

          11. Invest more than 25% of such Series' assets in the securities of issuers in any single industry; however, there is no limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     For purposes of Investment Restriction No. 11, industrial development bonds, where payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an 'industry.'

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.

     The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Series shares in certain states. Should the Fund determine that a commitment is no longer in the best interests of a Series and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of such Series' shares in the state involved.

                                   * * * * *

     In addition to the foregoing fundamental restrictions, the Fund has an affirmative fundamental policy to invest, except for temporary defensive positions, at least 80% of the value of its net assets in Municipal Obligations. The revisions to the Fund's fundamental restrictions under Proposal 3 will not change that policy.

                             MUNICIPAL MONEY SERIES
                              RMA NEW JERSEY FUND

     No Series may:

          1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are referred to above and in the Prospectus.

          2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the Series' total assets (including the amount borrowed) based upon the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Series' total assets, the Series will not make any additional investments.


          3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes.

          4. Make loans to others, except through the purchase of qualified debt obligations and entry into repurchase agreements referred to above and in the Prospectus.

          5. Purchase or sell real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Series from investing in Municipal Obligations secured by real estate or interests therein.

          6. Sell securities short or purchase securities on margin.

          7. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include municipal lease/purchase agreements, participation interests that are not subject to the demand feature described in the Fund's Prospectus and floating and variable rate demand obligations as to which the Series cannot exercise the demand feature described in the Fund's Prospectus on less than seven days' notice and as to which there is no secondary market), if, in the aggregate, more than 10% of the Series' net assets would be so invested.

          8. Underwrite securities of other issuers, except that the Series may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

          9. Purchase the securities of any other registered investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets.

          10. Purchase securities of any issuer for the purpose of exercising control or management.

          11. Invest more than 25% of such Series' assets in the securities of issuers in any single industry; however, there is no limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     For purposes of Investment Restriction No. 11, industrial development bonds, where payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an 'industry.'

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.


     The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Series shares in certain states. Should the Fund determine that a commitment is no longer in the best interests of a Series and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of such Series' shares in the state involved.

                                   * * * * *

     In addition to the foregoing fundamental restrictions, the Fund has an affirmative fundamental policy to invest, except for temporary defensive positions, at least 80% of the value of its net assets in Municipal Obligations. The revisions to the Fund's fundamental restrictions under Proposal 3 will not change that policy.

                                 RMA MONEY FUND
                             RETIREMENT MONEY FUND

     The Fund may not:

          (1) borrow money, except from banks for temporary purposes and except for reverse repurchase agreements and then in an aggregate amount not in excess of 10% of the asset value of the Fund at the time of such borrowing;

          (2) mortgage, pledge or hypothecate any assets except in connection with any such borrowing, and in such case the aggregate amount may not exceed the lesser of the dollar amount borrowed or 5% of the asset value of the Fund at the time of such borrowing, and provided that no such borrowing will be made except to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests if they should occur;

          (3) make loans, except that the Fund may purchase or hold debt instruments, including repurchase agreements, in accordance with its investment policies and restrictions;

          (4) purchase or sell real estate, except that the Fund may purchase commercial paper issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

          (5) purchase securities on margin, make short sales of securities or maintain short positions;

          (6) act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

          (7) purchase or sell commodities or commodity contracts or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in securities issued by companies that engage in such activities;

          (8) acquire voting securities of any issuer or acquire securities of other investment companies, except in connection with a merger, consolidation or acquisition;

          (9) purchase securities of any one issuer, other than the U.S. government and its agencies and instrumentalities, if immediately after such purchase more than 5% of the Fund's total asset value would be invested in such issuer, except that up to 25% of the Fund's asset value may be invested without regard to such 5% limitation; or

          (10) purchase securities if immediately after such purchase more than 25% of the value of the Fund's total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Treasury bills, other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, certificates of deposit and banker's acceptances, and provided further that neither all finance companies as a group nor all utility companies as a group are considered a single industry for purposes of this policy. As to utility companies, gas, electric, water and telephone companies will be considered separate industries. As to finance companies, the following categories will be considered separate industries: (a) captive automotive finance, (b) captive equipment finance, (c) retail finance, (d) consumer loan and (e) diversified finance.

     Investment limitation (9) above permits the Fund to invest up to 25% of its total assets without regard to the 5% limitation on investment in securities of a single issuer (other than U.S. government securities). However, Rule 2a-7 under the Investment Company Act of 1940 ('1940 Act') generally requires that the Fund apply the 5% limitation to 100% of its total assets. Rule 2a-7 provides certain exceptions to the 5% limitation, including provisions that the Fund may under limited circumstances invest more than 5% of its total assets in securities of a single issuer for up to three business days, and invest more than 5% of its total assets in unconditional puts of a single issuer, together with all other securities issued or guaranteed by that issuer. The following investment restrictions may be changed by the vote of the Corporation's board of directors without shareholder approval: (1) the Fund's investments in warrants, valued at the lower of cost or market, may not exceed 5% of the value of its net assets, which amount may include warrants that are not listed on the New York or American Stock Exchanges, provided that such warrants, valued at the lower of cost or market, do not exceed 2% of the Fund's net assets, and (2) for purposes of limitation (10) above, the certificates of deposit and banker's acceptances with respect to which there is no limitation on the Fund's investment are only those issued by domestic branches of U.S. banks.

     The Fund will continue to interpret fundamental investment limitation (4) to prohibit investment in real estate limited partnerships.

                                 RMA MONEY FUND
                           RMA MONEY MARKET PORTFOLIO

     The Portfolio may not:

          (1) borrow money, except from banks for temporary purposes and except for reverse repurchase agreements if otherwise permitted and then in an aggregate amount not in excess of 10% of the asset value of the Portfolio at the time of such borrowing;

          (2) mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in such case the aggregate amount may not be in excess of the lesser of the dollar amounts borrowed or 5% of the value of the assets of the Portfolio at the time of such borrowing, and provided that no such borrowing will be made except to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests if they should occur;

          (3) make loans, except that the Portfolio may purchase or hold debt instruments, including repurchase agreements, in accordance with its investment policies and restrictions;

          (4) purchase or sell real estate (however, the Portfolio may purchase commercial paper issued by companies, including real estate investment trusts, which invest in real estate or interests therein);

          (5) purchase securities on margin, make short sales of securities or maintain a short position;

          (6) act as underwriter of securities except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

          (7) purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs;

          (8) acquire voting securities of any issuer or acquire securities of other investment companies, except in connection with a merger, consolidation or acquisition; or

          (9) purchase securities of any one issuer, other than the U.S. government and its agencies and instrumentalities, if immediately after such purchase more than 5% of the Portfolio's total asset value would be invested in such issuer, except that up to 25% of the Portfolio's total asset value may be invested without regard to such 5% limitation.

     In addition, the Portfolio may not purchase securities if immediately after such purchase more than 25% of the value of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Treasury bills, other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, certificates of deposit and bankers' acceptances of domestic branches of U.S. banks. As to utility companies, gas, electric, water and telephone companies will be considered separate industries. As to finance companies, the following categories will be considered separate industries: (a) captive automotive finance, (b) captive equipment finance, (c) retail finance, (d) consumer loan and (e) diversified finance. Investment limitation (9) above permits a Portfolio to invest up to 25% of its total assets without regard to the 5% limitation on investment in securities of a single issuer (other than U.S. government securities). However, Rule 2a-7 under the Investment Company Act of 1940 ('1940 Act') generally requires that the Portfolio apply the 5% limitation to 100% of its respective total assets. Rule 2a-7 provides certain exceptions to the 5% limitation, including provisions that the Portfolio under limited circumstances may invest more than 5% of its total assets in securities of a single issuer for up to three business days, and invest more than 5% of its total assets in unconditional puts of a single issuer, together with all other securities issued or guaranteed by that issuer.

     The Portfolio will continue to interpret fundamental investment limitation
(4) to prohibit investment in real estate limited partnerships.

                                 RMA MONEY FUND
                            RMA GOVERNMENT PORTFOLIO

     The Portfolio may not:

          (1) borrow money, except from banks for temporary purposes and except for reverse repurchase agreements if otherwise permitted and then in an aggregate amount not in excess of 10% of the asset value of the Portfolio at the time of such borrowing;

          (2) mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in such case the aggregate amount may not be in excess of the lesser of the dollar amounts borrowed or 5% of the value of the assets of the Portfolio at the time of such borrowing, and provided that no such borrowing will be made except to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests if they should occur;

          (3) make loans, except that the Portfolio may purchase or hold debt instruments, including repurchase agreements, in accordance with its investment policies and restrictions;

          (4) purchase or sell real estate (however, the Money Market Portfolio may purchase commercial paper issued by companies, including real estate investment trusts, which invest in real estate or interests therein);

          (5) purchase securities on margin, make short sales of securities or maintain a short position;

          (6) act as underwriter of securities except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

          (7) purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs;

          (8) acquire voting securities of any issuer or acquire securities of other investment companies, except in connection with a merger, consolidation or acquisition; or

          (9) purchase securities of any one issuer, other than the U.S. government and its agencies and instrumentalities, if immediately after such purchase more than 5% of the Portfolio's total asset value would be invested in such issuer, except that up to 25% of the Portfolio's total asset value may be invested without regard to such 5% limitation.

     Investment limitation (9) above permits the Portfolio to invest up to 25% of its total assets without regard to the 5% limitation on investment in securities of a single issuer (other than U.S. government securities). However, Rule 2a-7 under the Investment Company Act of 1940 ('1940 Act') generally requires that the Portfolio apply the 5% limitation to 100% of their respective total assets. Rule 2a-7 provides certain exceptions to the 5% limitation, including provisions that a Portfolio under limited circumstances may invest more than 5% of its total assets in securities of a single issuer for up to three business days, and invest more than 5% of its total assets in unconditional puts of a single issuer, together with all other securities issued or guaranteed by that issuer.

     The Portfolio will continue to interpret fundamental investment limitation
(4) to prohibit investment in real estate limited partnerships.

                               RMA TAX-FREE FUND

     The Fund may not:

          (1) borrow money, except from banks for temporary purposes and except for reverse repurchase agreements if otherwise permitted and then in an aggregate amount not in excess of 10% of the asset value of the Fund at the time of such borrowing;

          (2) mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in such case the aggregate amount may not be in excess of the lesser of the dollar amounts borrowed or 5% of the value of the assets of the Fund at the time of such borrowing, and provided that no such borrowing will be made except to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests if they should occur;

          (3) make loans, except that the Fund may purchase or hold debt instruments, including repurchase agreements, in accordance with its investment policies and restrictions;

          (4) purchase or sell real estate;

          (5) purchase securities on margin, make short sales of securities or maintain a short position;

          (6) act as underwriter of securities except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

          (7) purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs;

          (8) acquire voting securities of any issuer or acquire securities of other investment companies, except in connection with a merger, consolidation or acquisition; or

          (9) purchase securities of any one issuer, other than the U.S. government and its agencies and instrumentalities, if immediately after such purchase more than 5% of the Fund's total asset value would be invested in such issuer, except that up to 25% of the Fund's total asset value may be invested without regard to such 5% limitation.

     For purposes of limitation (9) with respect to the Fund, when the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond ('IDB') or private authority bond ('PAB'), if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. However, if in either case the creating government or some other agency guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government or other agency.

     Investment limitation (9) above permits a Fund to invest up to 25% of its total assets without regard to the 5% limitation on investment in securities of a single issuer (other than U.S. government securities).

     The Fund will continue to interpret fundamental investment limitation (4) to prohibit investment in real estate limited partnerships.

                                                                       EXHIBIT L

                           PAINEWEBBER CASHFUND, INC.
                              AMENDED AND RESTATED
                           ARTICLES OF INCORPORATION

     The following Amendment and Restatement of the Articles of Incorporation of PaineWebber Cashfund, Inc. has been advised by the Board of Directors and
approved by the stockholders of the Corporation at a meeting on April   , 1996,
and sets forth all of the provisions of the Corporation's Articles of Incorporation as of the effective date hereof.

FIRST:

     The undersigned, Clifford J. Alexander, whose post office address is 1900 M Street N.W., Washington, D.C. 20036, being at least twenty-one years of age, under and by virtue of the General Laws of the State of Maryland authorizing the formation of corporations, is acting as the sole incorporator with the intention of forming a corporation (hereinafter called the 'Corporation').

SECOND:  NAME.

     The name of the Corporation is PaineWebber Cashfund, Inc.

THIRD:  DURATION.

     The duration of the Corporation shall be perpetual.

FOURTH:  CORPORATE PURPOSES.

     The purposes for which the Corporation is formed are to act as an open-end management investment company under the Investment Company Act of 1940, as amended, and to exercise and enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations of a similar character by the Public General Laws of the State of Maryland now or hereafter in force, including, but not limited to, the following:

          (a) To hold, invest and reinvest its funds, and in connection therewith to hold part or all of its funds in cash, and to purchase, subscribe for or otherwise acquire, hold for investment or otherwise, to trade and deal in, write, sell, assign, negotiate, transfer, exchange, lend, pledge or otherwise dispose of or turn to account or realize upon, securities (which term 'securities' shall, for the purposes of these Articles of Incorporation, without limiting the generality thereof, be deemed to include any stocks, shares, bonds, debentures, bills, notes, mortgages, contracts or other obligations or evidences of indebtedness, and any options, certificates, receipts, warrants or other instruments representing rights to receive, purchase or subscribe for the same, or evidencing or representing any other rights or interests therein, or in any property, payments or assets; and any negotiable or non-negotiable instruments and money market instruments, including bank certificates of deposit, time or demand deposits, finance paper, commercial paper, bankers' acceptances and all kinds of repurchase or reverse repurchase agreements)

     created or issued by any United States or foreign issuer

     (which term 'issuer' shall, for the purpose of these Articles of Incorporation, without limiting the generality thereof, be deemed to include any persons, firms, associations, partnerships, corporations, syndicates, combinations, organizations, governments or subdivisions, agencies or instrumentalities of any government); and to exercise, as owner or holder of any securities, all rights, powers, and privileges in respect thereof including the right to vote thereon; to aid by further investment any issuer, any obligation of or interest in which is held by the Corporation or in the affairs of which the Corporation has any direct or indirect interest; to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any corporation, company, trust, association or firm; and to do any and all acts and things for the preservation, protection, improvement and enhancement in value of any and all such securities.

          (b) To acquire all or any part of the goodwill, rights, property and business of any person, firm, association or corporation heretofore or hereafter engaged in any business similar to any business which the Corporation has the power to conduct, and to hold, utilize, enjoy and in any manner dispose of the whole or any part of the rights, property and business so acquired, and to assume in connection therewith any liabilities of any such person, firm, association or corporation.

          (c) To apply for, obtain, purchase or otherwise acquire, any patents, copyrights, licenses, trademarks, trade names and the like, which may be capable of being used for any of the purposes of the Corporation; and to use, exercise, develop, grant licenses in respect of, sell and otherwise turn to account, the same.

          (d) To issue and sell shares of its own capital stock and securities convertible into such capital stock in such amounts and on such terms and conditions, for such purposes and for such amount or kind of consideration (including without limitation thereto, securities) now or hereafter permitted by the laws of the State of Maryland, by the Investment Company Act of 1940 and by these Articles of Incorporation, as its Board of Directors may determine.

          (e) To purchase or otherwise acquire, hold, dispose of, resell, transfer, reissue or cancel (all without the vote or consent of the stockholders of the Corporation) shares of its capital stock in any manner and to the extent now or hereafter permitted by the laws of the State of Maryland, by the Investment Company Act of 1940 and by these Articles of Incorporation.

          (f) To conduct its business in all its branches at one or more offices in Maryland and elsewhere in any part of the world, without restriction or limit as to extent.

          (g) To exercise and enjoy, in Maryland and in any other states, territories, districts and United States dependencies and in foreign countries, all of the powers, rights and privileges granted to, or conferred upon, corporations by the Public General Laws of the State of Maryland now or hereafter in force.

          (h) In general to carry on any other business in connection with or incidental to its corporate purposes, to do everything necessary, suitable or proper for the accomplishment of such purposes or for the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, to do every other act or thing incidental or appurtenant to or growing out of or connected with its business or purposes, objects or powers, and, subject to the foregoing, to have and exercise all the powers, rights and privileges conferred upon corporations by the laws of the State of Maryland as in force from time to time.

     The foregoing objects and purposes shall, except as otherwise expressly provided, be in no way limited or restricted by reference to, or inference from, the terms of any other clause of this or any other Article of these Articles of Incorporation, and shall each be regarded as independent and construed as a power as well as an object and a purpose, and the enumeration of specific purposes, objects and powers shall not be construed to limit or restrict in any manner the meaning of general terms or the general powers of the Corporation now or hereafter conferred by the laws of Maryland, nor shall the expression of one thing be deemed to exclude another though it be of like nature, not expressed; provided, however, that the Corporation shall not have power to carry on within the State of Maryland any business whatsoever that precludes it from being classified as an ordinary business corporation under the laws of the State of Maryland; nor shall it carry on any business, or exercise any powers in any other jurisdiction except to the extent that the same may lawfully be carried on or exercised under the laws thereof.

     Incident to meeting the purposes specified above, the Corporation also shall have the power to:

          (a) Acquire (by purchase, lease or otherwise) and hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, and any interest therein;

          (b) Borrow money and, in connection with such borrowing, issue notes or other evidence of indebtedness; and

          (c) Buy, hold, sell, and otherwise deal in and with commodities, indices of commodities or securities, and foreign exchange, including the purchase and sale of futures contracts and options on futures and forward contracts related thereto, subject to any applicable provisions of law.

FIFTH:  ADDRESS AND RESIDENT AGENT.

     The post office address of the principal office of the Corporation in this State is c/o The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202. The name of the resident agent of the Corporation in this State is The Corporation Trust, Incorporated, a corporation of this State, and the post office address of the resident agent is 32 South Street, Baltimore, Maryland 21202.

SIXTH:  CAPITAL STOCK.

     SECTION 6.1. Authority to Issue. The total number of shares of capital stock which the Corporation shall have authority to issue is 20 billion (20,000,000,000) shares, $.001 par value per share ('Shares'), having an aggregate par value of $20,000,000. The shares may be issued by the Board of Directors in such separate and distinct series ('Series') and classes of Series ('Classes') as the Board of Directors shall from time to time create and establish. As of the effective date of these Amended and Restated Articles of Incorporation, the authorized Shares of the Corporation are allocated to the following Series: 20 billion (20,000,000,000) Shares to the 'PaineWebber Cashfund' Series.

     The Board of Directors shall have full power and authority, in its sole discretion, to create and establish Series and Classes having such preferences, rights, voting powers, terms of conversion, restrictions, limitations on dividends, qualifications, and terms and conditions of redemption as shall be fixed and determined from time to time by resolution or resolutions providing for the issuance of such Shares adopted by the Board of Directors. In the event of establishment of Classes, each Class of a Series shall represent interests in the assets of that Series and have identical voting, dividend, liquidation and other rights and the same terms and conditions as any other Class of that Series, except that expenses allocated to the Class of a Series may be borne solely by such Class as shall be determined by the Directors, and a Class of a Series may have exclusive voting rights with respect to matters affecting only that Class. Expenses related to the distribution of, and other identified expenses that should properly be allocated to, the Shares of a particular Class or Series of capital stock may be charged to and borne solely by such Class or Series, and the bearing of expenses solely by a Class or Series of capital stock may be appropriately reflected (in a manner determined by the Board of Directors) and cause differences in the net asset value attributable to, and the dividend, redemption and liquidation rights of, the shares of each Class or Series of capital stock. In addition, the Board of Directors is hereby expressly granted authority to increase or decrease the number of Shares of any Series or Class, but the number of Shares of any Series or Class shall not be decreased by the Board of Directors below the number of Shares thereof then outstanding.

     The Board of Directors of the Corporation is authorized from time to time to classify or to reclassify, as the case may be, any unissued Shares of the Corporation in separate Series or Classes. Except as otherwise provided in these Articles of Incorporation, the shares of said Series or Classes of stock shall have such preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as shall be fixed and determined from time to time by the Board of Directors. The Corporation may hold as treasury shares, reissue for such consideration and on such terms as the Board of Directors may determine, or cancel, at its discretion from time to time, any Shares reacquired by the Corporation. No holder of any of the Shares shall be entitled as of right to subscribe for, purchase, or otherwise acquire any Shares of the Corporation which the Corporation proposes to issue or reissue.

     The Corporation shall have authority to issue any additional Shares hereafter authorized and any Shares redeemed or repurchased by the Corporation. All Shares of any Series or Class when properly issued in accordance with these Articles of Incorporation shall be fully paid and nonassessable.

     SECTION 6.2. Redemption by Stockholders. Each holder of Shares shall have the right at such times as may be permitted by the Corporation to require the Corporation to redeem all or any part of his or her Shares at a redemption price per Share based on the net asset value per Share at such time as the Board of Directors shall have prescribed by resolution. In the absence of such resolution, the redemption price per Share shall be the net asset value next determined (in accordance with Section 6.4) after receipt by the Corporation of a request for redemption in proper form less such charges as are determined by the Board of Directors and described in the Corporation's Registration Statement under the Securities Act of 1933. The Board of Directors may specify conditions, prices, and places of redemption, and may specify binding requirements for the proper form or forms of requests for redemption. Payment of the redemption price may be wholly or partly in securities or other assets at the value of such securities or assets used in such determination of net asset value, or may be in cash. Notwithstanding the foregoing, the Board of Directors may postpone payment of the redemption price and may suspend the right of the holders of Shares to require the Corporation to redeem Shares during any period or at any time when and to the extent permissible under the Investment Company Act of 1940.

     SECTION 6.3. Redemption by the Corporation. The Board of Directors may cause the Corporation to redeem at current net asset value all Shares owned or held by any one stockholder having an aggregate current net asset value of less than five hundred dollars ($500). No such redemption shall be effected unless the Corporation has given the stockholder at least sixty (60) days' notice of its intention to redeem the Shares and an opportunity to purchase a sufficient number of additional Shares to bring the aggregate current net asset value of his or her Shares to five hundred dollars ($500). Upon redemption of Shares pursuant to this Section, the Corporation shall promptly cause payment of the full redemption price to be made to the holder of Shares so redeemed.

     SECTION 6.4. Net Asset Value per Share. The net asset value of each Share of the Corporation, or each Series or Class, shall be the quotient obtained by dividing the value of the net assets of the Corporation, or if applicable of the Series (being the value of the assets of the Corporation or of the particular Series less its actual and accrued liabilities exclusive of capital stock and surplus), by the total number of outstanding Shares of the Corporation, or of the Series or Class. Such determination may be made on a Series-by-Series basis or made or adjusted on a Class-by-Class basis, as appropriate and shall include any expenses allocated to a specific Series or Class thereof. The Board of Directors shall have the power and duty to determine from time to time the net asset value per Share at such times and by such methods as it shall determine, subject to any restrictions or requirements under the Investment Company Act of 1940 and the rules, regulations and interpretations thereof promulgated or issued by the Securities and Exchange Commission or insofar as permitted by any order of the Securities and Exchange Commission applicable to the Corporation. The Board of Directors may delegate such power and duty to any one or more of the directors and officers of the Corporation, the Corporation's administrator, investment adviser, custodian or depository of the Corporation's assets, or another agent of the Corporation.

     SECTION 6.5. Establishment of Series or Class. The establishment of any Series or Class shall be effective upon the adoption of a resolution by a majority of the Directors setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series or Class. At any time that there are no Shares outstanding of any particular Series or Class previously established and designated, the Directors may by a majority vote abolish that Series or Class and the establishment and designation thereof.

     SECTION 6.6. Assets and Liabilities of Series or Class. All consideration received by the Corporation for the issuance or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form, shall be referred to as 'assets belonging to' that Series. In addition, any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series shall be allocated by the Board of Directors between and among one or more of the Series in such manner as the Board of Directors, in its sole discretion, deems fair and equitable. Each such allocation shall be conclusive and binding upon the stockholders of all Series for all purposes, and shall be referred to as assets belonging to that Series. The assets belonging to a particular Series shall be charged with the liabilities of that Series, and all expenses, costs, charges, and reserves attributable to that Series or Class thereof shall be borne by that Series or Class. Any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Board of Directors between or among any one or more of the Series or Classes in such a manner as the Board of Directors in its sole discretion deems fair and equitable. Each such allocation shall be conclusive and binding upon the stockholders of all Series or Classes for all purposes.

     SECTION 6.7 Dividends. Dividends and distributions on Shares with respect to each Series or Class may be declared and paid with such frequency and in such form and amount as the Board of Directors may from time to time determine. Dividends may be declared daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine.

     All dividends and distributions of shares of a particular Series shall be distributed pro rata to the holders of that Series in proportion to the number of Shares of that Series held by such holders at the date and time of record established for the payment of such dividends or distributions, except that such dividends and distributions shall appropriately reflect expenses allocated to a particular Class of such Series.

     The Board of Directors shall have the power, in its sole discretion, to distribute in any fiscal year as dividends (including dividends designated in whole or in part as capital gain distributions) amounts sufficient, in the opinion of the Board of Directors, to enable the Corporation, or when applicable each Series of the Corporation, to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, or any successor or comparable statute thereto, and regulations promulgated thereunder, and to avoid liability of the Corporation, or each Series of the Corporation, for federal income tax in respect of that year. The foregoing shall not limit the authority of the Board of Directors to make distributions greater than or less than the amount necessary to qualify as a regulated investment company and to avoid liability of the Corporation, or any Series of the Corporation, for such tax.

     Dividends and distributions may be paid in cash, property or Shares, or a combination thereof, as determined by the Board of Directors or pursuant to any program that the Board of Directors may have in effect at the time. Any such dividend or distribution paid in Shares will be paid at the current net asset value thereof as defined in Section 6.4.

SEVENTH:  ISSUANCE OF SHARES.

     SECTION 7.1. Issuance of New Shares. The Board of Directors is authorized to issue and sell or cause to be issued and sold from time to time (without the necessity of offering the same or any part thereof to existing stockholders) all or any portion or portions of the entire authorized but unissued Shares of the Corporation, and all or any portion or portions of the Shares of the Corporation from time to time in its treasury for cash or for any other lawful consideration or considerations and on or for any terms, conditions, or prices consistent with the provisions of law and of the Articles of Incorporation at the time in force; provided, however, that in no event shall Shares of the Corporation be issued or sold for a consideration or considerations less in amount or value than the par value of the Shares so issued or sold, and provided further that in no event shall any Shares of the Corporation be issued or sold, except as a stock dividend distributed to stockholders, for a consideration (which shall be net to the Corporation after underwriting discounts or commissions) less in amount or value than the net asset value of the Shares so issued or sold determined as of such time as the Board of Directors shall have by resolution prescribed. In the absence of such resolution, such net asset value shall be that next determined after an unconditional order in proper form to purchase such Shares is accepted, except that Shares may be sold to an underwriter at (a) the net asset value next determined after such orders are received by a dealer with whom such underwriter has a sales agreement or (b) the net asset value determined at a later time.

     SECTION 7.2. Issuance of Fractional Shares. The Corporation may issue and sell fractions of Shares having pro rata all the rights of full Shares, including, without limitation, the right to vote and to receive dividends, and wherever the words 'Share' or 'Shares' are used in these Articles or in the By-Laws they shall be deemed to include fractions of Shares, where the context does not clearly indicate that only full Shares are intended.

EIGHTH:  VOTING.

     On each matter submitted to a vote of the stockholders, each holder of a Share shall be entitled to one vote for each Share and fractional votes for fractional Shares standing in his or her name on the books of the Corporation; provided, however, that when required by the Investment Company Act of 1940 or rules thereunder, or when the Board of Directors has determined that the matter affects only the interests of one Series or Class, each holder of Shares thereof shall be entitled to votes equal to the full and fractional Shares of the Series or Class standing in his or her name on the books of the Corporation. The presence in person or by proxy of the holders of one-third of the Shares outstanding and entitled to vote shall constitute a quorum for the transaction of business at a stockholders' meeting, except that where any provision of law or of these Articles of Incorporation permit or require that holders of any Series or Class shall vote as a Series or Class, one-third of the aggregate number of Shares of that Series or Class outstanding and entitled to vote shall constitute a quorum for the transaction of business by that Series or Class.

     Notwithstanding any provision of law requiring a greater proportion than a majority of the votes of all Shares of the Corporation or of all Series or Classes (or of any Series or Class entitled to vote thereon as a separate Series or Class) to take or authorize any action, in accordance with the authority granted by Section 2-104(b)(5) of the Maryland Corporations and Associations Code, the Corporation is hereby authorized to take such action upon the concurrence of a majority of the aggregate number of Shares entitled to vote thereon (or of a majority of the aggregate number of Shares of a Series or Class entitled to vote thereon as a separate Series or Class). The right to cumulate votes in the election of directors is expressly prohibited.

NINTH:  BOARD OF DIRECTORS.

     All corporate powers and authority of the Corporation (except as otherwise provided by statute, these Articles of Incorporation, or the By-Laws of the Corporation) shall be vested in and exercised by the Board of Directors. The number of directors constituting the Board of Directors shall be such number as may from time to time be fixed in or in accordance with the By-Laws of the Corporation, provided that after stock is issued to more than one stockholder, such number shall not be less than three. Except as provided in the By-Laws, the election of directors may be conducted in any way approved at the meeting (whether of stockholders or directors) at which the election is held, provided that such election shall be by ballot whenever requested by any person entitled to vote. As of the effective date of these Amended and Restated Articles of Incorporation, the Board of Directors is comprised of ten members, and the following persons have been duly elected or appointed to serve as Directors: [to be completed prior to filing with the Maryland State Department of Assessments and Taxation].

TENTH:  CONTRACTS.

     SECTION 10.1.  Contracts in General.  The Board of Directors may in its

discretion from time to time enter into an exclusive or nonexclusive distribution contract or contracts providing for the sale of Shares whereby the Corporation may either agree to sell Shares to the other party to the contract or appoint such other party its sales agent for such shares (such other party being herein sometimes called the 'underwriter'), and in either case on such terms and conditions as may be prescribed in the By-Laws, if any, and such further terms and conditions as the Board of Directors may in its discretion determine not inconsistent with the provisions of these Articles of Incorporation, and such contract may also provide for the repurchase of Shares of the Corporation by such other party or parties as agent of the Corporation. The Board of Directors may also in its discretion from time to time enter into an investment advisory or management contract or contracts whereby the other party to such contract shall undertake to furnish such management, investment advisory, statistical and research facilities and services, upon such terms and conditions, as the Board of Directors may in its discretion determine.

     SECTION 10.2. Parties to Contracts. Any contract of the character described in Section 10.1 or for services as administrator, custodian, transfer agent or disbursing agent or related services may be entered into with any corporation, firm, trust or association, although any one or more of the directors or officers of the Corporation may be an officer, director, trustee, stockholder or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Corporation under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article TENTH. The same person (including a firm, corporation, trust, or association) may be the other party to contracts entered into pursuant to Section 10.1 above, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 10.2.

ELEVENTH:  LIABILITY OF DIRECTORS AND OFFICERS.

     SECTION 11.1. Liability. To the maximum extent permitted by applicable law (including Maryland law and the Investment Company Act of 1940) as currently in effect or as may hereafter be amended, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

     SECTION 11.2. Indemnification. To the maximum extent permitted by applicable law (including Maryland law and the Investment Company Act of 1940) currently in effect or as may hereafter be amended, the Corporation shall indemnify and advance expenses as provided in the By-Laws to its present and past directors, officers, employees and agents, and persons who are serving or have served at the request of the Corporation as a director, officer, employee or agent in similar capacities for other entities.

     SECTION 11.3. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability.

     SECTION 11.4. Modification. Any repeal or modification of this Article ELEVENTH by the stockholders of the Corporation, or adoption or modification of any other provision of the Articles of Incorporation or By-Laws inconsistent with this Article ELEVENTH, shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any director or officer of the Corporation or indemnification available to any person covered by these provisions with respect to any act or omission which occurred prior to such repeal, modification or adoption.

TWELFTH:  AMENDMENT.

     SECTION 12.1. Articles of Incorporation. The Corporation reserves the right from time to time to make any amendment of these Articles of Incorporation, now or hereafter authorized by law, including any amendment which alters contract rights, as expressly set forth in these Articles of Incorporation, of any outstanding Shares. Any amendment to these Articles of Incorporation may be adopted at a meeting of the stockholders upon receiving an affirmative vote of majority of all votes entitled to be cast thereon or may be amended by the board of directors to the extent permitted by laws of the State of Maryland.

     SECTION 12.2. By-Laws. Except as may otherwise be provided in the By-Laws, the Board of Directors of the Corporation is expressly authorized to make, alter, amend and repeal By-Laws or to adopt new By-Laws of the Corporation, without any action on the part of the stockholders; but the By-Laws made by the Board of Directors and the power so conferred may be altered or repealed by the stockholders.

                                                                       EXHIBIT M

                        PAINEWEBBER RMA MONEY FUND, INC.
                              AMENDED AND RESTATED
                           ARTICLES OF INCORPORATION

     The following Amendment and Restatement of the Articles of Incorporation of PaineWebber RMA Money Fund, Inc. has been advised by the Board of Directors and
approved by the stockholders of the Corporation at a meeting on April   , 1996,
and sets forth all of the provisions of the Corporation's Articles of Incorporation as of the effective date hereof.

FIRST:

     The undersigned, Clifford J. Alexander, whose post office address is 1900 M Street N.W., Washington, D.C. 20036, being at least twenty-one years of age, under and by virtue of the General Laws of the State of Maryland authorizing the formation of corporations, is acting as the sole incorporator with the intention of forming a corporation (hereinafter called the 'Corporation').

SECOND:  NAME.

     The name of the Corporation is PaineWebber RMA Money Fund, Inc.

THIRD:  DURATION.

     The duration of the Corporation shall be perpetual.

FOURTH:  CORPORATE PURPOSES.

     The purposes for which the Corporation is formed are to act as an open-end management investment company under the Investment Company Act of 1940, as amended, and to exercise and enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations of a similar character by the Public General Laws of the State of Maryland now or hereafter in force, including, but not limited to, the following:

          (a) To hold, invest and reinvest its funds, and in connection therewith to hold part or all of its funds in cash, and to purchase, subscribe for or otherwise acquire, hold for investment or otherwise, to trade and deal in, write, sell, assign, negotiate, transfer, exchange, lend, pledge or otherwise dispose of or turn to account or realize upon, securities (which term 'securities' shall, for the purposes of these Articles of Incorporation, without limiting the generality thereof, be deemed to include any stocks, shares, bonds, debentures, bills, notes, mortgages, contracts or other obligations or evidences of indebtedness, and any options, certificates, receipts, warrants or other instruments representing rights to receive, purchase or subscribe for the same, or evidencing or representing any other rights or interests therein, or in any property, payments or assets; and any negotiable or non-negotiable instruments and money market instruments, including bank certificates of deposit, time or demand deposits, finance paper, commercial paper, bankers' acceptances and all kinds of repurchase or reverse repurchase agreements)

     created or issued by any United States or foreign issuer

     (which term 'issuer' shall, for the purpose of these Articles of Incorporation, without limiting the generality thereof, be deemed to include any persons, firms, associations, partnerships, corporations, syndicates, combinations, organizations, governments or subdivisions, agencies or instrumentalities of any government); and to exercise, as owner or holder of any securities, all rights, powers, and privileges in respect thereof including the right to vote thereon; to aid by further investment any issuer, any obligation of or interest in which is held by the Corporation or in the affairs of which the Corporation has any direct or indirect interest; to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any corporation, company, trust, association or firm; and to do any and all acts and things for the preservation, protection, improvement and enhancement in value of any and all such securities.

          (b) To acquire all or any part of the goodwill, rights, property and business of any person, firm, association or corporation heretofore or hereafter engaged in any business similar to any business which the Corporation has the power to conduct, and to hold, utilize, enjoy and in any manner dispose of the whole or any part of the rights, property and business so acquired, and to assume in connection therewith any liabilities of any such person, firm, association or corporation.

          (c) To apply for, obtain, purchase or otherwise acquire, any patents, copyrights, licenses, trademarks, trade names and the like, which may be capable of being used for any of the purposes of the Corporation; and to use, exercise, develop, grant licenses in respect of, sell and otherwise turn to account, the same.

          (d) To issue and sell shares of its own capital stock and securities convertible into such capital stock in such amounts and on such terms and conditions, for such purposes and for such amount or kind of consideration (including without limitation thereto, securities) now or hereafter permitted by the laws of the State of Maryland, by the Investment Company Act of 1940 and by these Articles of Incorporation, as its Board of Directors may determine.

          (e) To purchase or otherwise acquire, hold, dispose of, resell, transfer, reissue or cancel (all without the vote or consent of the stockholders of the Corporation) shares of its capital stock in any manner and to the extent now or hereafter permitted by the laws of the State of Maryland, by the Investment Company Act of 1940 and by these Articles of Incorporation.

          (f) To conduct its business in all its branches at one or more offices in Maryland and elsewhere in any part of the world, without restriction or limit as to extent.

          (g) To exercise and enjoy, in Maryland and in any other states, territories, districts and United States dependencies and in foreign countries, all of the powers, rights and privileges granted to, or conferred upon, corporations by the Public General Laws of the State of Maryland now or hereafter in force.

          (h) In general to carry on any other business in connection with or incidental to its corporate purposes, to do everything necessary, suitable or proper for the accomplishment of such purposes or for the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, to do every other act or thing incidental or appurtenant to or growing out of or connected with its business or purposes, objects or powers, and, subject to the foregoing, to have and exercise all the powers, rights and privileges conferred upon corporations by the laws of the State of Maryland as in force from time to time.

     The foregoing objects and purposes shall, except as otherwise expressly provided, be in no way limited or restricted by reference to, or inference from, the terms of any other clause of this or any other Article of these Articles of Incorporation, and shall each be regarded as independent and construed as a power as well as an object and a purpose, and the enumeration of specific purposes, objects and powers shall not be construed to limit or restrict in any manner the meaning of general terms or the general powers of the Corporation now or hereafter conferred by the laws of Maryland, nor shall the expression of one thing be deemed to exclude another though it be of like nature, not expressed; provided, however, that the Corporation shall not have power to carry on within the State of Maryland any business whatsoever that precludes it from being classified as an ordinary business corporation under the laws of the State of Maryland; nor shall it carry on any business, or exercise any powers in any other jurisdiction except to the extent that the same may lawfully be carried on or exercised under the laws thereof.

     Incident to meeting the purposes specified above, the Corporation also shall have the power to:

          (a) Acquire (by purchase, lease or otherwise) and hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, and any interest therein;

          (b) Borrow money and, in connection with such borrowing, issue notes or other evidence of indebtedness; and

          (c) Buy, hold, sell, and otherwise deal in and with commodities, indices of commodities or securities, and foreign exchange, including the purchase and sale of futures contracts and options on futures and forward contracts related thereto, subject to any applicable provisions of law.

FIFTH:  ADDRESS AND RESIDENT AGENT.

     The post office address of the principal office of the Corporation in this State is c/o The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202. The name of the resident agent of the Corporation in this State is The Corporation Trust, Incorporated, a corporation of this State, and the post office address of the resident agent is 32 South Street, Baltimore, Maryland 21202.

SIXTH:  CAPITAL STOCK.

     SECTION 6.1. Authority to Issue. The total number of shares of capital stock which the Corporation shall have authority to issue is 30 billion (30,000,000,000) shares, $.001 par value per share ('Shares'), having an aggregate par value of $30,000,000. The Shares may be issued by the Board of Directors in such separate and distinct series ('Series') and classes of Series ('Classes') as the Board of Directors shall from time to time create and establish. As of the effective date of these Amended and Restated Articles of Incorporation, the authorized Shares of the Corporation are allocated to the following Series: 15 billion (15,000,000,000) Shares to the 'PaineWebber RMA Money Market Portfolio' Series; 5 billion (5,000,000,000) Shares to the 'PaineWebber RMA U.S. Government Portfolio' Series; and 10 billion (10,000,000,000) Shares to the 'PaineWebber Retirement Money Fund' Series.

     The Board of Directors shall have full power and authority, in its sole discretion, to create and establish Series and Classes having such preferences, rights, voting powers, terms of conversion, restrictions, limitations on dividends, qualifications, and terms and conditions of redemption as shall be fixed and determined from time to time by resolution or resolutions providing for the issuance of such Shares adopted by the Board of Directors. In the event of establishment of Classes, each Class of a Series shall represent interests in the assets of that Series and have identical voting, dividend, liquidation and other rights and the same terms and conditions as any other Class of that Series, except that expenses allocated to the Class of a Series may be borne solely by such Class as shall be determined by the Directors, and a Class of a Series may have exclusive voting rights with respect to matters affecting only that Class. Expenses related to the distribution of, and other identified expenses that should properly be allocated to, the Shares of a particular Class or Series of capital stock may be charged to and borne solely by such Class or Series, and the bearing of expenses solely by a Class or Series of capital stock may be appropriately reflected (in a manner determined by the Board of Directors) and cause differences in the net asset value attributable to, and the dividend, redemption and liquidation rights of, the shares of each Class or Series of capital stock. In addition, the Board of Directors is hereby expressly granted authority to increase or decrease the number of Shares of any Series or Class, but the number of Shares of any Series or Class shall not be decreased by the Board of Directors below the number of Shares thereof then outstanding.

     The Board of Directors of the Corporation is authorized from time to time to classify or to reclassify, as the case may be, any unissued Shares of the Corporation in separate Series or Classes. Except as otherwise provided in these Articles of Incorporation, the shares of said Series or Classes of stock shall have such preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as shall be fixed and determined from time to time by the Board of Directors. The Corporation may hold as treasury shares, reissue for such consideration and on such terms as the Board of Directors may determine, or cancel, at its discretion from time to time, any Shares reacquired by the Corporation. No holder of any of the Shares shall be entitled as of right to subscribe for, purchase, or otherwise acquire any Shares of the Corporation which the Corporation proposes to issue or reissue.

     The Corporation shall have authority to issue any additional Shares hereafter authorized and any Shares redeemed or repurchased by the Corporation. All Shares of any Series or Class when properly issued in accordance with these Articles of Incorporation shall be fully paid and nonassessable.

     SECTION 6.2. Redemption by Stockholders. Each holder of Shares shall have the right at such times as may be permitted by the Corporation to require the Corporation to redeem all or any part of his or her Shares at a redemption price per Share based on the net asset value per Share at such time as the Board of Directors shall have prescribed by resolution. In the absence of such resolution, the redemption price per Share shall be the net asset value next determined (in accordance with Section 6.4) after receipt by the Corporation of a request for redemption in proper form less such charges as are determined by the Board of Directors and described in the Corporation's Registration Statement under the Securities Act of 1933. The Board of Directors may specify conditions, prices, and places of redemption, and may specify binding requirements for the proper form or forms of requests for redemption. Payment of the redemption price may be wholly or partly in securities or other assets at the value of such securities or assets used in such determination of net asset value, or may be in cash. Notwithstanding the foregoing, the Board of Directors may postpone payment of the redemption price and may suspend the right of the holders of Shares to require the Corporation to redeem Shares during any period or at any time when and to the extent permissible under the Investment Company Act of 1940.

     SECTION 6.3. Redemption by the Corporation. The Board of Directors may cause the Corporation to redeem at current net asset value all Shares owned or held by any one stockholder having an aggregate current net asset value of less than five hundred dollars ($500). No such redemption shall be effected unless the Corporation has given the stockholder at least sixty (60) days' notice of its intention to redeem the Shares and an opportunity to purchase a sufficient number of additional Shares to bring the aggregate current net asset value of his or her Shares to five hundred dollars ($500). Upon redemption of Shares pursuant to this Section, the Corporation shall promptly cause payment of the full redemption price to be made to the holder of Shares so redeemed.

     SECTION 6.4. Net Asset Value per Share. The net asset value of each Share of the Corporation, or each Series or Class, shall be the quotient obtained by dividing the value of the net assets of the Corporation, or if applicable of the Series (being the value of the assets of the Corporation or of the particular Series less its actual and accrued liabilities exclusive of capital stock and surplus), by the total number of outstanding Shares of the Corporation, or of the Series or Class. Such determination may be made on a Series-by-Series basis or made or adjusted on a Class-by-Class basis, as appropriate and shall include any expenses allocated to a specific Series or Class thereof. The Board of Directors shall have the power and duty to determine from time to time the net asset value per Share at such times and by such methods as it shall determine, subject to any restrictions or requirements under the Investment Company Act of 1940 and the rules, regulations and interpretations thereof promulgated or issued by the Securities and Exchange Commission or insofar as permitted by any order of the Securities and Exchange Commission applicable to the Corporation. The Board of Directors may delegate such power and duty to any one or more of the directors and officers of the Corporation, the Corporation's administrator, investment adviser, custodian or depository of the Corporation's assets, or another agent of the Corporation.

     SECTION 6.5. Establishment of Series or Class. The establishment of any Series or Class shall be effective upon the adoption of a resolution by a majority of the Directors setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series or Class. At any time that there are no Shares outstanding of any particular Series or Class previously established and designated, the Directors may by a majority vote abolish that Series or Class and the establishment and designation thereof.

     SECTION 6.6. Assets and Liabilities of Series or Class. All consideration received by the Corporation for the issuance or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form, shall be referred to as 'assets belonging to' that Series. In addition, any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series shall be allocated by the Board of Directors between and among one or more of the Series in such manner as the Board of Directors, in its sole discretion, deems fair and equitable. Each such allocation shall be conclusive and binding upon the stockholders of all Series for all purposes, and shall be referred to as assets belonging to that Series. The assets belonging to a particular Series shall be charged with the liabilities of that Series, and all expenses, costs, charges, and reserves attributable to that Series or Class thereof shall be borne by that Series or Class. Any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Board of Directors between or among any one or more of the Series or Classes in such a manner as the Board of Directors in its sole discretion deems fair and equitable. Each such allocation shall be conclusive and binding upon the stockholders of all Series or Classes for all purposes.

     SECTION 6.7. Dividends. Dividends and distributions on Shares with respect to each Series or Class may be declared and paid with such frequency and in such form and amount as the Board of Directors may from time to time determine. Dividends may be declared daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine.

     All dividends and distributions of shares of a particular Series shall be distributed pro rata to the holders of that Series in proportion to the number of Shares of that Series held by such holders at the date and time of record established for the payment of such dividends or distributions, except that such dividends and distributions shall appropriately reflect expenses allocated to a particular Class of such Series.

     The Board of Directors shall have the power, in its sole discretion, to distribute in any fiscal year as dividends (including dividends designated in whole or in part as capital gain distributions) amounts sufficient, in the opinion of the Board of Directors, to enable the Corporation, or when applicable each Series of the Corporation, to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, or any successor or comparable statute thereto, and regulations promulgated thereunder, and to avoid liability of the Corporation, or each Series of the Corporation, for federal income tax in respect of that year. The foregoing shall not limit the authority of the Board of Directors to make distributions greater than or less than the amount necessary to qualify as a regulated investment company and to avoid liability of the Corporation, or any Series of the Corporation, for such tax.

     Dividends and distributions may be paid in cash, property or Shares, or a combination thereof, as determined by the Board of Directors or pursuant to any program that the Board of Directors may have in effect at the time. Any such dividend or distribution paid in Shares will be paid at the current net asset value thereof as defined in Section 6.4.

SEVENTH:  ISSUANCE OF SHARES.

     SECTION 7.1. Issuance of New Shares. The Board of Directors is authorized to issue and sell or cause to be issued and sold from time to time (without the necessity of offering the same or any part thereof to existing stockholders) all or any portion or portions of the entire authorized but unissued Shares of the Corporation, and all or any portion or portions of the Shares of the Corporation from time to time in its treasury for cash or for any other lawful consideration or considerations and on or for any terms, conditions, or prices consistent with the provisions of law and of the Articles of Incorporation at the time in force; provided, however, that in no event shall Shares of the Corporation be issued or sold for a consideration or considerations less in amount or value than the par value of the Shares so issued or sold, and provided further that in no event shall any Shares of the Corporation be issued or sold, except as a stock dividend distributed to stockholders, for a consideration (which shall be net to the Corporation after underwriting discounts or commissions) less in amount or value than the net asset value of the Shares so issued or sold determined as of such time as the Board of Directors shall have by resolution prescribed. In the absence of such resolution, such net asset value shall be that next determined after an unconditional order in proper form to purchase such Shares is accepted, except that Shares may be sold to an underwriter at (a) the net asset value next determined after such orders are received by a dealer with whom such underwriter has a sales agreement or (b) the net asset value determined at a later time.

     SECTION 7.2. Issuance of Fractional Shares. The Corporation may issue and sell fractions of Shares having pro rata all the rights of full Shares,

including, without limitation, the right to vote and to receive dividends, and wherever the words 'Share' or 'Shares' are used in these Articles or in the By-Laws they shall be deemed to include fractions of Shares, where the context does not clearly indicate that only full Shares are intended.

EIGHTH:  VOTING.

     On each matter submitted to a vote of the stockholders, each holder of a Share shall be entitled to one vote for each Share and fractional votes for fractional Shares standing in his or her name on the books of the Corporation; provided, however, that when required by the Investment Company Act of 1940 or rules thereunder, or when the Board of Directors has determined that the matter affects only the interests of one Series or Class, each holder of Shares thereof shall be entitled to votes equal to the full and fractional Shares of the Series or Class standing in his or her name on the books of the Corporation. The presence in person or by proxy of the holders of one-third of the Shares outstanding and entitled to vote shall constitute a quorum for the transaction of business at a stockholders' meeting, except that where any provision of law or of these Articles of Incorporation permit or require that holders of any Series or Class shall vote as a Series or Class, one-third of the aggregate number of Shares of that Series or Class outstanding and entitled to vote shall constitute a quorum for the transaction of business by that Series or Class.

     Notwithstanding any provision of law requiring a greater proportion than a majority of the votes of all Shares of the Corporation or of all Series or Classes (or of any Series or Class entitled to vote thereon as a separate Series or Class) to take or authorize any action, in accordance with the authority granted by Section 2-104(b)(5) of the Maryland Corporations and Associations Code, the Corporation is hereby authorized to take such action upon the concurrence of a majority of the aggregate number of Shares entitled to vote thereon (or of a majority of the aggregate number of Shares of a Series or Class entitled to vote thereon as a separate Series or Class). The right to cumulate votes in the election of directors is expressly prohibited.

NINTH:  BOARD OF DIRECTORS.

     All corporate powers and authority of the Corporation (except as otherwise provided by statute, these Articles of Incorporation, or the By-Laws of the Corporation) shall be vested in and exercised by the Board of Directors. The number of directors constituting the Board of Directors shall be such number as may from time to time be fixed in or in accordance with the By-Laws of the Corporation, provided that after stock is issued to more than one stockholder, such number shall not be less than three. Except as provided in the By-Laws, the election of directors may be conducted in any way approved at the meeting (whether of stockholders or directors) at which the election is held, provided that such election shall be by ballot whenever requested by any person entitled to vote. As of the effective date of these Amended and Restated Articles of Incorporation, the Board of

Directors is comprised of ten members, and the following persons have been duly elected or appointed to serve as Directors: [to be completed prior to filing with the Maryland State Department of Assessments and Taxation].


TENTH:  CONTRACTS.

     SECTION 10.1. Contracts in General. The Board of Directors may in its discretion from time to time enter into an exclusive or nonexclusive distribution contract or contracts providing for the sale of Shares whereby the Corporation may either agree to sell Shares to the other party to the contract or appoint such other party its sales agent for such shares (such other party being herein sometimes called the 'underwriter'), and in either case on such terms and conditions as may be prescribed in the By-Laws, if any, and such further terms and conditions as the Board of Directors may in its discretion determine not inconsistent with the provisions of these Articles of Incorporation, and such contract may also provide for the repurchase of Shares of the Corporation by such other party or parties as agent of the Corporation. The Board of Directors may also in its discretion from time to time enter into an investment advisory or management contract or contracts whereby the other party to such contract shall undertake to furnish such management, investment advisory, statistical and research facilities and services, upon such terms and conditions, as the Board of Directors may in its discretion determine.

     SECTION 10.2. Parties to Contracts. Any contract of the character described in Section 10.1 or for services as administrator, custodian, transfer agent or disbursing agent or related services may be entered into with any corporation, firm, trust or association, although any one or more of the directors or officers of the Corporation may be an officer, director, trustee, stockholder or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Corporation under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article TENTH. The same person (including a firm, corporation, trust, or association) may be the other party to contracts entered into pursuant to Section 10.1 above, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 10.2.

ELEVENTH:  LIABILITY OF DIRECTORS AND OFFICERS.

     SECTION 11.1. Liability. To the maximum extent permitted by applicable law (including Maryland law and the Investment Company Act of 1940) as currently in effect or as may hereafter be amended, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

     SECTION 11.2. Indemnification. To the maximum extent permitted by applicable law (including Maryland law and the Investment Company Act of 1940) currently in effect or as may hereafter be amended, the Corporation shall indemnify and advance expenses as provided in the By-Laws to its present and past directors, officers, employees and agents, and persons who are serving or have served at the request of the Corporation as a director, officer, employee or agent in similar capacities for other entities.


     SECTION 11.3. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the

Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability.

     SECTION 11.4. Modification. Any repeal or modification of this Article ELEVENTH by the stockholders of the Corporation, or adoption or modification of any other provision of the Articles of Incorporation or By-Laws inconsistent with this Article ELEVENTH, shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any director or officer of the Corporation or indemnification available to any person covered by these provisions with respect to any act or omission which occurred prior to such repeal, modification or adoption.

TWELFTH:  AMENDMENT.

     SECTION 12.1. Articles of Incorporation. The Corporation reserves the right from time to time to make any amendment of these Articles of Incorporation, now or hereafter authorized by law, including any amendment which alters contract rights, as expressly set forth in these Articles of Incorporation, of any outstanding Shares. Any amendment to these Articles of Incorporation may be adopted at a meeting of the stockholders upon receiving an affirmative vote of majority of all votes entitled to be cast thereon or may be amended by the board of directors to the extent permitted by laws of the State of Maryland.

     SECTION 12.2. By-Laws. Except as may otherwise be provided in the By-Laws, the Board of Directors of the Corporation is expressly authorized to make, alter, amend and repeal By-Laws or to adopt new By-Laws of the Corporation, without any action on the part of the stockholders; but the By-Laws made by the Board of Directors and the power so conferred may be altered or repealed by the stockholders.

                                                                       EXHIBIT N

                      PAINEWEBBER RMA TAX-FREE FUND, INC.
                              AMENDED AND RESTATED
                           ARTICLES OF INCORPORATION

     The following Amendment and Restatement of the Articles of Incorporation of PaineWebber RMA Tax-Free Fund, Inc. has been advised by the Board of Directors
and approved by the stockholders of the Corporation at a meeting on April   ,
1996, and sets forth all of the provisions of the Corporation's Articles of Incorporation as of the effective date hereof.

FIRST:

     The undersigned, Clifford J. Alexander, whose post office address is 1900 M Street N.W., Washington, D.C. 20036, being at least twenty-one years of age, under and by virtue of the General Laws of the State of Maryland authorizing the formation of corporations, is acting as the sole incorporator with the intention of forming a corporation (hereinafter called the 'Corporation').

SECOND: NAME.

     The name of the Corporation is PaineWebber RMA Tax-Free Fund, Inc.

THIRD: DURATION.

     The duration of the Corporation shall be perpetual.

FOURTH: CORPORATE PURPOSES.

     The purposes for which the Corporation is formed are to act as an open-end management investment company under the Investment Company Act of 1940, as amended, and to exercise and enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations of a similar character by the Public General Laws of the State of Maryland now or hereafter in force, including, but not limited to, the following:

          (a) To hold, invest and reinvest its funds, and in connection therewith to hold part or all of its funds in cash, and to purchase, subscribe for or otherwise acquire, hold for investment or otherwise, to trade and deal in, write, sell, assign, negotiate, transfer, exchange, lend, pledge or otherwise dispose of or turn to account or realize upon, securities (which term 'securities' shall, for the purposes of these Articles of Incorporation, without limiting the generality thereof, be deemed to include any stocks, shares, bonds, debentures, bills, notes, mortgages, contracts or other obligations or evidences of indebtedness, and any options, certificates, receipts, warrants or other instruments representing rights to receive, purchase or subscribe for the same, or evidencing or representing any other rights or interests therein, or in any property, payments or assets; and any negotiable or non-negotiable instruments and money market instruments, including bank certificates of deposit, time or demand deposits, finance paper, commercial paper, bankers' acceptances and all kinds of repurchase or reverse repurchase agreements)

     created or issued by any United States or foreign issuer

     (which term 'issuer' shall, for the purpose of these Articles of Incorporation, without limiting the generality thereof, be deemed to include any persons, firms, associations, partnerships, corporations, syndicates, combinations, organizations, governments or subdivisions, agencies or instrumentalities of any government); and to exercise, as owner or holder of any securities, all rights, powers, and privileges in respect thereof including the right to vote thereon; to aid by further investment any issuer, any obligation of or interest in which is held by the Corporation or in the affairs of which the Corporation has any direct or indirect interest; to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any corporation, company, trust, association or firm; and to do any and all acts and things for the preservation, protection, improvement and enhancement in value of any and all such securities.

          (b) To acquire all or any part of the goodwill, rights, property and business of any person, firm, association or corporation heretofore or hereafter engaged in any business similar to any business which the Corporation has the power to conduct, and to hold, utilize, enjoy and in any manner dispose of the whole or any part of the rights, property and business so acquired, and to assume in connection therewith any liabilities of any such person, firm, association or corporation.

          (c) To apply for, obtain, purchase or otherwise acquire, any patents, copyrights, licenses, trademarks, trade names and the like, which may be capable of being used for any of the purposes of the Corporation; and to use, exercise, develop, grant licenses in respect of, sell and otherwise turn to account, the same.

          (d) To issue and sell shares of its own capital stock and securities convertible into such capital stock in such amounts and on such terms and conditions, for such purposes and for such amount or kind of consideration (including without limitation thereto, securities) now or hereafter permitted by the laws of the State of Maryland, by the Investment Company Act of 1940 and by these Articles of Incorporation, as its Board of Directors may determine.

          (e) To purchase or otherwise acquire, hold, dispose of, resell, transfer, reissue or cancel (all without the vote or consent of the stockholders of the Corporation) shares of its capital stock in any manner and to the extent now or hereafter permitted by the laws of the State of Maryland, by the Investment Company Act of 1940 and by these Articles of Incorporation.

          (f) To conduct its business in all its branches at one or more offices in Maryland and elsewhere in any part of the world, without restriction or limit as to extent.

          (g) To exercise and enjoy, in Maryland and in any other states, territories, districts and United States dependencies and in foreign countries, all of the powers, rights and privileges granted to, or conferred upon, corporations by the Public General Laws of the State of Maryland now or hereafter in force.

          (h) In general to carry on any other business in connection with or incidental to its corporate purposes, to do everything necessary, suitable or proper for the accomplishment of such purposes or for the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, to do every other act or thing incidental or appurtenant to or growing out of or connected with its business or purposes, objects or powers, and, subject to the foregoing, to have and exercise all the powers, rights and privileges conferred upon corporations by the laws of the State of Maryland as in force from time to time.

     The foregoing objects and purposes shall, except as otherwise expressly provided, be in no way limited or restricted by reference to, or inference from, the terms of any other clause of this or any other Article of these Articles of Incorporation, and shall each be regarded as independent and construed as a power as well as an object and a purpose, and the enumeration of specific purposes, objects and powers shall not be construed to limit or restrict in any manner the meaning of general terms or the general powers of the Corporation now or hereafter conferred by the laws of Maryland, nor shall the expression of one thing be deemed to exclude another though it be of like nature, not expressed; provided, however, that the Corporation shall not have power to carry on within the State of Maryland any business whatsoever that precludes it from being classified as an ordinary business corporation under the laws of the State of Maryland; nor shall it carry on any business, or exercise any powers in any other jurisdiction except to the extent that the same may lawfully be carried on or exercised under the laws thereof.

     Incident to meeting the purposes specified above, the Corporation also shall have the power to:

          (a) Acquire (by purchase, lease or otherwise) and hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, and any interest therein;

          (b) Borrow money and, in connection with such borrowing, issue notes or other evidence of indebtedness; and

          (c) Buy, hold, sell, and otherwise deal in and with commodities, indices of commodities or securities, and foreign exchange, including the purchase and sale of futures contracts and options on futures and forward contracts related thereto, subject to any applicable provisions of law.

FIFTH: ADDRESS AND RESIDENT AGENT.

     The post office address of the principal office of the Corporation in this State is c/o The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202. The name of the resident agent of the Corporation in this State is The Corporation Trust, Incorporated, a corporation of this State, and the post office address of the resident agent is 32 South Street, Baltimore, Maryland 21202.

SIXTH: CAPITAL STOCK.

     SECTION 6.1. Authority to Issue. The total number of shares of capital stock which the Corporation shall have authority to issue is 20 billion (20,000,000,000) shares, $.001 par value per share ('Shares'), having an aggregate par value of $20,000,000. The Shares may be issued by the Board of Directors in such separate and distinct series ('Series') and classes of Series ('Classes') as the Board of Directors shall from time to time create and establish. As of the effective date of these Amended and Restated Articles of Incorporation, the authorized Shares of the Corporation are allocated to the following Series: 20 billion (20,000,000,000) Shares to the 'PaineWebber RMA Tax-Free Fund' Series.

     The Board of Directors shall have full power and authority, in its sole discretion, to create and establish Series and Classes having such preferences, rights, voting powers, terms of conversion, restrictions, limitations on dividends, qualifications, and terms and conditions of redemption as shall be fixed and determined from time to time by resolution or resolutions providing for the issuance of such Shares adopted by the Board of Directors. In the event of establishment of Classes, each Class of a Series shall represent interests in the assets of that Series and have identical voting, dividend, liquidation and other rights and the same terms and conditions as any other Class of that Series, except that expenses allocated to the Class of a Series may be borne solely by such Class as shall be determined by the Directors, and a Class of a Series may have exclusive voting rights with respect to matters affecting only that Class. Expenses related to the distribution of, and other identified expenses that should properly be allocated to, the Shares of a particular Class or Series of capital stock may be charged to and borne solely by such Class or Series, and the bearing of expenses solely by a Class or Series of capital stock may be appropriately reflected (in a manner determined by the Board of Directors) and cause differences in the net asset value attributable to, and the dividend, redemption and liquidation rights of, the shares of each Class or Series of capital stock. In addition, the Board of Directors is hereby expressly granted authority to increase or decrease the number of Shares of any Series or Class, but the number of Shares of any Series or Class shall not be decreased by the Board of Directors below the number of Shares thereof then outstanding.

     The Board of Directors of the Corporation is authorized from time to time to classify or to reclassify, as the case may be, any unissued Shares of the Corporation in separate Series or Classes. Except as otherwise provided in these Articles of Incorporation, the shares of said Series or Classes of stock shall have such preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as shall be fixed and determined from time to time by the Board of Directors. The Corporation may hold as treasury shares, reissue for such consideration and on such terms as the Board of Directors may determine, or cancel, at its discretion from time to time, any Shares reacquired by the Corporation. No holder of any of the Shares shall be entitled as of right to subscribe for, purchase, or otherwise acquire any Shares of the Corporation which the Corporation proposes to issue or reissue.

     The Corporation shall have authority to issue any additional Shares hereafter authorized and any Shares redeemed or repurchased by the Corporation. All Shares of any Series or Class when properly issued in accordance with these Articles of Incorporation shall be fully paid and nonassessable.

     SECTION 6.2. Redemption by Stockholders. Each holder of Shares shall have the right at such times as may be permitted by the Corporation to require the Corporation to redeem all or any part of his or her Shares at a redemption price per Share based on the net asset value per Share at such time as the Board of Directors shall have prescribed by resolution. In the absence of such resolution, the redemption price per Share shall be the net asset value next determined (in accordance with Section 6.4) after receipt by the Corporation of a request for redemption in proper form less such charges as are determined by the Board of Directors and described in the Corporation's Registration Statement under the Securities Act of 1933. The Board of Directors may specify conditions, prices, and places of redemption, and may specify binding requirements for the proper form or forms of requests for redemption. Payment of the redemption price may be wholly or partly in securities or other assets at the value of such securities or assets used in such determination of net asset value, or may be in cash. Notwithstanding the foregoing, the Board of Directors may postpone payment of the redemption price and may suspend the right of the holders of Shares to require the Corporation to redeem Shares during any period or at any time when and to the extent permissible under the Investment Company Act of 1940.

     SECTION 6.3. Redemption by the Corporation. The Board of Directors may cause the Corporation to redeem at current net asset value all Shares owned or held by any one stockholder having an aggregate current net asset value of less than five hundred dollars ($500). No such redemption shall be effected unless the Corporation has given the stockholder at least sixty (60) days' notice of its intention to redeem the Shares and an opportunity to purchase a sufficient number of additional Shares to bring the aggregate current net asset value of his or her Shares to five hundred dollars ($500). Upon redemption of Shares pursuant to this Section, the Corporation shall promptly cause payment of the full redemption price to be made to the holder of Shares so redeemed.

     SECTION 6.4. Net Asset Value per Share. The net asset value of each Share of the Corporation, or each Series or Class, shall be the quotient obtained by dividing the value of the net assets of the Corporation, or if applicable of the Series (being the value of the assets of the Corporation or of the particular Series less its actual and accrued liabilities exclusive of capital stock and surplus), by the total number of outstanding Shares of the Corporation, or of the Series or Class. Such determination may be made on a Series-by-Series basis or made or adjusted on a Class-by-Class basis, as appropriate and shall include any expenses allocated to a specific Series or Class thereof. The Board of Directors shall have the power and duty to determine from time to time the net asset value per Share at such times and by such methods as it shall determine, subject to any restrictions or requirements under the Investment Company Act of 1940 and the rules, regulations and interpretations thereof promulgated or issued by the Securities and Exchange Commission or insofar as permitted by any order of the Securities and Exchange Commission applicable to the Corporation. The Board of Directors may delegate such power and duty to any one or more of the directors and officers of the Corporation, the Corporation's administrator, investment adviser, custodian or depository of the Corporation's assets, or another agent of the Corporation.

     SECTION 6.5. Establishment of Series or Class. The establishment of any Series or Class shall be effective upon the adoption of a resolution by a majority of the Directors setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series or Class. At any time that there are no Shares outstanding of any particular Series or Class previously established and designated, the Directors may by a majority vote abolish that Series or Class and the establishment and designation thereof.

     SECTION 6.6. Assets and Liabilities of Series or Class. All consideration received by the Corporation for the issuance or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form, shall be referred to as 'assets belonging to' that Series. In addition, any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series shall be allocated by the Board of Directors between and among one or more of the Series in such manner as the Board of Directors, in its sole discretion, deems fair and equitable. Each such allocation shall be conclusive and binding upon the stockholders of all Series for all purposes, and shall be referred to as assets belonging to that Series. The assets belonging to a particular Series shall be charged with the liabilities of that Series, and all expenses, costs, charges, and reserves attributable to that Series or Class thereof shall be borne by that Series or Class. Any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Board of Directors between or among any one or more of the Series or Classes in such a manner as the Board of Directors in its sole discretion deems fair and equitable. Each such allocation shall be conclusive and binding upon the stockholders of all Series or Classes for all purposes.

     SECTION 6.7 Dividends. Dividends and distributions on Shares with respect to each Series or Class may be declared and paid with such frequency and in such form and amount as the Board of Directors may from time to time determine. Dividends may be declared daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine.

     All dividends and distributions of shares of a particular Series shall be distributed pro rata to the holders of that Series in proportion to the number of Shares of that Series held by such holders at the date and time of record established for the payment of such dividends or distributions, except that such dividends and distributions shall appropriately reflect expenses allocated to a particular Class of such Series.

     The Board of Directors shall have the power, in its sole discretion, to distribute in any fiscal year as dividends (including dividends designated in whole or in part as capital gain distributions) amounts sufficient, in the opinion of the Board of Directors, to enable the Corporation, or when applicable each Series of the Corporation, to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, or any successor or comparable statute thereto, and regulations promulgated thereunder, and to avoid liability of the Corporation, or each Series of the Corporation, for federal income tax in respect of that year. The foregoing shall not limit the authority of the Board of Directors to make distributions greater than or less than the amount necessary to qualify as a regulated investment company and to avoid liability of the Corporation, or any Series of the Corporation, for such tax.

     Dividends and distributions may be paid in cash, property or Shares, or a combination thereof, as determined by the Board of Directors or pursuant to any program that the Board of Directors may have in effect at the time. Any such dividend or distribution paid in Shares will be paid at the current net asset value thereof as defined in Section 6.4.

SEVENTH:  ISSUANCE OF COMMON SHARES.

     SECTION 7.1. Issuance of New Shares. The Board of Directors is authorized to issue and sell or cause to be issued and sold from time to time (without the necessity of offering the same or any part thereof to existing stockholders) all or any portion or portions of the entire authorized but unissued Shares of the Corporation, and all or any portion or portions of the Shares of the Corporation from time to time in its treasury for cash or for any other lawful consideration or considerations and on or for any terms, conditions, or prices consistent with the provisions of law and of the Articles of Incorporation at the time in force; provided, however, that in no event shall Shares of the Corporation be issued or sold for a consideration or considerations less in amount or value than the par value of the Shares so issued or sold, and provided further that in no event shall any Shares of the Corporation be issued or sold, except as a stock dividend distributed to stockholders, for a consideration (which shall be net to the Corporation after underwriting discounts or commissions) less in amount or value than the net asset value of the Shares so issued or sold determined as of such time as the Board of Directors shall have by resolution prescribed. In the absence of such resolution, such net asset value shall be that next determined after an unconditional order in proper form to purchase such Shares is accepted, except that Shares may be sold to an underwriter at (a) the net asset value next determined after such orders are received by a dealer with whom such underwriter has a sales agreement or (b) the net asset value determined at a later time.

     SECTION 7.2. Issuance of Fractional Shares. The Corporation may issue and sell fractions of Shares having pro rata all the rights of full Shares, including, without limitation, the right to vote and to receive dividends, and wherever the words 'Share' or 'Shares' are used in these Articles or in the By-Laws they shall be deemed to include fractions of Shares, where the context does not clearly indicate that only full Shares are intended.

EIGHTH:  VOTING.

     On each matter submitted to a vote of the stockholders, each holder of a Share shall be entitled to one vote for each Share and fractional votes for fractional Shares standing in his or her name on the books of the Corporation; provided, however, that when required by the Investment Company Act of 1940 or rules thereunder, or when the Board of Directors has determined that the matter affects only the interests of one Series or Class, each holder of Shares thereof shall be entitled to votes equal to the full and fractional Shares of the Series or Class standing in his or her name on the books of the Corporation. The presence in person or by proxy of the holders of one-third of the Shares outstanding and entitled to vote shall constitute a quorum for the transaction of business at a stockholders' meeting, except that where any provision of law or of these Articles of Incorporation permit or require that holders of any Series or Class shall vote as a Series or Class, one-third of the aggregate number of Shares of that Series or Class outstanding and entitled to vote shall constitute a quorum for the transaction of business by that Series or Class.

     Notwithstanding any provision of law requiring a greater proportion than a majority of the votes of all Shares of the Corporation or of all Series or Classes (or of any Series or Class entitled to vote thereon as a separate Series or Class) to take or authorize any action, in accordance with the authority granted by Section 2-104(b)(5) of the Maryland Corporations and Associations Code, the Corporation is hereby authorized to take such action upon the concurrence of a majority of the aggregate number of Shares entitled to vote thereon (or of a majority of the aggregate number of Shares of a Series or Class entitled to vote thereon as a separate Series or Class). The right to cumulate votes in the election of directors is expressly prohibited.

NINTH:  BOARD OF DIRECTORS.

     All corporate powers and authority of the Corporation (except as otherwise provided by statute, these Articles of Incorporation, or the By-Laws of the Corporation) shall be vested in and exercised by the Board of Directors. The number of directors constituting the Board of Directors shall be such number as may from time to time be fixed in or in accordance with the By-Laws of the Corporation, provided that after stock is issued to more than one stockholder, such number shall not be less than three. Except as provided in the By-Laws, the election of directors may be conducted in any way approved at the meeting (whether of stockholders or directors) at which the election is held, provided that such election shall be by ballot whenever requested by any person entitled to vote. As of the effective date of these Amended and Restated Articles of Incorporation, the Board of Directors is comprised of ten members, and the following persons have been duly elected or appointed to serve as Directors: [to be completed prior to filing with the Maryland State Department of Assessments and Taxation].

TENTH:  CONTRACTS.

     SECTION 10.1.  Contracts in General.  The Board of Directors may in its

discretion from time to time enter into an exclusive or nonexclusive distribution contract or contracts providing for the sale of Shares whereby the Corporation may either agree to sell Shares to the other party to the contract or appoint such other party its sales agent for such shares (such other party being herein sometimes called the 'underwriter'), and in either case on such terms and conditions as may be prescribed in the By-Laws, if any, and such further terms and conditions as the Board of Directors may in its discretion determine not inconsistent with the provisions of these Articles of Incorporation, and such contract may also provide for the repurchase of Shares of the Corporation by such other party or parties as agent of the Corporation. The Board of Directors may also in its discretion from time to time enter into an investment advisory or management contract or contracts whereby the other party to such contract shall undertake to furnish such management, investment advisory, statistical and research facilities and services, upon such terms and conditions, as the Board of Directors may in its discretion determine.

     SECTION 10.2. Parties to Contracts. Any contract of the character described in Section 10.1 or for services as administrator, custodian, transfer agent or disbursing agent or related services may be entered into with any corporation, firm, trust or association, although any one or more of the directors or officers of the Corporation may be an officer, director, trustee, stockholder or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Corporation under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article TENTH. The same person (including a firm, corporation, trust, or association) may be the other party to contracts entered into pursuant to Section 10.1 above, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 10.2.

ELEVENTH:  LIABILITY OF DIRECTORS AND OFFICERS.

     SECTION 11.1. Liability. To the maximum extent permitted by applicable law (including Maryland law and the Investment Company Act of 1940) as currently in effect or as may hereafter be amended, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

     SECTION 11.2. Indemnification. To the maximum extent permitted by applicable law (including Maryland law and the Investment Company Act of 1940) currently in effect or as may hereafter be amended, the Corporation shall indemnify and advance expenses as provided in the By-Laws to its present and past directors, officers, employees and agents, and persons who are serving or have served at the request of the Corporation as a director, officer, employee or agent in similar capacities for other entities.

     SECTION 11.3. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability.

     SECTION 11.4. Modification. Any repeal or modification of this Article ELEVENTH by the stockholders of the Corporation, or adoption or modification of any other provision of the Articles of Incorporation or By-Laws inconsistent with this Article ELEVENTH, shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any director or officer of the Corporation or indemnification available to any person covered by these provisions with respect to any act or omission which occurred prior to such repeal, modification or adoption.

TWELFTH:  AMENDMENT.

     SECTION 12.1. Articles of Incorporation. The Corporation reserves the right from time to time to make any amendment of these Articles of Incorporation, now or hereafter authorized by law, including any amendment which alters contract rights, as expressly set forth in these Articles of Incorporation, of any outstanding Shares. Any amendment to these Articles of Incorporation may be adopted at a meeting of the stockholders upon receiving an affirmative vote of majority of all votes entitled to be cast thereon or may be amended by the board of directors to the extent permitted by laws of the State of Maryland.

     SECTION 12.2. By-Laws. Except as may otherwise be provided in the By-Laws, the Board of Directors of the Corporation is expressly authorized to make, alter, amend and repeal By-Laws or to adopt new By-Laws of the Corporation, without any action on the part of the stockholders; but the By-Laws made by the Board of Directors and the power so conferred may be altered or repealed by the stockholders.

                                                                       EXHIBIT O

           PAINEWEBBER/KIDDER, PEABODY MUNICIPAL MONEY MARKET SERIES
                   AMENDED AND RESTATED DECLARATION OF TRUST
                             DATED: APRIL __, 1996

     The undersigned Trustees of the Trust, which was organized pursuant to an Agreement and Declaration of Trust made at Boston, Massachusetts on the 14th day of September, 1990, by Gilbert R. Ott, Jr., David A. Hartman and David M. Elwood and the holders of shares of beneficial interest to be issued thereunder, hereby amend and restate the Agreement and Declaration of Trust as follows.

                              W I T N E S S E T H:

     WHEREAS, the Trustees have agreed to manage all property coming into their hands as trustees of a Massachusetts business trust in accordance with the provisions hereinafter set forth.

     NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities and other assets, which they may from time to time acquire in any manner as Trustees hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the pro rata benefit of the holders from time to time of Shares, whether or not certificated, in this Trust as hereinafter set forth.

                                   ARTICLE I
                              NAME AND DEFINITIONS

     SECTION 1. Name. This Trust shall be known as 'PaineWebber/Kidder, Peabody Municipal Money Market Series.'

     SECTION 2. Definitions. Whenever used herein, unless otherwise required by the context or specifically provided:

          (a) The term 'Commission' shall have the meaning provided in the 1940 Act;

          (b) The 'Trust' refers to the Massachusetts business trust established by this Agreement and Declaration of Trust, as amended from time to time;

          (c) 'Shareholder' means a record owner of Shares of the Trust;

          (d) 'Shares' means the equal proportionate transferable units of interest into which the beneficial interest in the Trust shall be divided from time to time or, if more than one series or class of Shares is authorized by the Trustees, the equal proportionate transferable units into which each series or class of Shares shall be divided from time to time, and includes a fraction of a Share as well as a whole Share. All references to Shares in this Declaration of Trust shall be deemed to be Shares of any or all series or classes as the context may require;

          (e) The '1940 Act' refers to the Investment Company Act of 1940, and the Rules and Regulations thereunder, all as amended from time to time;

          (f) The term 'Manager' is defined in Article IV, Section 6;

          (g) The term 'Person' shall mean an individual or any corporation, partnership, joint venture, trust or other enterprise;

          (h) 'Trust Property' or 'Trust Estate' means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees;

          (i) 'Trustees' shall mean the signatories to this Declaration of Trust, so long as they shall continue in office in accordance with the terms hereof, and all other persons who have been duly elected or appointed and have qualified as trustees in accordance with the provisions hereof and are then in office, and reference in this Declaration of Trust to a Trustee or Trustees shall refer to such person or persons in their capacity as trustees hereunder; and

          (j) The term 'class' or 'class of Shares' refers to the division of Shares representing any series into two or more classes as provided in
     Article III, Section 1 hereof.

                                   ARTICLE II
                               PURPOSES OF TRUST

     SECTION 1. Purposes. This Trust is formed for the following purpose or purposes:

          (a) to conduct, operate and carry on the business of an investment company;

          (b) to subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, transfer, lend, write options on, exchange, distribute or otherwise dispose of and deal in and with securities of every nature, kind, character, type and form, including, without limitation of the generality of the foregoing, all types of stocks, shares, futures contracts, bonds, debentures, notes, bills and other negotiable or non-negotiable instruments, obligations, evidences of interest, certificates of interest, certificates of participation, certificates, interests, evidences of ownership, guarantees, warrants, options or evidences of indebtedness issued or created by or guaranteed as to principal and interest by any state or local government or any agency or instrumentality thereof, by the United States Government or any agency, instrumentality, territory, district or possession thereof, by any foreign government or any agency, instrumentality, territory, district or possession thereof, by any corporation organized under the laws of any state, the United States or any territory or possession thereof or under the laws of any foreign country, bank certificates of deposit, bank time deposits, bankers' acceptances and commercial paper; to pay for the same in cash or by the issue of stock, including treasury stock, bonds or notes of the Trust or otherwise; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more persons, firms, associations or corporations to exercise any of said rights, powers and privileges in respect of any said instruments;

          (c) to borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security the assets of the Trust;

          (d) to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in, Shares including Shares in fractional denominations, and to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares of any funds or other assets of the appropriate series or class of Shares, whether capital or surplus or otherwise, to the full extent now or hereafter permitted by the laws of The Commonwealth of Massachusetts;

          (e) to conduct its business, promote its purposes, and carry on its operations in any and all of its branches and maintain offices both within and without The Commonwealth of Massachusetts, in any and all States of the United States of America, in the District of Columbia, and in any other parts of the world; and

          (f) to do all and everything necessary, suitable, convenient, or proper for the conduct, promotion, and attainment of any of the businesses and purposes herein specified or which at any time may be incidental thereto or may appear conducive to or expedient for the accomplishment of any of such businesses and purposes and which might be engaged in or carried on by a Trust organized under the Massachusetts General Laws, and to have and exercise all of the powers conferred by the laws of The Commonwealth of Massachusetts upon a Massachusetts business trust.

     The foregoing provisions of this Article II shall be construed both as purposes and powers and each as an independent purpose and power.

     SECTION 2.  Pennsylvania Series. Notwithstanding the provisions of this
Article II, the Pennsylvania Series of the Trust will invest in securities for income earnings rather than trading for profit. The Pennsylvania Series, however, will be permitted to sell securities held in its portfolio and, as a result, may realize capital gain or loss.

                                  ARTICLE III
                              BENEFICIAL INTEREST

     SECTION 1. Shares of Beneficial Interest. The Shares of the Trust shall be divided into transferable Shares of beneficial interest and issued in one or more series as the Trustees may, without Shareholder approval, authorize. Each series shall be preferred over all other series in respect of the assets allocated to that series. The beneficial interest in each series at all times shall be divided into Shares, with or without par value as the Trustees may from time to time determine, each of which shall represent an equal proportionate interest in the series with each other Share of the same series, none having priority or preference over another. The Trustees may, without Shareholder Approval, divide Shares of any series into two or more classes, Shares of each class having such preferences and special or relative rights and privileges (including conversion rights, if any) as the Trustees may determine. The number of Shares authorized shall be unlimited, and the Shares so authorized may be represented in part by fractional shares. All Shares issued hereunder, including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable by the Trust. From time to time, the Trustees may divide or combine the Shares of any series or class into a greater or lesser number without thereby changing the proportionate beneficial interests in the series or class.

     SECTION 2. Rights of Shareholders. The ownership of the Trust Property and the property of each series of the Trust of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights specifically set forth in this Declaration of Trust. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any series or class of Shares.

     SECTION 3. Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust with transferable shares. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

     SECTION 4. Issuance of Shares. The Trustees in their discretion may, from time to time without vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection, with the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares and Shares held in the treasury. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1,000ths of a Share or integral multiples thereof.

     SECTION 5. Register of Shares. A register shall be kept at the principal office of the Trust or an office of the transfer agent which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as herein or in the By-Laws provided, until he has given his address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of share certificates and promulgate appropriate rules and regulations as to their use.

     SECTION 6. Transfer of Shares. Except as otherwise provided by the Trustees, Shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the Trustees or the Transfer Agent of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

     Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or the transfer agent, but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any transfer agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

     SECTION 7. Treasury Shares. Shares held in the treasury shall not confer, until reissued pursuant to Section 4 hereof, any voting rights on the Trustees, nor shall such Shares be entitled to any dividends or other distributions declared with respect to the Shares.

     SECTION 8. Series or Class Designation. The Trustees, in their discretion, may authorize the division of Shares into two or more series and/or two or more classes, and the different series or classes shall be established and designated, and the variations in the relative rights and preferences as between the different series and classes shall be fixed and determined, by the Trustees; provided, that all Shares shall be identical except that there may be variations so fixed and determined between different series or classes as to investment objective, purchase price, allocation of expenses, right of redemption, special and relative rights as to dividends and on liquidation, conversion rights, and conditions under which the several series or classes shall have separate voting rights.


     If the Trustees shall divide the Shares of the Trust into two or more series or classes, the following provisions shall be applicable:

          (a) All provisions herein relating to the Trust shall apply equally to each series and class of the Trust except as the context requires otherwise.

          (b) The number of authorized Shares and the number of Shares of each series and class that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any series or class into one or more series or classes that may be established and designated from time to time. The Trustees may hold as treasury Shares (of the same or some other series or class), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any series or class reacquired by the Trust at their discretion from time to time.

          (c) All consideration received by the Trust for the issue or sale of Shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors of such series and except as may otherwise be required by applicable laws, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all series for all purposes.

          (d) The assets belonging to each particular series shall be charged with the liabilities of the Trust in respect of that series or the appropriate class or classes thereof and all expenses, costs, charges and reserves attributable to that series or class or classes thereof, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular series or class or classes thereof shall be allocated and charged by the Trustees to and among any one or more of the series or class or classes thereof established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all series and classes for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items are capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders. The assets of a particular series of the Trust shall, under no circumstances, be charged with liabilities attributable to any other series of the Trust. All persons extending credit to, or contracting with or having any claim against a particular series of the Trust shall look only to the assets of that particular series for payment of such credit, contract or claim. No Shareholder or former Shareholder of any series shall have any claim on or right to any assets allocated or belonging to any other series.

          (e) Each Share of a series of the Trust shall represent a beneficial interest in the net assets of such series. Each holder of Shares of a series or class shall be entitled to receive his pro rata share of distributions of income and capital gains made with respect to such series or class. Upon redemption of his Shares or indemnification for liabilities incurred by reason of his being or having been a Shareholder of a series or class, such Shareholder shall be paid solely out of the funds and property of such series or class of the Trust. Upon liquidation or termination of a series or class of the Trust, Shareholders of such series or class shall be entitled to receive a pro rata share of the net assets of such series or class. A Shareholder of a particular series or class of the Trust shall not be entitled to participate in a derivative or class action on behalf of any other series or class or the Shareholders of any other series or class of the Trust.

          (f) The establishment and designation of any additional series or classes of Shares shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such series or class, or as otherwise provided in such instrument. The Trustees may by an instrument executed by a majority of their number abolish any series or class and the establishment and designation thereof. Except as otherwise provided in this Article III, the Trustees shall have the power to determine the designations, preferences, privileges, limitations and rights, of each class and series of Shares. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration of Trust.

     SECTION 9. Assent to Declaration of Trust. Every Shareholder, by virtue of having become a shareholder, shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto.

                                   ARTICLE IV
                                    TRUSTEES

     SECTION 1. Election. A Trustee may be elected either by the Trustees or the Shareholders. The Trustees named herein shall serve until the first meeting of the Shareholders or until the election and qualification of their successors. Prior to the first meeting of Shareholders the initial Trustees hereunder may elect additional Trustees to serve until such meeting and until their successors are elected and qualified. The Trustees also at any time may elect Trustees to fill vacancies in the number of Trustees. The number of Trustees shall be fixed from time to time by the Trustees and, at or after the commencement of the business of the Trust, shall be not less than three. Each Trustee, whether named above or hereafter becoming a Trustee, shall serve as a Trustee during the lifetime of this Trust, until such Trustee dies, resigns, retires, or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and the election and qualification of his successor. Subject to Section 16(a) of the 1940 Act, the Trustees may elect their own successors and, pursuant to this Section, may appoint Trustees to fill vacancies.

     SECTION 2. Powers. The Trustees shall have all powers necessary or desirable to carry out the purposes of the Trust, including, without limitation, the powers referred to in Article II hereof. Without limiting the generality of the foregoing, the Trustees may adopt By-Laws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and may amend and repeal them to the extent that they do not reserve that right to the Shareholders; they may fill vacancies in their number, including vacancies resulting from increases in their own number, and may elect and remove such officers and employ, appoint and terminate such employees or agents as they consider appropriate; they may appoint from their own number and terminate any one or more committees; they may employ one or more custodians of the assets of the Trust and may authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities, retain a transfer agent and a Shareholder servicing agent, or both, provide for the distribution of Shares through a principal underwriter or otherwise, set record dates, and in general delegate such authority as they consider desirable (including, without limitation, the authority to purchase and sell securities and to invest funds, to determine the net income of the Trust for any period, the value of the total assets of the Trust and the net asset value of each Share, and to execute such deeds, agreements or other instruments either in the name of the Trust or the names of the Trustees or as their attorney or attorneys or otherwise as the Trustees from time to time may deem expedient) to any officer of the Trust, committee of the Trustees, any such employee, agent, custodian or underwriter or to any Manager.

     Without limiting the generality of the foregoing, the Trustees shall have full power and authority:

          (a) To invest and reinvest cash and to hold cash uninvested;

          (b) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property, and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

          (c) To hold any security or property in a form not indicating any trust whether in bearer, unregistered or other negotiable form or in the name of the Trust or a custodian, subcustodian or other depository or a nominee or nominees or otherwise;

          (d) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust;

          (e) To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

          (f) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including, but not limited to, claims for taxes;

          (g) To allocate assets, liabilities and expenses of the Trust to a particular series of Shares or to apportion the same among two or more series, provided that any liabilities or expenses incurred by a particular series of Shares shall be payable solely out of the assets of that series and to the extent necessary to give effect to the preferences and special or relative rights and privileges of any classes of Shares, to allocate assets, liabilities, income and expenses of a series to a particular class of Shares of that series or to apportion the same among two or more classes of Shares of that series;

          (h) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

          (i) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers or Managers, principal underwriters, or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Shareholder, Trustee, officer, employee, agent, investment adviser or Manager, principal underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability; and

          (j) To pay pensions for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust.

     Further, without limiting the generality of the foregoing, the Trustees shall have full power and authority to incur and pay out of the principal or income of the Trust such expenses and liabilities as may be deemed by the Trustees to be necessary or proper for the purposes of the Trust; provided, however, that all expenses and liabilities incurred or arising in connection with a particular series of Shares, as determined by the Trustees, shall be payable solely out of the assets of that series.

     Any determination made in good faith and, so far as accounting matters are involved, in accordance with generally accepted accounting principles by or pursuant to the authority granted by the Trustees, as to the amount of the assets, debts, obligations or liabilities of the Trust; the amount of any reserves or charges set up and the propriety thereof; the time of or purpose for creating such reserves or charges; the use, alteration or cancellation of any reserves or charges (whether or not any debt, obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged or shall be then or thereafter required to be paid or discharged); the price or closing bid or asked price of any investment owned or held by the Trust; the market value of any investment or fair value of any other asset of the Trust; the number of Shares outstanding; the estimated expense to the Trust in connection with purchases of its Shares; the ability to liquidate investments in an orderly fashion; the extent to which it is practicable to deliver a cross-section of the portfolio of the Trust in payment for any such Shares, or as to any other matters relating to the issue, sale, purchase and/or other acquisition or disposition of investments or Shares of the Trust, shall be final and conclusive, and shall be binding upon the Trust and its Shareholders, past, present and future, and Shares are issued and sold on the condition and understanding that any and all such determinations shall be binding as aforesaid.

     SECTION 3. Pennsylvania Series. Notwithstanding the provisions of Article IV, Section 2, the Pennsylvania Series of the Trust may only vary its separate portfolio investments to:

          (a) eliminate unsafe investments and investments not consistent with the preservation of capital or the tax status of the investments of the Pennsylvania Series;

          (b) honor redemption orders, meet anticipated redemption requirements and negate gains from discount purchases;

          (c) reinvest the earnings from securities in like securities; or

          (d) defray normal administrative expenses.

     SECTION 4. Meetings. At any meeting of the Trustees, a majority of the Trustees then in office shall constitute a quorum. Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

     When a quorum is present at any meeting, a majority of the Trustees present may take any action, except when a larger vote is required by this Declaration of Trust, the By-Laws or the 1940 Act.

     Any action required or permitted to be taken at any meeting of the Trustees or of any committee thereof may be taken without a meeting, if a written consent to such action is signed by a majority of the Trustees or members of any such committee then in office, as the case may be, and such written consent is filed with the minutes of proceedings of the Trustees or any such committee.

     The Trustees or any committee designated by the Trustees may participate in a meeting of the Trustees or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

     SECTION 5. Ownership of Assets of the Trust. Title to all of the assets of each series of Shares of the Trust at all times shall be considered as vested in the Trustees.

     SECTION 6. Investment Advice and Management Services. The Trustees shall not in any way be bound or limited by any present or future law or custom in regard to investments by trustees. The Trustees from time to time may enter into a written contract or contracts with any person or persons (herein called the 'Manager'), including any firm, corporation, trust or association in which any Trustee or Shareholder may be interested, to act as investment advisers and/or managers of the Trust and to provide such investment advice and/or management as the Trustees from time to time may consider necessary for the proper management of the assets of the Trust, including, without limitation, authority to determine from time to time what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust's investments. Any such contract shall be subject to the requirements of the 1940 Act with respect to its continuance in effect, its termination and the method of authorization and approval of such contract, or any amendment thereto or renewal thereof.

     Any Trustee or any organization with which any Trustee may be associated also may act as broker for the Trust in making purchases and sales of securities for or to the Trust for its investment portfolio, and may charge and receive from the Trust the usual and customary commission for such service. Any organization with which a Trustee may be associated in acting as broker for the Trust shall be responsible only for the proper execution of transactions in accordance with the instructions of the Trust and shall be subject to no further liability of any sort whatever.

     The Manager, or any affiliate thereof, also may be a distributor for the sale of Shares by separate contract or may be a person controlled by or affiliated with any Trustee or any distributor or a person in which any Trustee or any distributor is interested financially, subject only to applicable provisions of law. Nothing herein contained shall operate to prevent any Manager, who also acts as such a distributor, from also receiving compensation for services rendered as such distributor.


     SECTION 7. Removal and Resignation of Trustees. The Trustees or the Shareholders (by vote of 66-2/3% of the outstanding Shares entitled to vote thereon) may remove at any time any Trustee with or without cause, and any Trustee may resign at any time as Trustee, without penalty by written notice to the Trust.

     SECTION 8. Compensation. The Trustees shall be entitled to reasonable compensation from the Trust and may fix the amount of their compensation.

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                                   ARTICLE V
                    SHAREHOLDERS' VOTING POWERS AND MEETINGS

     SECTION 1.  Voting Powers. The Shareholders shall have power to vote only
(i) for the election of Trustees as provided in Article IV, Section 1, of this Declaration of Trust; provided, however, that no meeting of Shareholders is required to be called for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the Shareholders, (ii) for the removal of Trustees as provided in Article IV,
Section 7, (iii) with respect to any Manager as provided in Article IV, Section 6, (iv) with respect to any amendment of this Declaration of Trust as provided in Article VIII, Section 3, (v) with respect to a consolidation, merger or certain sales of assets as provided in Article VIII, Section 4, (vi) with respect to the termination of the Trust or a series of Shares as provided in
Article VIII, Section 2, (vii) to the same extent as the stockholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, (viii) with respect to incorporation of the Trust or any series to the extent and as provided in
Article VIII, Section 5, (ix) with respect to any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act and (x) with respect to such additional matters relating to the Trust as may be required by law, by this Declaration of Trust, or the By-Laws of the Trust or any registration of the Trust with the Commission or any state, or as the Trustees may consider desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote (except that in the election of Trustees said vote may be cast for as many persons as there are Trustees to be elected), and each fractional Share shall be entitled to a proportionate fractional vote. Notwithstanding any other provision of this Declaration of Trust, on any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall be voted in the aggregate and not by individual series or class of Shares, except (i) when otherwise required by the 1940 Act, and (ii) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only Shareholders of such series or classes shall be entitled to vote thereon. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them, unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this

Declaration of Trust or any By-Laws of the Trust to be taken by Shareholders.

     SECTION 2. Meetings of Shareholders. Meetings of Shareholders may be called at any time by the President, and shall be called by the President and Secretary at the request in writing or by resolution, of a majority of Trustees, or at the written request of the holder or holders of ten percent (10%) or more of the total number of Shares then issued and outstanding of the Trust entitled to vote at such meeting. Any such request shall state the purpose of the proposed meeting.

     SECTION 3. Quorum and Required Vote. Thirty percent (30%) of the outstanding Shares shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any series or class shall vote as a series or class, then thirty percent (30%) of the aggregate number of Shares of that series or class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series or class. Any lesser number, however, shall be sufficient for adjournment, and any adjourned session or sessions may be held within 90 days after the date set for the original meeting without the necessity of further notice. Except when a larger vote is required by any provision of this Declaration of Trust or the By-Laws of the Trust and subject to any applicable requirements of law, a majority of the Shares voted shall decide any question and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any series or class shall vote as a series or class, then a majority of the Shares of that series or class voted on the matter (or a plurality with respect to the election of a Trustee) shall decide that matter insofar as that series or class is concerned.

     SECTION 4. Action by Written Consent. Any action required or permitted to be taken at any meeting may be taken without a meeting if a consent in writing, setting forth such action, is signed by all the Shareholders entitled to vote on the subject matter thereof and such consent is filed with the records of the Trust.

     SECTION 5. Additional Provisions. The By-Laws may include further provisions for Shareholders' votes and meetings and related matters.

                                   ARTICLE VI
                         DISTRIBUTIONS AND REDEMPTIONS

     SECTION 1. Distributions. The Trustees shall distribute periodically to the Shareholders of each series of Shares an amount approximately equal to the net income of that series, determined by the Trustees or as they may authorize and as herein provided. Distributions of income may be made in one or more payments, which shall be in Shares, cash or otherwise, and on a date or dates and as of a record date or dates determined by the Trustees. At any time and from time to time in their discretion, the Trustees also may cause to be distributed to the Shareholders of any one or more series as of a record date or dates determined by the Trustees, in Shares, cash or otherwise, all or part of any gains realized on the sale or disposition of the assets of the series or all or part of any other principal of the Trust attributable to the series. Each distribution pursuant to this Section 1 shall be made ratably according to the number of Shares of the series held by the several Shareholders on the record date for such distribution, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of Shares of that series, and any distribution to Shareholders of a particular class of Shares shall be made to such Shareholders pro rata in proportion to the number of Shares of such class held by each of them. No distribution need be made on Shares purchased pursuant to orders received, or for which payment is made, after such time or times as the Trustees may determine.

     SECTION 2. Determination of Net Income. In determining the net income of each series or class of Shares for any period, there shall be deducted from income for that period (a) such portion of all charges, taxes, expenses and liabilities due or accrued as the Trustees shall consider properly chargeable and fairly applicable to income for that period or any earlier period and (b) whatever reasonable reserves the Trustees shall consider advisable for possible future charges, taxes, expenses and liabilities which the Trustees shall consider properly chargeable and fairly applicable to income for that period or any earlier period. The net income of each series or class for any period may be adjusted for amounts included on account of net income in the net asset value of Shares issued or redeemed or repurchased during that period. In determining the net income of a series or class for a period ending on a date other than the end of its fiscal year, income may be estimated as the Trustees shall deem fair. Gains on the sale or disposition of assets shall not be treated as income, and losses shall not be charged against income unless appropriate under applicable accounting principles, except in the exercise of the discretionary powers of the Trustees. Any amount contributed to the Trust which is received as income pursuant to a decree of any court of competent jurisdiction shall be applied as required by the said decree.

     SECTION 3. Redemptions. Any Shareholder shall be entitled to require the Trust to redeem and the Trust shall be obligated to redeem at the option of such Shareholder all or any part of the Shares owned by said Shareholder, at the redemption price, pursuant to the method, upon the terms and subject to the conditions hereinafter set forth:

          (a) Certificates for Shares, if issued, shall be presented for redemption in proper form for transfer to the Trust or the agent of the Trust appointed for such purpose, and these shall be presented with a written request that the Trust redeem all or any part of the Shares represented thereby.

          (b) The redemption price per Share shall be the net asset value per Share when next determined by the Trust at such time or times as the Trustees shall designate, following the time of presentation of certificates for Shares, if issued, and an appropriate request for redemption, or such other time as the Trustees may designate in accordance with any provision of the 1940 Act, or any rule or regulation made or adopted by any securities association registered under the Securities Exchange Act of 1934, as determined by the Trustees.


          (c) Net asset value of each series or class of Shares (for the purpose of issuance of Shares as well as redemptions thereof) shall be determined by dividing:

             (i) the total value of the assets of such series or class determined as provided in paragraph (d) below less, to the extent determined by or pursuant to the direction of the Trustees in accordance with generally accepted accounting principles, all debts, obligations and liabilities of such series or class (which debts, obligations and liabilities shall include, without limitation of the generality of the foregoing, any and all debts, obligations, liabilities, or claims, of any and every kind and nature, fixed, accrued and otherwise, including the estimated accrued expenses of management and supervision, administration and distribution and any reserves or charges for any or all of the foregoing, whether for taxes, expenses, or otherwise, and the price of Shares redeemed but not paid for) but excluding the Trust's liability upon its Shares and its surplus, by

             (ii) the total number of Shares of such series or class outstanding.

     The Trustees are empowered, in their absolute discretion, to establish other methods for determining such net asset value whenever such other methods are deemed by them to be necessary to enable the Trust to comply with, or are deemed by them to be desirable, provided they are not inconsistent with any provision of the 1940 Act.

          (d) In determining for the purposes of this Declaration of Trust the total value of the assets of each series of Shares at any time, investments and any other assets of such series shall be valued in such manner as may be determined from time to time by or pursuant to the order of the Trustees.

          (e) Payment of the redemption price by the Trust may be made either in cash or in securities or other assets at the time owned by the Trust or partly in cash and partly in securities or other assets at the time owned by the Trust. The value of any part of such payment to be made in securities or other assets of the Trust shall be the value employed in determining the redemption price. Payment of the redemption price shall be made on or before the seventh day following the day on which the Shares are properly presented for redemption hereunder, except that delivery of any securities included in any such payment shall be made as promptly as any necessary transfers on the books of the issuers whose securities are to be delivered may be made and except as postponement of the date of payment may be permissible under the 1940 Act.

     Pursuant to resolution of the Trustees, the Trust may deduct from the payment made for any Shares redeemed a liquidating charge not in excess of five percent (5%) of the redemption price of the Shares so redeemed, and the Trustees may alter or suspend any such liquidating charge from time to time.


          (f) The right of any holder of Shares redeemed by the Trust as provided in this Article VI to receive dividends or distributions thereon and all other rights of such Shareholder with respect to such Shares shall terminate at the time as of which the redemption price of such Shares is determined, except the right of such Shareholder to receive (i) the redemption price of such Shares from the Trust in accordance with the provisions hereof, and (ii) any dividend or distribution to which such Shareholder previously had become entitled as the record holder of such Shares on the record date for such dividend or distribution.

          (g) Redemption of Shares by the Trust is conditional upon the Trust having funds or other assets legally available therefor.

          (h) The Trust, either directly or through an agent, may repurchase its Shares, out of funds legally available therefor, upon such terms and conditions and for such consideration as the Trustees shall deem advisable, by agreement with the owner at a price not exceeding the net asset value per Share as determined by or pursuant to the order of the Trustees at such time or times as the Trustees shall designate, less a charge not to exceed five percent (5%) of such net asset value, if and as fixed by resolution of the Trustees from time to time, and to take all other steps deemed necessary or advisable in connection therewith.

          (i) Shares purchased or redeemed by the Trust shall be cancelled or held by the Trust for reissue, as the Trustees from time to time may determine.

          (j) The obligations set forth in this Article VI may be suspended or postponed, (1) for any period (i) during which the New York Stock Exchange is closed other than for customary weekend and holiday closings, or (ii) during which trading on the New York Stock Exchange is restricted, (2) for any period during which an emergency exists as a result of which (i) the disposal by the Trust of investments owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Trust fairly to determine the value of its net assets, or (3) for such other periods as the Commission or any successor governmental authority by order may permit.

     Notwithstanding any other provision of this Section 3 of Article VI, if certificates representing such Shares have been issued, the redemption or repurchase price need not be paid by the Trust until such certificates are presented in proper form for transfer to the Trust or the agent of the Trust appointed for such purpose; however, the redemption or repurchase shall be effective, in accordance with the resolution of the Trustees, regardless of whether or not such presentation has been made.

     SECTION 4. Redemptions at the Option of the Trust. The Trust shall have the right at its option and at any time to redeem Shares of any Shareholder at the net asset value thereof as determined in accordance with Section 3 of
Article VI of this Declaration of Trust: (i) if at such time such Shareholder owns fewer Shares than, or Shares having an aggregate net asset value of less than, an amount determined from time to time by the Trustees; or (ii) to the extent that such Shareholder owns Shares of a particular series or class of Shares equal to or in excess of a percentage of the outstanding Shares of that series or class determined from time to time by the Trustees; or (iii) to the extent that such Shareholder owns Shares of the Trust representing a percentage equal to or in excess of such percentage of the aggregate number of outstanding Shares of the Trust or the aggregate net asset value of the Trust determined from time to time by the Trustees.

     SECTION 5. Dividends, Distributions, Redemptions and Repurchases. No dividend or distribution (including, without limitation, any distribution paid upon termination of the Trust or of any series or class) with respect to, nor any redemption or repurchase of, the Shares of any series or class shall be effected by the Trust other than from the assets of such series (or the series of which such class is a part).

                                  ARTICLE VII
          LIMITATION OF LIABILITY OF SHAREHOLDERS, TRUSTEES AND OTHERS

     SECTION 1. No Personal Liability of Shareholders, Trustees, Etc. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the one or more series of which the Shareholder who is entitled to indemnification or reimbursement was a Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Article VII, Section 1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

     Every note, bond, contract, instrument, certificate, share, or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the

Trust shall be deemed conclusively to have been executed or done only in their or his capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

     SECTION 2. Limitation of Liability of Trustees, Etc. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     SECTION 3.  Indemnification.

          (a) The Trustees shall provide for indemnification by the Trust of every person who is, or has been, a Trustee or officer or employee of the Trust against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof, in such manner not otherwise prohibited or limited by law as the Trustees may provide from time to time in the By-Laws.

          (b) The words 'claim,' 'action,' 'suit,' or 'proceeding' shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words 'liability' and 'expenses' shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     SECTION 4. No Bond Required of Trustees. No Trustee shall be obligated to give any bond or other security for the performance of any of his duties hereunder.

     SECTION 5. No Duty of Investigation; Notice in Trust Instruments, Etc. No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration of Trust or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees may recite that the same is executed or made by them not individually, but as Trustees under this Declaration of Trust, and that the obligations of the Trust under any such instrument are not binding upon any of the Trustees or Shareholders individually, but bind only the Trust Estate, and may contain any further recital which they or he may deem appropriate, but the omission of such recital shall not operate to bind the Trustees individually. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment deem advisable.

     SECTION 6. Reliance on Experts, Etc. Each Trustee and officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by the Manager, the Distributor, transfer agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert also may be a Trustee.

     SECTION 7. Merged Corporations. For the purposes of this Article VII references to 'the Trust' include any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents as well as the resulting or surviving entity; so that any person who is or was a director, officer, employee or agent of such a constituent corporation or is or was serving at the request of such a constituent corporation as a trustee, director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this
Article VII with respect to the resulting or surviving entity as he would have with respect to such a constituent corporation if its separate existence had continued.

                                  ARTICLE VIII

     SECTION 1. Duration. The Trust shall continue without limitation of time but subject to the provisions of this Article VIII.

     SECTION 2. Termination of Trust. (a) The Trust or any series or class of the Trust may be terminated by an instrument in writing signed by a majority of the Trustees, or by the affirmative vote of the holders of a majority of the Shares of the Trust, series or class outstanding and entitled to vote, at any meeting of Shareholders. Upon the termination of the Trust or any series or class thereof,

             (i) the Trust, series or class shall carry on no business except for the purpose of winding up its affairs;

             (ii) the Trustees shall proceed to wind up the affairs of the Trust, series or class and all of the powers of the Trustees under this Declaration of Trust shall continue until the affairs of the Trust, series or class shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, series or class, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or property of the series or class to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; and

             (iii) after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property or property of the series or class, in cash or in kind or partly each, among the Shareholders of the Trust, series or class according to their respective rights.

          (b) After termination of the Trust or any series or class thereof and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders of the Trust, series or class shall thereupon cease.

     SECTION 3. Amendment Procedure. (a) This Declaration of Trust may be amended by a vote of the holders of a majority of the Shares outstanding and entitled to vote. Amendments shall be effective upon the taking of action as provided in this section or at such later time as shall be specified in the applicable vote or instrument. The Trustees may also amend this Declaration of Trust without the vote or consent of Shareholders if they deem it necessary to conform this Declaration of Trust to the requirements of applicable federal or state laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code of 1986, as amended (including those provisions of such Code relating to the retention of the exemption from federal income tax with respect to dividends paid by the Trust out of interest income received on Municipal Obligations), but the Trustees shall not be liable for failing so to do. The Trustees also may amend this Declaration of Trust without the vote or consent of Shareholders if they deem it necessary or desirable to change the name of the Trust or to make any other changes in the Declaration of Trust which do not materially adversely affect the rights of Shareholders hereunder.

          (b) No amendment may be made under this Section 3 which would change any rights with respect to any Shares of the Trust, series or class by reducing the amount payable thereon upon liquidation of the Trust, series or class or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares of the Trust, Series or class outstanding and entitled to vote. Nothing contained in this Declaration of Trust shall permit the amendment of this Declaration of Trust to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

          (c) A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders or by the Trustees as aforesaid or a copy of the Declaration of Trust, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

     SECTION 4. Merger, Consolidation and Sale of Assets. The Trust or any series thereof may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property or the property of any series, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders of the Trust or series called for the purpose by the affirmative vote of the holders of a majority of the Shares of the Trust or series.

     SECTION 5. Incorporation. With the approval of the holders of a majority of the Shares of the Trust or any series outstanding and entitled to vote, the Trustees may cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, association or other organization to take over all of the Trust Property or the property of any series or to carry on any business in which the Trust or the series shall directly or indirectly have any interest, and to sell, convey and transfer the Trust Property or the property of any series to any such corporation, trust, association or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization, or any corporation, partnership, trust, association or organization in which the Trust or the series holds or is about to acquire shares or any other interest. The Trustees also may cause a merger or consolidation between the Trust or any series or any successor thereto and any such corporation, trust, partnership, association or other organization if and to the extent permitted by law, as provided under the law then in effect. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organization or entities.

                                   ARTICLE IX
                            OTHER GENERAL PROVISIONS

     SECTION 1. Liability of Third Persons Dealing with Trustees. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees pursuant hereto or to see to the application of any payments made or property transferred to the Trust or upon its order.

     SECTION 2. Filing of Copies, References, Headings. The original or a copy of this instrument and of each amendment hereto and of each Declaration of Trust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each such amendment and supplemental Declaration of Trust shall be filed by the Trust with the Secretary of The Commonwealth of Massachusetts and the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments or supplemental Declarations of Trust have been made and as to matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendment or supplemental Declaration of Trust. In this instrument or in any such amendment or supplemental Declaration of Trust, references to this instrument, and all expressions like 'herein,' 'hereof,' and 'hereunder,' shall be deemed to refer to this instrument as amended or affected by any such amendment or supplemental Declaration of Trust. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

     SECTION 3. Applicable Law. The Trust set forth in this instrument is made in The Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

     IN WITNESS WHEREOF, the undersigned Trustees have hereunto set their hand for themselves and their assigns as of the day and year first above written.

                                                                       EXHIBIT P

               ARTICLES XI, XII AND XIII OF THE CURRENT BYLAWS OF
                           PAINEWEBBER CASHFUND, INC.
                            (A MARYLAND CORPORATION)

                                   ARTICLE XI
                                   AMENDMENTS

     SECTION 11.01. General: Except as provided in Section 11.02 hereof, all By-Laws of the Corporation, whether adopted by the board of directors or the stockholders, shall be subject to amendment, alteration or repeal, and new By-Laws may be made, by the affirmative vote of a majority of either:

          (a) the holders of record of the outstanding shares of stock of the Corporation entitled to vote, at any annual or special meeting, the notice or waiver of notice of which shall have specified or summarized the proposed amendment, alteration, repeal or new By-Law; or

          (b) the Directors, at any regular or special meeting the notice or waiver of notice of which shall have specified or summarized the proposed amendment, alteration, repeal or new By-Law.

     SECTION 11.02.  By Stockholders Only:

          (a) No amendment of any section of these By-Laws shall be made except by the stockholders of the Corporation if the By-Laws provide that such section may not be amended, altered or repealed except by the stockholders.

          (b) From and after the issue of any shares of the Capital Stock of the Corporation, no amendment of this Article XI or Articles XII or XIII shall be made except by the stockholders of the Corporation.

                                  ARTICLE XII
                                 MISCELLANEOUS

     (A) Except as hereinafter provided, no officer or director of the Corporation and no partner, officer, director or shareholder of the Investment Adviser (as that term is defined in the Investment Company Act of 1940) of the Corporation or of the distributor of the Corporation, and no Investment Adviser or distributor of the Corporation shall take long or short positions in the securities issued by the Corporation.

          (1) The foregoing provision shall not prevent the distributor from purchasing from the Corporation shares of the Corporation if such purchases are limited (except for reasonable allowances for clerical errors, delays and errors of transmission and cancellation of orders) to purchases for the purpose of filing orders for such shares received by the distributor, and provided that orders to purchase from the Corporation are entered with the Corporation or the Custodian promptly upon receipt by the distributor of purchases orders for such shares, unless the distributor is otherwise instructed by its customer.


          (2) The foregoing provision shall not prevent the distributor from purchasing shares of the Corporation as agent for the account of the Corporation.

          (3) The foregoing provision shall not prevent the purchase from the Corporation or from the underwriter of shares issued by the Corporation by any officer, or director of the Corporation or by any partner, officer, director or stockholder of the Investment Adviser of the Corporation at the price available to the public generally at the moment of such purchase or, to the extent that any such person is a stockholder, at the price available to stockholders of the Corporation generally at the moment of such purchase, or as described in the current Prospectus of the Corporation.

     (B) The Corporation shall not lend assets of the Corporation to any officer or director of the Corporation, or to any partner, officer, director or stockholder of, or person financially interested in, the Investment Adviser of the Corporation, or the distributor of the Corporation, or to the Investment Adviser of the Corporation or to the distributor of the Corporation.

     (C) The Corporation shall not impose any restrictions upon the transfer of the shares of the Corporation, but this requirement shall not prevent the charging of customary transfer agent fees.

     (D) The Corporation shall not permit any officer or director, or any officer or director of the Investment Adviser or distributor of the Corporation to deal for or on behalf of the Corporation with himself as principal or agent, or with any partnership, association or corporation in which he has a financial interest; provided that the foregoing provision shall not prevent (a) officers and directors of the Corporation from buying, holding or selling shares in the Corporation, or from being partners, officer or directors of or otherwise financially interested in the Investment Adviser or distributor of the Corporation; (b) purchases or sales of securities or other property by the Corporation from or to an affiliated person or to the Investment Advisers or distributor of the Corporation if such transaction is exempt from the applicable provisions of the Investment Company Act of 1940; (c) purchases of investments for the portfolio of the Corporation or sales of investments owned by the Corporation through a security dealer who is, or one or more of whose partners, stockholders, officers or directors is, an officer or director of the Corporation, if such transactions are handled in the capacity of brokers only and commissions charged do not exceed customary brokerage charges for such services; (d) employment of legal counsel, registrar, transfer agent, dividend disbursing agent or custodian who is, or who has a partner, stockholder, officer or director who is, an officer or director of the Corporation, if only customary fees are charged for services to the Corporation; (e) sharing statistical, research, legal and management expenses and office hire and expenses with any other investment company in which an officer or director of the Corporation is an officer or director or otherwise financially interested.

                                  ARTICLE XIII
                      INVESTMENTS: BORROWING AND PLEDGING

     The Corporation shall be subject to the following restrictions and limitations:

     (A) The Corporation shall not purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of its assets would be invested in the securities of such issuer. The foregoing limitation shall not apply to investments in Government securities as defined in the Investment Company Act of 1940. The Corporation shall not acquire voting securities of any issuer.

     (B) The Corporation shall not purchase securities issued by any other investment company.

     (C) The Corporation shall not purchase securities of any issuer if such purchase at the time thereof would cause more than five percent (5%) of the total assets of the Corporation (taken at market value) to be invested in securities of companies which have a record of less than three (3) years' continuous operation including, however, in such three (3) years the operation of any predecessor company or companies, partnership or individual enterprise if the issuer whose securities are proposed as an investment for funds of the Corporation has come into existence as a result of a merger, consolidation, reorganization, or the purchase of substantially all the assets of such predecessor company or companies, partnership or individual enterprise.

     (D) Notwithstanding the foregoing paragraphs (A), (B), and (C), any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Corporation, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Corporation shall within sixty (60) days after the consummation of such merger, consolidation or acquisition dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     (E) The Corporation shall not purchase or retain in its portfolio any securities issued by an issuer any of whose officers or directors, trustees or securities holders is an officer or director of the Corporation, or is a member, officer, director or trustee of the Investment Adviser of the Corporation, if after the purchase of the securities of such issuer by the Corporation one or more of such persons owns beneficially more than one-half of one percent ( 1/2%) of the shares or securities, or both (all taken at market value), of such issuer, and such persons owning more than one-half of one percent ( 1/2%) of such shares or securities together own beneficially more than five percent (5%) of such shares or securities, or both (all taken at market value).

     (F) The Corporation shall not borrow amounts in excess of ten percent (10%) of the gross assets of the Corporation taken at cost determined in accordance with good accounting practice, and no borrowing shall be undertaken except as a temporary measure for extraordinary or emergency purposes.

     (G) The Corporation shall not pledge, mortgage or hypothecate the assets of the Corporation taken at market value to an extent greater than five percent (5%) of the gross assets of the Corporation taken at cost.

     (H) The Corporation shall not

          (a) purchase any securities or evidences of interest therein on 'margin,' that is to say in a transaction in which it has borrowed all or a portion of the purchase price and pledged the purchased securities or evidences of interest therein as collateral for the amount so borrowed,

          (b) sell or contract to sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions, and

          (c) purchase or sell any put or call options or any combination thereof, provided, however, that nothing herein shall prevent the purchase, ownership, holding or sale of warrants when the grantor of the warrants is the issuer of the underlying securities.

CODE A

                                [NAME OF FUND]

PROXY          Special Meeting of Shareholders - April 10, 1996          PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES/DIRECTORS OF THE COMPANY INDICATED ABOVE AND RELATES TO PROPOSALS WITH RESPECT TO THE COMPANY OR TO THE SERIES OR PORTFOLIO OF THE COMPANY INDICATED ABOVE ("FUND"). The undersigned hereby appoints as proxies DIANNE E. O'DONNELL and KEITH A. WELLER and each of them (with power of substitution) to vote for the undersigned all shares of beneficial interest/common stock of the undersigned in the Fund at the above referenced meeting and any adjournment thereof, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS RELATING TO THE COMPANY OR FUND.

YOUR VOTE IS IMPORTANT. Please date and sign this proxy below and return it in the enclosed envelope to: Alamo Direct, 280 Oser Avenue, Hauppauge, NY 11786. This proxy will not be voted unless it is dated and signed exactly as instructed hereon.

If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated -- for example: "ABC Corp., John Doe, Treasurer."

                                        Sign exactly as name appears hereon.

                                        _______________________ (L.S.)

                                        _______________________ (L.S.)

                                        Dated _______________, 1996


                                [NAME OF FUND]

PLEASE INDICATE YOUR VOTE BY AN "X" IN THE APPROPRIATE BOX BELOW. THE BOARD OF TRUSTEES/DIRECTORS RECOMMENDS A VOTE "FOR"

1. Election of ten members of the Company's Board of Trustees/Directors to serve indefinite terms until their successors are duly elected and qualified;

     FOR ALL NOMINEES except as marked to the contrary below [ ]

     WITHHOLD AUTHORITY FOR ALL NOMINEES [ ]

INSTRUCTION: To Withhold Authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

Margo N. Alexander   Richard Q. Armstrong   E. Garrett Bewkes, Jr.
Richard Burt   Mary C. Farrell  Meyer Feldberg   George W. Gowen
Frederic V. Malek   Carl W. Schafer   John R. Torell III

                                                    FOR      AGAINST     ABSTAIN

2.   Ratification of the selection of the
     Fund's independent auditors for its current
     fiscal year.                                   [ ]        [ ]          [ ]


3.   Approval of the proposed changes to the
     Fund's fundamental investment restrictions     [ ]        [ ]          [ ]

     [ ] To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve the others, place an "X" in the box at left AND indicate the number(s) (as set forth in the proxy statement) of the investment restriction(s) you do not want to change on this line: ____________________________________


4(a) ONLY FOR PAINEWEBBER CASHFUND, INC.,
     PAINEWEBBER RMA TAX-FREE FUND, INC. AND
     PAINEWEBBER RMA MONEY FUND, INC.:
     Approval of proposed amendments to, and a
     restatement of, its Articles of Incorporation. [ ]        [ ]          [ ]

4(b) ONLY FOR PAINEWEBBER/KIDDER, PEABODY
     MUNICIPAL MONEY MARKET SERIES:
     Approval of proposed amendment to, and a
     restatement of, its Declaration of Trust.      [ ]        [ ]          [ ]

5.   ONLY FOR PAINEWEBBER CASHFUND, INC.:
     Approval of certain proposed changes to its
     bylaws.                                        [ ]        [ ]          [ ]

6.   ONLY FOR LIQUID INSTITUTIONAL RESERVES:
     Approval of a new sub-advisory agreement
     between Mitchell Hutchins Asset Management
     Inc. and PaineWebber Incorporated.             [ ]        [ ]          [ ]

               PLEASE DATE AND SIGN THE FRONT SIDE OF THIS CARD